                         ENTERPRISE ACCUMULATION TRUST

                           MULTI-CAP GROWTH PORTFOLIO

                             SUBADVISER'S COMMENTS

FRED ALGER MANAGEMENT, INC.
NEW YORK, NEW YORK

Investment Management

     Fred Alger Management, Inc., which has approximately $21 billion in assets under management, became the subadviser to the Portfolio on July 15, 1999. Alger's normal investment minimum is $5 million.

Investment Objective

     The objective of the Enterprise Multi-Cap Growth Portfolio is to seek long-term capital appreciation.

Investment Strategies

     The Multi-Cap Growth Portfolio invests primarily in growth stocks. The subadviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.

First Half 2000 Performance Review

     The stock market experienced an extremely volatile start in 2000. Following an enormously strong fourth quarter of 1999 and an uneventful Y2K, the market seemed poised to continue its rally during the traditionally bullish month of January. However, stocks struggled during January, as profit-taking and interest rate fears weighed on most equity indices. Soaring fuel prices contributed heavily to inflation fears as oil neared $30 per barrel. Also, third and fourth quarter GDP numbers represented the strongest two-quarter GDP growth in more than a decade. Against this background of higher commodity prices and unrelenting economic expansion, the Federal Reserve raised both the Fed Funds rate and the discount rate 0.25 percent on February 2nd. Two days before the Federal Reserve meeting, the S&P 500 Index ended January with a negative 5.00 percent return.

     February was a slightly better month for equity markets. While the S&P 500 and the Dow Jones Industrial Average continued to flounder, technology and growth stocks regained the momentum they had previously lost. The Nasdaq Composite and Russell 2000 pushed strongly higher, led by many of the same companies that had driven the market towards the end of 1999. Biotechnology stocks posted especially strong gains. The re-emergence of growth stocks, combined with the continued struggles of most value stocks, brought increased public attention to the ongoing bifurcated nature of the market.

     While the media was shining a spotlight on "new economy" stocks, March rolled around and the market quickly changed its pace. Many technology-oriented, new economy growth stocks corrected severely during March, driven down by valuation concerns and sector rotations. Money flowed out of technology stocks and into so-called "old economy" stocks, including financials, pharmaceuticals and retailers. Many of the trading days during March saw the Dow moving strongly in one direction and the Nasdaq moving decisively in the other, with each index taking turns in the lead. However, a reversal of fortunes was clearly the general trend, with the Dow advancing while the Nasdaq was retreating. As March neared its close, the market continued to struggle with the conflict between the new economy and the old economy. The Federal Reserve also bumped interest rates by another 0.25 percent on March 21st, adding to interest rate fears.

     Alarmingly, on April 4th, the Nasdaq fell in excess of 500 points to an intra-day low of 3,649. Despite staging a strong intra-day recovery, the Nasdaq continued to plummet throughout the first part of April, bottoming on April 17th to a low of 3227. This represented a drop of more than 37 percent from high to low, which certainly qualifies as a full-fledged bear market. Equity markets continued to be extraordinarily volatile throughout the remainder of April, with most indices fluctuating wildly amidst an overall minor recovery. However, the market's recovery was extremely short-lived. The Nasdaq's plummet began anew during May, before finally bottoming at 3043 on May 24th. This brought the total drop in the technology heavy index to 41 percent. While the Dow and other value-oriented indices did fare somewhat better than the Nasdaq over this time span, losses were widespread across the board.

     Most equity market indices succeeded in rallying during late May and June. From its May 24th low to its June 22nd high, the Nasdaq returned in excess of 33 percent, before retreating somewhat by June 30. This recovery was brought on primarily by a series of economic reports that indicated a slowing of the economy. Perhaps the most significant report was the May employment report, which showed an increase in the unemployment rate to 4.1 percent. After the Federal Reserve had hiked interest rates by 0.50 percent during their May meeting, the employment report effectively soothed concerns about potential rampant interest rate increases. By the time the Federal Reserve met again in late June, widespread interest rate and inflation concerns had been greatly alleviated. On June 28th, the Federal Reserve announced that it would not raise rates, thereby giving further credibility to the notion that the economy has indeed been slowing.

     The top ten holdings represented slightly more than one-quarter of the Portfolio's net assets. In descending order, the largest positions were JDS Uniphase Corporation (3.55 percent), Microsoft Corporation (3.30 percent), Cisco Systems Inc. (3.04 percent), Amgen Inc. (2.90 percent), Sprint PCS (2.47 percent), Citigroup Inc. (2.28 percent), Intel Corporation (2.22 percent), Micron Technology Inc. (2.19 percent), eBay Inc. (2.03 percent) and Safeway Inc. (1.99 percent). The Multi-Cap Growth Portfolio is primarily weighted towards large-cap stocks. However, a few smaller companies are also represented in the Portfolio, most of which are mid-cap stocks. The Multi-Cap Growth Portfolio's heavy overweighting in the technology sector negatively impacted the performance of the Portfolio during the first half of the year.

Future Investment Strategy

     The last time serious tightening occurred was 1994 when the Federal Reserve doubled the Fed Funds rate from 3 percent to 6 percent, between April 1994 and December 1994. A strong sell-off ensued and the highs were not revisited until early 1995 when the tightening ended. It is Alger's sense that by August, the Federal Reserve will no longer be inclined to raise rates. Of course this will depend on whether economic news continues to show a moderating economy. If it does, there may be a sharp rally in both the bond and stock markets in the second half of the year, similar to early 1995.

     Regardless of market conditions, Alger will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, Alger plans to continue to seek out and invest in companies that it believes will grow their earnings rapidly and consistently.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                           MULTI-CAP GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                   NUMBER OF SHARES OR
COMMON STOCKS -- 89.02%             PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
ADVERTISING -- 0.41%
  Omnicom Group Inc.                        6,900        $    614,531
BIOTECHNOLOGY -- 4.57%
  Affymetrix Inc. (a)                       6,300           1,040,287
  Amgen Inc. (a)                           61,800           4,341,450
  Genentech Inc. (a)                        8,500           1,462,000
                                                         ------------
                                                            6,843,737
BROADCASTING -- 2.76%
  AT&T Corporation-Liberty Media
    Group (Class A) (a)                    58,200           1,411,350
  Clear Channel Communications
    Inc. (a)                               36,200           2,715,000
                                                         ------------
                                                            4,126,350
BUSINESS SERVICES -- 1.13%
  Ariba Inc. (a)                           17,200           1,686,406
CABLE -- 0.87%
  Comcast Corporation (a)                  15,450             625,725
  Cox Communications Inc.
    (Class A) (a)                          15,000             683,438
                                                         ------------
                                                            1,309,163
COMMUNICATIONS -- 6.73%
  Brocade Communications Systems
    Inc. (a)                                3,900             715,589
  JDS Uniphase Corporation (a)             44,400           5,322,844
  PMC-Sierra Inc. (a)                      14,700           2,612,006
  SDL Inc. (a)                              5,000           1,425,938
                                                         ------------
                                                           10,076,377
COMPUTER HARDWARE -- 6.43%
  Cisco Systems Inc. (a)                   71,600           4,551,075
  Dell Computer Corporation (a)            55,500           2,736,844
  Hewlett-Packard Company                  18,700           2,335,162
                                                         ------------
                                                            9,623,081
COMPUTER SERVICES -- 5.98%
  America Online Inc. (a)                  50,000           2,637,500
  CNET Networks Inc. (a)                    5,800             142,463
  Sun Microsystems Inc. (a)                30,700           2,791,781
  VeriSign Inc. (a)                         7,000           1,235,500
  Yahoo! Inc. (a)                          17,400           2,155,425
                                                         ------------
                                                            8,962,669
COMPUTER SOFTWARE -- 12.18%
  Commerce One Inc. (a)                    22,800           1,034,906
  Exodus Communications Inc. (a)           39,800           1,833,288
  i2 Technologies Inc. (a)                 14,130           1,473,273
  Microsoft Corporation (a)                61,800           4,944,000
  Oracle Corporation (a)                   34,900           2,933,781
  Phone.com Inc. (a)                       18,200           1,185,275
  RealNetworks Inc. (a)                     7,600             384,275
  Veritas Software Corporation (a)         20,900           2,362,027
  Vignette Corporation (a)                 40,300           2,096,230
                                                         ------------
                                                           18,247,055
ELECTRONICS -- 1.45%
  Broadcom Corporation (Class A) (a)        9,900           2,167,481
FINANCE -- 0.49%
  Morgan Stanley Dean Witter &
    Company                                 8,900             740,925
HEALTH CARE -- 0.81%
  Medtronic Inc.                           24,200           1,205,463
MANUFACTURING -- 1.64%
  Corning Inc.                              9,100           2,455,863

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
MISC. FINANCIAL SERVICES -- 2.60%
  American Express Company                  9,300        $    484,762
  Citigroup Inc.                           56,600           3,410,150
                                                         ------------
                                                            3,894,912
OIL SERVICES -- 2.04%
  BJ Services Company (a)                  13,700             856,250
  Halliburton Company                      33,150           1,564,266
  Nabors Industries Inc. (a)               15,400             640,062
                                                         ------------
                                                            3,060,578
PHARMACEUTICALS -- 0.95%
  Celgene Corporation (a)                  12,000             706,500
  Eli Lilly & Company                       7,200             719,100
                                                         ------------
                                                            1,425,600
RETAIL -- 7.56%
  eBay Inc. (a)                            56,100           3,046,931
  Home Depot Inc.                          46,600           2,327,088
  Safeway Inc. (a)                         66,100           2,982,762
  Wal-Mart Stores Inc.                     51,400           2,961,925
                                                         ------------
                                                           11,318,706
SEMICONDUCTORS -- 15.89%
  Altera Corporation (a)                   26,100           2,660,569
  Applied Materials Inc. (a)               31,100           2,818,437
  Applied Micro Circuits
    Corporation (a)                        20,600           2,034,250
  ASM Lithography Holding (a)              29,600           1,306,100
  Conexant Systems Inc. (a)                11,800             573,775
  Intel Corporation                        24,900           3,328,819
  Linear Technology Corporation            23,500           1,502,531
  LSI Logic Corporation (a)                46,800           2,533,050
  Teradyne Inc. (a)                        18,100           1,330,350
  Texas Instruments Inc.                   39,800           2,733,762
  Vitesse Semiconductor
    Corporation (a)                        31,800           2,339,288
  Xilinx Inc. (a)                           7,700             635,731
                                                         ------------
                                                           23,796,662
TECHNOLOGY -- 3.99%
  Agilent Technologies Inc. (a)             7,132             525,985
  Foundry Networks Inc. (a)                 4,000             442,000
  Micron Technology Inc. (a)               37,300           3,284,731
  Walters Corporation (a)                  13,800           1,722,413
                                                         ------------
                                                            5,975,129
TELECOMMUNICATIONS -- 4.36%
  Allegiance Telecom Inc. (a)              18,700           1,196,800
  Amdocs Ltd. (a)                          16,800           1,289,400
  Efficient Networks Inc. (a)               9,200             676,775
  LM Ericsson Telephone
    Company (ADR)                          70,800           1,416,000
  McLeodUSA Inc. (a)                       26,400             546,150
  Nortel Networks Corporation              20,600           1,405,950
                                                         ------------
                                                            6,531,075
WIRELESS COMMUNICATIONS -- 6.18%
  Motorola Inc.                            78,600           2,284,312
  Nextel Communications Inc.
    (Class A) (a)                          17,800           1,089,138
  Nokia Corporation (Class A)
    (ADR)                                  43,850           2,189,759
  Sprint PCS (a)                           62,100           3,694,950
                                                         ------------
                                                            9,258,159
                                                         ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $126,994,634)                            133,319,922
---------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                   MULTI-CAP GROWTH PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
COMMERCIAL PAPER -- 8.00%
---------------------------------------------------------------------
    Bank Austria Inc.
      6.58% due 07/14/00               $4,000,000        $  3,990,496
    Baus Funding
      6.72% due 07/14/00                4,000,000           3,990,293
    Nestle Capital Corporation
      6.66% due 07/07/00                4,000,000           3,995,560
                                                         ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $11,976,349)                              11,976,349
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.78%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    5.50% due 07/03/00,
    Maturity Value $5,667,596
    Collateral: U.S. Treasury
    Note
    $5,675,000, 6.00% due
    02/15/26,
    Value $5,909,600                    5,665,000           5,665,000
---------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $5,665,000)                                5,665,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $144,635,983)                           $150,961,271
OTHER ASSETS LESS LIABILITIES -- (0.80)%                   (1,197,449)
                                                         ------------
NET ASSETS -- 100%                                       $149,763,822
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY GROWTH PORTFOLIO

                             SUBADVISER'S COMMENTS

WILLIAM D. WITTER, INC.
NEW YORK, NEW YORK

Investment Management

     William D. Witter, Inc., which has approximately $1.6 billion in assets under management, became subadviser to the Portfolio on December 1, 1998. Witter's normal investment minimum for a separate account is $1 million.

Investment Objective

     The objective of the Enterprise Small Company Growth Portfolio is to seek capital appreciation.

Investment Strategies

     The Small Company Growth Portfolio invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. The subadviser uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the subadviser will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the subadviser believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the subadviser believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially over-weighted in the Portfolio, or when the company no longer meets expectations. The subadviser's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

First Half 2000 Performance Review

     The year began with a burst of appreciation. The intense investor demand for technology issues of 1999 carried over into the New Year, boosted by the successes of overcoming potential Y2K problems. Reports of historically strong, real GDP growth in the 4th quarter, now measured to have been 7.3 percent, were also part of the background. By early March, what appeared to be isolated problems in some of the software companies held in the Portfolio became a trend. The Portfolio's holdings in this sector included securities such as Kronos, Inc., Legato Systems, and Pervasive Software, amounting to 17 percent of the Portfolio. The central issue was a post-Y2K lack of interest for non-Internet related, information technology purchases. In addition, the latter two companies had to restate earnings.

     By late March, investors became concerned that the Federal Reserve's attempt to moderate the economic growth rate to a sustainable level was not working. In addition, the price of oil, which started the year at $25.60 per barrel, was in the $28 to $30 range. Low inflation, which was a cornerstone of investor confidence, now appeared to be ending. As institutions and individuals fled the market, the sector on which they concentrated was technology, which had done so well for fifteen months. The reasoning was that an eventual slow growth or recessionary economy would lead to a reduction in capital spending, including technology.

     By mid-second quarter, many large-capitalization issues were off from their March highs. Small technology companies fared much worse. For instance, the common stock of Nanometrics, which designs and manufactures metrology systems, started the year at a price of $20 per share reached $52 in late February and was back to $20 in early May. The fundamentals of this company and of several other similar ones in the Portfolio did not change materially during the period.

     During January and February, the Portfolio reduced several holdings including Nanometrics, Exchange Applications, Aurora Biosciences, and AstroPower as they reached levels not substantiated by their near-term prospects. In most instances the positions were rebuilt at lower prices during the second quarter. In addition to technology, other cyclical growth sectors such as transportation were also negatively impacted.

Future Investment Strategy

     Witter plans to maintain the Portfolio in a fully invested position, as Witter believes that small company growth stocks, in general, are reasonably valued.

     In the technology sector, Witter expects to reduce the commitment in the semi-conductor equipment group before year-end. While these companies may experience 50 percent and higher earnings growth at particular points in their cycle, it will be important to reduce or even eliminate this exposure before the next significant decrease in demand for their products occurs. As of now, many semi-conductor manufacturers are moving to 12" from 8" wafers and have unusually large needs for new equipment.

     One segment of technology that Witter plans to increase is "B2B" Internet software. While the Portfolio holds two issues in this category now, Excelon and IntraNet Solutions, Witter believes the prospects could be very favorable. Witter also plans to add telecommunications as a second sub-sector of technology. Healthcare, the second largest sector, is also a fertile ground for new investments. Drug discovery and cancer diagnosis and therapy are two key areas in which Witter looks for new opportunities.

     Outsourcing is a third secular growth category to which additions may be made. Air transportation, 8.3 percent of the Portfolio, may do better in the moderate growth environment that Witter anticipates, along with at least stable if not declining energy costs.

     For the current fiscal year through June 30th, the turnover rate was 24 percent. While part of Witter's philosophy incorporates a goal of achieving long-term capital appreciation, if the January/February "buy at any price" psychology returns, additional sales will be made.

     There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         SMALL COMPANY GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                    NUMBER OF SHARES OR
     COMMON STOCKS -- 92.76%         PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AEROSPACE -- 1.20%
  AAR Corporation                           64,900        $   778,800
BUSINESS SERVICES -- 7.61%
  Charles River Associates
  Inc. (a)                                  75,900          1,337,737
  Labor Ready Inc. (a)                      30,750            203,719
  Maximus Inc. (a)                          47,000          1,039,875
  On Assignment Inc. (a)                    77,100          2,351,550
                                                          -----------
                                                            4,932,881
COMPUTER HARDWARE -- 1.95%
  Overland Data Inc. (a)                    91,200          1,265,400
COMPUTER SERVICES -- 9.07%
  Integral Systems Inc. (a)                 55,100            922,925
  Mapinfo Corporation (a)                   55,800          2,388,750
  National Computer Systems Inc.            52,100          2,565,925
                                                          -----------
                                                            5,877,600
COMPUTER SOFTWARE -- 7.95%
  Excclon Corporation (a)                  122,800            974,725
  Exchange Applications
    Software (a)                            87,800          2,337,675
  IntraNet Solutions Inc. (a)               21,600            828,900
  Saga Systems Inc. (a)                     81,300          1,011,169
                                                          -----------
                                                            5,152,469
ELECTRICAL EQUIPMENT -- 4.20%
  Electro Scientific Industries
    Inc. (a)                                36,700          1,615,947
  Woodhead Industries                       60,500          1,104,125
                                                          -----------
                                                            2,720,072
ELECTRONICS -- 14.34%
  Applied Science & Technology
    Inc. (a)                                34,800            900,450
  Comptek Research Inc. (a)                115,000          2,041,250
  Cymer Inc. (a)                            38,900          1,857,475
  Nanometrics Inc. (a)                      53,200          2,191,175
  Veeco Instruments Inc. (a)                31,500          2,307,375
                                                          -----------
                                                            9,297,725
MANUFACTURING -- 9.62%
  AstroPower Inc. (a)                       77,440          2,100,560
  Flow International Corporation
    (a)                                     74,700            747,000
  Genus Inc. (a)                            84,600            692,663
  Meade Instruments Corporation
    (a)                                     30,600            768,825
  Mueller Industries Inc. (a)               29,840            835,520
  PRI Automation Inc. (a)                   16,700          1,092,023
                                                          -----------
                                                            6,236,591
MEDICAL INSTRUMENTS -- 11.33%
  Advanced Neuromodulation
    Systems (a)                             26,100            437,175
  Candela Corporation (a)                  109,250            996,906
  Cytyc Corporation (a)                     48,700          2,599,363
  Staar Surgical Company (a)                62,800            702,575
  Theragenics Corporation (a)              128,580          1,100,966
  Varian Medical Systems Inc. (a)           38,600          1,510,225
                                                          -----------
                                                            7,347,210

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
MEDICAL SERVICES -- 4.61%
  Impath Inc. (a)                           55,100        $ 2,989,175
SECURITY & INVESTIGATION SERVICES
  -- 0.64% Barringer Technologies
  Inc. (a)                                  60,500            415,938
TECHNOLOGY -- 7.24%
  Aurora Bioscience
    Corporation (a)                         24,400          1,663,775
  Catalytica Inc. (a)                      134,230          1,476,530
  Trikon Technologies Inc. (a)              81,700          1,552,300
                                                          -----------
                                                            4,692,605
TELECOMMUNICATIONS -- 2.68%
  AVT Corporation (a)                       30,000            221,250
  Globecomm Systems Inc. (a)                73,800          1,014,750
  Hello Direct Inc. (a)                     42,300            502,312
                                                          -----------
                                                            1,738,312
TRANSPORTATION -- 8.67%
  Amtran Inc. (a)                           61,600            766,150
  Atlas Air Inc. (a)                        66,540          2,387,122
  Ryanair Holdings (ADR) (a)                26,470            966,155
  Skywest Inc.                              40,600          1,504,738
                                                          -----------
                                                            5,624,165
TRAVEL/ENTERTAINMENT/LEISURE --
  1.65% Polaris Industries Inc.             33,400          1,068,800
                                                          -----------

TOTAL COMMON STOCKS
(IDENTIFIED COST $54,492,410)                              60,137,743
---------------------------------------------------------------------

COMMERCIAL PAPER -- 7.54%
---------------------------------------------------------------------
  Exxon Asset Management Company,
    6.53% due 07/03/00                  $2,376,000          2,375,138
  Morgan Stanley Dean Witter,
    6.85% due 07/05/00                   2,516,000          2,514,085
                                                          -----------

TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $4,889,223)                                4,889,223
---------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $59,381,633)                             $65,026,966

OTHER ASSETS LESS LIABILITIES --
   (0.30)%                                                   (196,496)
                                                          -----------
NET ASSETS -- 100%                                        $64,830,470
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY VALUE PORTFOLIO

                             SUBADVISER'S COMMENTS

GABELLI ASSET MANAGEMENT COMPANY
RYE, NEW YORK

Investment Management

     Gabelli Asset Management Company, which manages approximately $9.6 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Portfolio on June 1, 1996.

Investment Objective

     The objective of the Enterprise Small Company Value Portfolio is to seek maximum capital appreciation.

Investment Strategies

     The Small Company Value Portfolio invests primarily in common stocks of small capitalization companies that the subadviser believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The subadviser uses a proprietary research technique to determine which stocks have a market price that is less that the "private market value" or what an investor would pay for the company. The subadviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

First Half 2000 Performance Review

     The first half of the year began with a rally in "new economy" stocks. In the first quarter, momentum investing was considerably more rewarding than owning stocks representing fundamental values. In the last week of the first quarter, the Portfolio saw a rotation out of the technology sector and into value sectors. In the second quarter, small-cap stocks demonstrated surprising resilience. The high-octane technology stocks languished before getting back on pace at the end of the first half. The Portfolio continues to be underweighted in this sector.

     Performance in the first half of the year was driven by merger and acquisition activity in some of the Portfolio's holdings. Many exceptional opportunities existed for value investors, where high quality companies were often shunned. Typically, whenever such a disparity exists between a company's intrinsic value and its price in the public market, something happens to close that gap. Recently, that catalyst has been a deal. The best performers in the first half were involved in takeovers or financial restructurings. These included Jackpot Enterprises, Celestial Seasonings, General Cigar, Pioneer Group, Wynn's International, Mark IV Industries and Bush Boake Allen.

Future Investment Strategy

     The Federal Reserve's preemptive strike against inflation seems to be working. There is finally evidence of economic deceleration. Housing starts and home sales are down substantially, and with the exception of oil, commodity prices have flattened. The most recently released employment numbers were relatively benign. The U.S. may be returning to a "Goldilocks" economy -- not too hot, not too cold, but just right -- that may propel stocks higher. Ideally, there may be a much broader market advance in which quality companies in a wider range of industries participate.

     What can go wrong? Gabelli sees several potential negative threats. The labor market remains tight and the threat of wage driven inflation is quite real. Despite six Federal Reserve rate hikes over the last twelve months, the economy is still growing at a pace that troubles the monetary authorities and may lead to even higher short- and long-term interest rates. Also, it is an election year. While the campaign has been a relatively quiet one, the rhetoric is sure to heat up as we approach November. Political posturing on economic issues, principally how to squander the growing budget surplus, may rattle the financial markets. Finally, while there are large pockets of very attractive fundamental values in the equities market, many stocks are still richly priced relative to historic norms.

     Of less widespread concern is the soaring balance of trade deficit. Thus far, the world has been happy to finance this deficit by buying U.S. stocks and bonds. However, if inflation continues to trend higher and the U.S financial markets continue to sputter, international investors may seek opportunities elsewhere. If the international demand dries up, the very favorable supply/demand dynamics the U.S. financial markets have enjoyed over the last decade may be disrupted.

     There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         SMALL COMPANY VALUE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                   NUMBER OF SHARES OR
     COMMON STOCKS -- 99.09%        PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
ADVERTISING -- 1.13%
  Ackerley Group Inc.                     330,000        $  3,877,500
  BOWLIN Outdoor Advertising &
    Travel Center Inc. (a)                 66,000             420,750
                                                         ------------
                                                            4,298,250
AEROSPACE -- 5.60%
  AAR Corporation                          35,000             420,000
  Ametek Inc.                             120,000           2,100,000
  Curtiss-Wright Corporation               90,000           3,346,875
  GenCorp Inc.                            260,000           2,080,000
  Kaman Corporation (Class A)             112,000           1,197,000
  Moog Inc. (Class A) (a)                  40,000           1,055,000
  Sequa Corporation (Class A) (a)          70,000           2,673,125
  Sequa Corporation (Class B) (a)          41,000           2,367,750
  SPS Technologies Inc. (a)               148,000           6,077,250
                                                         ------------
                                                           21,317,000
APPAREL & TEXTILES -- 0.18%
  Carlyle Industries Inc. (a)             241,739             120,870
  Hartmarx Corporation (a)                220,000             563,750
                                                         ------------
                                                              684,620
AUTOMOTIVE -- 8.69%
  A. O. Smith Corporation                  12,000             251,250
  A. O. Smith Corporation (Class
    A)                                      4,000              80,500
  Arvin Industries Inc.                    50,000             868,750
  Borg-Warner Automotive Inc.              66,000           2,318,250
  Clarcor Inc.                            230,000           4,571,250
  Earl Scheib Inc. (a)(g)                 225,000             703,125
  Federal-Mogul Corporation               110,000           1,051,875
  Lund International Holdings
    Inc. (a)                               26,000             123,500
  Midas Inc.                               44,000             880,000
  Modine Manufacturing Company            265,000           7,155,000
  Navistar International
    Corporation (a)                        95,000           2,950,937
  Standard Motor Products Inc.            260,000           2,210,000
  Superior Industries
    International Inc.                    108,000           2,781,000
  Tenneco Automotive Inc.                 200,000           1,050,000
  Wynns International Inc.                270,000           6,125,625
                                                         ------------
                                                           33,121,062
BROADCASTING -- 9.87%
  AT&T Corporation -- Liberty
    Media Group (Class A) (a)             164,000           3,977,000
  Chris-Craft Industries Inc. (a)         169,830          11,219,394
  EchoStar Communications
    Corporation (Class A) (a)              50,000           1,655,469
  Fisher Companies Inc.                    31,000           2,371,500
  Granite Broadcasting
    Corporation (a)                       170,000           1,253,750
  Gray Communications Systems
    Inc.                                   86,000             843,875
  Gray Communications Systems
    Inc. (Class B)                        165,000           1,608,750
  Paxson Communications
    Corporation (a)                       230,000           1,840,000
  United Television Inc.                   69,500           8,948,125
  UnitedGlobalCom Inc. (a)                 80,000           3,740,000
  Young Broadcasting Inc. (a)               5,000             128,438
                                                         ------------
                                                           37,586,301
BUILDING & CONSTRUCTION -- 0.26%
  Core Materials Corporation (a)           60,000             120,000
  Huttig Building Products Inc.
    (a)                                    30,444             125,582
  Salem Communications
    Corporation (a)                        80,000             742,500
                                                         ------------
                                                              988,082

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
BUSINESS SERVICES -- 0.33%
  MDC Corporation (Class A) (a)            30,000        $    264,375
  Nashua Corporation (a)                   30,000             247,500
  National Processing Inc. (a)             60,000             750,000
                                                         ------------
                                                            1,261,875
CABLE -- 5.50%
  Cablevision Systems Corporation
    (Class A) (a)                         191,000          12,964,125
  Rogers Communications Inc.
    (Class B) (a)                         240,000           6,840,000
  TCI Satellite Entertainment
    Inc. (Class A) (a)                    132,000           1,146,750
                                                         ------------
                                                           20,950,875
CHEMICALS -- 3.10%
  Bush Boake Allen Inc. (a)                62,000           2,712,500
  Church & Dwight Company Inc.             88,000           1,584,000
  Ferro Corporation                        95,000           1,995,000
  OMNOVA Solutions Inc.                   220,000           1,375,000
  Sybron Chemicals Inc. (a)               190,000           4,156,250
                                                         ------------
                                                           11,822,750
COMPUTER HARDWARE -- 0.00%
  Cerion Technologies Inc. (a)(d)          90,000                   0
COMPUTER SERVICES -- 0.09%
  Tyler Technologies Inc. (a)             140,000             358,750
COMPUTER SOFTWARE -- 0.70%
  Global Sources Ltd.                      10,075             255,653
  Primark Corporation                      65,000           2,421,250
                                                         ------------
                                                            2,676,903
CONSUMER DURABLES -- 0.23%
  Noel Group Units (a)(d)(f)              135,000                   0
  Noel Liquidating Trust Units
    (a)(d)(f)                             135,000              89,100
  Oneida Ltd.                              44,000             781,000
                                                         ------------
                                                              870,100
CONSUMER PRODUCTS -- 0.18%
  Mikasa Inc.                              62,000             682,000
CONSUMER SERVICES -- 0.30%
  Berlitz International Inc. (a)           69,000             621,000
  ITT Educational Services Inc.
    (a)                                    30,000             526,875
                                                         ------------
                                                            1,147,875
ELECTRICAL EQUIPMENT -- 4.52%
  Ampco-Pittsburgh Corporation            130,000           1,446,250
  Donaldson Company Inc.                   10,000             197,500
  Oak Technology Inc. (a)                 430,000           9,271,875
  SL Industries Inc.                       68,000             663,000
  Thomas Industries Inc.                  220,000           3,891,250
  UCAR International Inc. (a)             135,000           1,763,437
                                                         ------------
                                                           17,233,312
ELECTRONICS -- 0.62%
  CTS Corporation                          30,000           1,350,000
  Power-One Inc. (a)                        9,000           1,025,438
                                                         ------------
                                                            2,375,438
ENERGY -- 0.48%
  El Paso Electric Company                100,000           1,118,750
  Kaneb Services Inc. (a)                 180,000             720,000
                                                         ------------
                                                            1,838,750
ENTERTAINMENT & LEISURE -- 5.14%
  Bull Run Corporation (a)                150,000             309,375
  Churchill Downs Inc.                     35,000             818,125
  Gaylord Entertainment Company           272,701           5,863,071
  GC Companies Inc. (a)                   195,000           4,363,125
  Hearst-Argyle Television Inc.
    (a)                                    30,000             585,000

                         ENTERPRISE ACCUMULATION TRUST
                  SMALL COMPANY VALUE PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
  Jackpot Enterprises Inc. (a)            242,000        $  3,055,250
  Sinclair Broadcast Group Inc.
    (a)                                    60,000             660,000
  TV Guide Inc. (Class A) (a)             115,000           3,938,750
                                                         ------------
                                                           19,592,696
FINANCE -- 1.83%
  Advest Group Inc.                        40,000             837,500
  Pioneer Group Inc. (a)                  145,000           6,144,375
                                                         ------------
                                                            6,981,875
FOOD & BEVERAGES & TOBACCO -- 2.61%
  Buenos Aires Embotelladora
    (ADR) (a)(d)                           40,227                   0
  Eskimo Pie Corporation (a)               20,000             197,500
  Ingles Markets Inc. (Class A)            90,000             939,375
  PepsiAmericas Inc. (a)                  315,000             945,000
  Ralcorp Holdings Inc. (a)                80,000             980,000
  Robert Mondavi Corporation
    (Class A) (a)                          20,000             613,750
  Tootsie Roll Industries Inc.            100,786           3,527,492
  Whitman Corporation                     220,000           2,722,500
                                                         ------------
                                                            9,925,617
HOTELS & RESTAURANTS -- 2.86%
  Advantica Restaurant Group Inc.
    (a)                                    60,000              58,125
  Aztar Corporation (a)                   500,000           7,750,000
  Boca Resorts Inc. (a)                   120,000           1,185,000
  Extended Stay America Inc. (a)           40,000             370,000
  Lakes Gaming Inc. (a)                    45,000             399,375
  Park Place Entertainment
    Corporation (a)                        30,000             365,625
  Trump Hotels & Casino Resorts
    Inc. (a)                              270,000             759,375
                                                         ------------
                                                           10,887,500
INSURANCE -- 3.04%
  Argonaut Group Inc.                     107,000           1,832,375
  Danielson Holding Corporation
    (a)                                    60,000             292,500
  Liberty Corporation                     140,000           5,880,000
  Midland Company                         145,400           3,562,300
                                                         ------------
                                                           11,567,175
MACHINERY -- 4.49%
  Baldwin Technology Company Inc.
    (Class A) (a)                         165,000             350,625
  Fairchild Corporation (Class A)
    (a)                                   170,000             828,750
  Flowserve Corporation                   170,000           2,560,625
  Franklin Electric Company Inc.           16,500           1,117,875
  Idex Corporation                        110,000           3,471,875
  Katy Industries Inc.                    155,000           1,821,250
  Nortek Inc. (a)                         122,000           2,409,500
  Paxar Corporation (a)                   180,000           2,148,750
  Standex International
    Corporation                            25,000             396,875
  Tennant Company                          10,000             375,000
  Watts Industries Inc. (Class A)         130,000           1,641,250
                                                         ------------
                                                           17,122,375
MANUFACTURING -- 6.33%
  Aviall Inc. (a)                         120,000             592,500
  Barnes Group Inc.                        63,000           1,027,687
  Belden Inc.                              60,000           1,537,500
  Bway Corporation (a)                     22,000             145,750
  Crane Company                            60,000           1,458,750
  Cuno Inc. (a)                            75,000           1,734,375
  Dexter Corporation                       60,000           2,880,000
  Fedders Corporation (Class A)           380,000           1,757,500
  Fedders USA Inc.                        100,000             581,250
  Graco Inc.                               40,000           1,300,000
  Industrial Distribution Group
    Inc. (a)                               35,000              87,500

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
  Mark IV Industries Inc.                 220,000        $  4,592,500
  Material Sciences Corporation
    (a)                                   145,000           1,450,000
  Myers Industries Inc.                    75,000             806,250
  Oil Dri Corporation of America          123,000           1,107,000
  Park Ohio Holdings Corporation
    (a)                                   160,000           1,380,012
  Rawlings Sporting Goods Company
    Inc. (a)                               90,000             585,000
  Strattec Security Corporation
    (a)                                    33,000           1,072,500
                                                         ------------
                                                           24,096,074
MEDICAL SERVICES -- 0.56%
  CIRCOR International Inc.                65,000             532,188
  Shared Medical System                    22,000           1,604,625
                                                         ------------
                                                            2,136,813
METALS & MINING -- 0.52%
  Homestake Mining Company                 40,000             275,000
  TVX Gold Inc. (a)                       970,000             606,250
  WHX Corporation (a)                     200,000           1,100,000
                                                         ------------
                                                            1,981,250
MISC. FINANCIAL SERVICES -- 0.15%
  Data Broadcasting Corporation
    (a)                                    90,000             568,125
NEUTRACEUTICALS -- 0.24%
  Omni Nutraceuticals Inc.                 15,000              57,188
  Weider Nutrition International
    Inc.                                  280,000             840,000
                                                         ------------
                                                              897,188
OIL SERVICES -- 0.65%
  Vastar Resources Inc.                    30,000           2,463,750
PAPER PRODUCTS -- 0.74%
  Greif Brothers Corporation
    (Class A)                              92,000           2,829,000
PHARMACEUTICALS -- 2.45%
  Agribrands International Inc.
    (a)                                    15,000             629,062
  Block Drug Company Inc.                  20,000             846,250
  Carter-Wallace Inc.                     300,000           6,037,500
  Ivax Corporation (a)                     15,000             622,500
  Twinlab Corporation (a)                 185,000           1,179,375
                                                         ------------
                                                            9,314,687
PRINTING & PUBLISHING -- 5.96%
  A.H. Belo Corporation (Class A)          52,000             900,250
  Lee Enterprises Inc.                     70,000           1,631,875
  McClatchy Company (Class A)              90,000           2,981,250
  Media General Inc. (Class A)            155,000           7,527,187
  Meredith Corporation                     40,000           1,350,000
  Penton Media Inc.                        97,000           3,395,000
  Pulitzer Inc.                            58,000           2,446,875
  Thomas Nelson Inc.                       45,000             385,313
  Topps Company Inc. (a)                  180,000           2,070,000
                                                         ------------
                                                           22,687,750
REAL ESTATE -- 1.12%
  Catellus Development
    Corporation (a)                       200,000           3,000,000
  Griffin Land & Nurseries Inc.
    (a)                                   110,000           1,278,750
                                                         ------------
                                                            4,278,750
RETAIL -- 3.15%
  Burlington Coat Factory
    Warehouse Corporation                 125,000           1,351,562
  Coldwater Creek Inc. (a)                 38,000           1,144,750
  Lillian Vernon Corporation              330,000           3,465,000
  Neiman Marcus Group (Class B)           210,000           5,827,500
  Phar Mor Inc. (a)                        75,000             112,500
  Sports Authority Inc. (a)               100,000             112,500
                                                         ------------
                                                           12,013,812

                         ENTERPRISE ACCUMULATION TRUST
                  SMALL COMPANY VALUE PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
SECURITY & INVESTIGATION SERVICES -- 1.97%
  Burns International Services
    Corporation (a)                       125,000        $  1,562,500
  Rollins Inc.                            364,000           5,414,500
  Wackenhut Corporation (Class A)
    (a)                                    40,000             517,500
                                                         ------------
                                                            7,494,500
TELECOMMUNICATIONS -- 8.12%
  Atlantic Tele-Network Inc.               15,000             141,563
  Citizens Communications Company         400,000           6,900,000
  Commonwealth Telephone
    Enterprises Inc. (a)                   28,077           1,321,374
  Commonwealth Telephone
    Enterprises Inc. (Class B)
    (a)                                    59,633           2,832,567
  Communications Systems Inc.              60,000             915,000
  COMSAT Corporation                       80,000           1,975,000
  CoreComm Ltd. (a)                       216,000           4,212,000
  GST Telecommunications Inc. (a)         120,000             114,375
  RCN Corporation (a)                      60,000           1,522,500
  Rogers Cantel Mobile
    Communications Inc. (Class B)
    (a)                                    44,000           1,479,500
  Telephone and Data Systems Inc.          92,000           9,223,000
  Teligent Inc. (Class A) (a)              12,000             283,500
                                                         ------------
                                                           30,920,379
TRANSPORTATION -- 1.88%
  GATX Corporation                        200,000           6,800,000
  TransPro Inc.                            70,000             354,375
                                                         ------------
                                                            7,154,375
UTILITIES -- 1.24%
  AGL Resources Inc.                       40,000             637,500
  Eastern Enterprises                      65,000           4,095,000
                                                         ------------
                                                            4,732,500
WASTE MANAGEMENT -- 0.10%
  EnviroSource Inc. (a)                   150,000              70,313
  Republic Services Incorporated           20,000             320,000
                                                         ------------
                                                              390,313
WIRELESS COMMUNICATIONS -- 2.16%
  Allen Telecom Inc. (a)                   92,000           1,627,250
  Price Communications
    Corporation (a)                       280,000           6,597,500
                                                         ------------
                                                            8,224,750
                                                         ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $338,857,355)                            377,475,197
---------------------------------------------------------------------

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
U.S. TREASURY BILL -- 0.80%
---------------------------------------------------------------------
    U.S. Treasury Bill 5.94% due
        08/24/00                       $3,055,000        $  3,027,780
                                                         ------------
TOTAL U.S. TREASURY BILL
(IDENTIFIED COST $3,027,780)                                3,027,780
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.18%
---------------------------------------------------------------------
    State Street Bank & Trust
      Repurchase Agreement, 5.50%
      due 07/03/00,
      Maturity Value $692,317
      Collateral: U.S. Treasury Note $720,000, 5.50%
      due 05/31/03,
      Value $710,754                      692,000             692,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $692,000)                                    692,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $342,577,135)                           $381,194,977
OTHER ASSETS LESS LIABILITIES -- (0.07)%                     (271,488)
                                                         ------------
NET ASSETS -- 100%                                       $380,923,489
=====================================================================

(a) Non-income producing security
(d) Security is fair valued at June 30, 2000.
(f) Restricted securities as of June 30, 2000. At June 30, 2000 investments in restricted securities were as follows:

                          DATE       NUMBER                                          % OF
                           OF          OF      UNIT    UNIT        AGGREGATE         NET
     DESCRIPTION       ACQUISITION    UNITS    COST    VALUE     COST      VALUE    ASSETS
     -----------       -----------   -------   -----   -----   --------   -------   ------
Noel Group Units.....    4/13/99     135,000   $0.49   $  --   $ 65,880        --    0.00%
Noel Group
 Liquidating Trust
 Units...............    10/8/98     135,000   $0.81   $0.66    109,688   $89,100    0.02%

(g) Considered an affiliated company as the portfolio owns more than 5% of the outstanding voting securities of such company. The total market value of investment in this affiliated company as of June 30, 2000 was $703,125.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                                GROWTH PORTFOLIO

                             SUBADVISER'S COMMENTS

MONTAG & CALDWELL, INC.
ATLANTA, GEORGIA

Investment Management

     Montag & Caldwell has served as subadviser to the Enterprise Growth Portfolio since the Portfolio was organized on December 1, 1998. Montag & Caldwell manages approximately $33 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

     The objective of the Enterprise Growth Portfolio is to seek capital appreciation.

Investment Strategies

     The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

First Half 2000 Performance Review

     The stock market as measured by the S&P 500 Index was negative for most of the first quarter of 2000 until the brisk rally in March pushed the index into modestly positive territory. The divergence in performance between technology stocks and all other stocks continued to widen until the end of the quarter. The 100 largest companies on the Nasdaq gained nearly 19 percent during the quarter, while the 439 non-tech stocks in the S&P 500 were on average down for the quarter. During the first quarter of 2000, the strength of the Portfolio's technology issues did not offset the weakness of other holdings. Because Montag believes that many technology stocks have become too highly priced, the Portfolio has maintained a more conservative position in technology relative to the market.

     Stocks finished the second quarter lower as investors reacted negatively to the prospects of higher interest rates and their impact on a fully valued market. Concerns also surfaced about whether many developing technology and Internet companies would ever post a profit, leading to a sell off in this overvalued sector of the market. From its peak on March 10 to its low on May 24, the Nasdaq declined over 35 percent and finished the quarter down 13 percent. The S&P 500 finished the quarter down 2.7 percent.

     In this difficult environment, companies with good earnings and more conservative valuations tended to do well. As evidence of this, two of the best performing sectors of the S&P 500 were healthcare, up 22 percent, and consumer staples, up 6 percent. Healthcare was the best performing sector of the S&P 500 for the second quarter. Among the Portfolio's holdings, Johnson & Johnson was the standout, gaining 45 percent for the quarter, while Schering Plough and Pfizer rose over 30 percent. In the consumer staple area, Bestfoods increased over 48 percent as it agreed to be acquired by Unilever, while Coca-Cola and PepsiCo gained over 20 percent.

Future Investment Strategy

     Because Montag & Caldwell expects continued economic growth with low inflation, it believes the outlook for the stock market remains positive. The market, as measured by the S&P 500, may continue to be volatile and move in a sideways pattern until it becomes more evident that the Federal Reserve has succeeded at engineering a soft landing. However, as this develops, interest rates may peak and eventually drift lower, with corporate profit growth being sustained, but at a more moderate rate. Such an outcome may allow the market to broaden out with more stocks moving higher as the stock market indices advance.

     In a more moderately growing economy, Montag & Caldwell believes higher quality issues that can produce solid double-digit earnings growth may excel. With global economies recovering and the enormous longer-term opportunities deriving from the triumph of capitalism, Montag & Caldwell believes multinational growth companies may do particularly well. These include well-positioned consumer, pharmaceutical, technology and financial service companies with global reach. As it becomes more evident that the Federal Reserve is succeeding in bringing about a soft landing, higher-quality consumer growth companies that conduct most of their business in the United States may also be rewarding investments for the Portfolio.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                   NUMBER OF SHARES OR
COMMON STOCKS -- 92.31%             PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
BANKING -- 2.03%
  Wells Fargo & Company                    162,400       $  6,293,000
BUSINESS SERVICES -- 1.45%
  Interpublic Group of Companies
    Inc.                                   105,000          4,515,000
COMPUTER HARDWARE -- 7.06%
  Dell Computer Corporation (a)            191,400          9,438,412
  Hewlett-Packard Company                  100,000         12,487,500
                                                         ------------
                                                           21,925,912
COMPUTER SERVICES -- 6.62%
  Electronic Data Systems
    Corporation                            260,000         10,725,000
  Solectron Corporation (a)                234,800          9,832,250
                                                         ------------
                                                           20,557,250
COMPUTER SOFTWARE -- 3.71%
  Electronic Arts Inc. (a)                  70,000          5,105,625
  Microsoft Corporation (a)                 80,000          6,400,000
                                                         ------------
                                                           11,505,625
CONSUMER PRODUCTS -- 5.94%
  Gillette Company                         395,000         13,800,313
  Newell Rubbermaid Inc.                   180,000          4,635,000
                                                         ------------
                                                           18,435,313
ELECTRICAL EQUIPMENT -- 0.97%
  General Electric Company                  56,600          2,999,800
FOOD, BEVERAGES &
  TOBACCO -- 9.96%
  Bestfoods                                121,000          8,379,250
  Coca-Cola Company                        265,000         15,220,937
  PepsiCo Inc.                             165,000          7,332,188
                                                         ------------
                                                           30,932,375
HEALTH CARE -- 2.49%
  Medtronic Inc.                           155,500          7,745,844
HOTELS & RESTAURANTS -- 6.44%
  Marriott International Inc.
    (Class A)                              198,000          7,140,375
  McDonald's Corporation                   390,000         12,845,625
                                                         ------------
                                                           19,986,000
MEDICAL INSTRUMENTS -- 2.12%
  Boston Scientific Corporation
    (a)                                    300,000          6,581,250
MISC. FINANCIAL SERVICES -- 3.54%
  American Express Company                  98,400          5,129,100
  Citigroup Inc.                            97,100          5,850,275
                                                         ------------
                                                           10,979,375
MULTI-LINE INSURANCE -- 2.29%
  American International Group
    Inc.                                    60,500          7,108,750
PHARMACEUTICALS -- 15.32%
  Bristol-Myers Squibb Company             166,700          9,710,275
  Johnson & Johnson                        120,000         12,225,000
  Pfizer Inc.                              328,400         15,763,200
  Schering-Plough Corporation              195,000          9,847,500
                                                         ------------
                                                           47,545,975

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
RETAIL -- 7.90%
  Circuit City Stores Inc.                 200,000       $  6,637,500
  Costco Wholesale Corporation
    (a)                                    189,500          6,253,500
  Gap Inc.                                  88,300          2,759,375
  Home Depot Inc.                          178,000          8,888,875
                                                         ------------
                                                           24,539,250
SEMICONDUCTORS -- 2.29%
  Intel Corporation                         53,200          7,112,175
TELECOMMUNICATIONS -- 10.84%
  Lucent Technologies Inc.                 240,000         14,220,000
  Tellabs Inc. (a)                         118,400          8,103,000
  Worldcom Inc. (a)                        247,200         11,340,300
                                                         ------------
                                                           33,663,300
WIRELESS COMMUNICATIONS -- 1.34%
  Motorola Inc.                            143,100          4,158,844
                                                         ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $274,818,890)                            286,585,038
---------------------------------------------------------------------
COMMERCIAL PAPER -- 3.54%
---------------------------------------------------------------------
Ford Motor Credit Company
  6.77% due 07/07/00                   $ 8,000,000          7,990,973
Ford Motor Credit Company
  6.60% due 07/10/00                     3,000,000          2,995,050
                                                         ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $10,986,024)                              10,986,023
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.98%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    5.50% due 07/03/00,
    Maturity Value $15,454,080
    Collateral: U.S. Treasury
    Bond $15,260,000, 6.25% due
    08/15/23, Value $16,114,916         15,447,000         15,447,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $15,447,000)                              15,447,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $301,251,914)                           $313,018,061
OTHER ASSETS LESS LIABILITIES -- (0.83)%                   (2,570,351)
                                                         ------------
NET ASSETS -- 100%                                       $310,447,710
=====================================================================

(a) Non-income producing security.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         CAPITAL APPRECIATION PORTFOLIO

                             SUBADVISER'S COMMENTS

MARSICO CAPITAL MANAGEMENT, LLC
DENVER, COLORADO

Investment Management

     Marsico Capital Management, LLC became subadviser to the Enterprise Capital Appreciation Portfolio on November 1, 1999. Marsico manages approximately $16 billion for institutional clients and its usual investment minimum is $100 million.

Investment Objective

     The objective of the Enterprise Capital Appreciation Portfolio is to seek maximum capital appreciation.

Investment Strategies

     The Capital Appreciation Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The subadviser's investment approach emphasizes large capitalization U.S. companies that, in the subadviser's opinion, have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social, and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

     Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, forced displacement (i.e., a better investment idea surfaces), or a permanent change in industry/company fundamentals that alters the original investment thesis.

First Half 2000 Performance Review

     Because the equity markets have been so volatile this year, a variety of the Portfolio's sector, industry, and individual company positions have moved in and out-of-favor at various times this year. However, in reflecting on the past six months, Marsico would point to the following areas that primarily impacted the Portfolio's investment results:

     - TECHNOLOGY-RELATED POSITIONS: On balance, the Portfolio's technology allocation this year has adversely affected performance, although there have been several performance standouts in this sector. Early in 2000, the Portfolio was negatively impacted by its positions in QUALCOMM, Lucent Technologies, and Dell Computer, all of which have been sold. Cisco Systems, after producing strong gains in the first quarter 2000, struggled in the second quarter. A similar pattern took place with 3Com, which produced strong gains in the first quarter, but sold off sharply in the second quarter. The aforementioned companies represented substantial positions in the Portfolio. The Portfolio's positions in technology-related companies such as EMC Corporation, Corning, and Oracle have helped investment results year-to-date.

     - FINANCIAL SERVICES: Recently, the Portfolio's financial service positions have performed quite well. Earlier in the year, holdings in Fannie Mae and Citigroup detracted somewhat from investment results. Recently, Marsico increased the Portfolio's position in financials, based largely on the premise that going forward the interest rate environment may be more favorable.

     - HEALTH CARE: Throughout the year, the Portfolio has been substantially underweighted in the health care sector, including HMOs and pharmaceuticals. This strategy, overall, has detracted from investment results. Health care was among the best-performing sectors during the second quarter, outperforming the broad U.S. equity market, as measured by the S&P 500 Index, by a wide margin. In addition, the Portfolio's sole major health care position, Genentech, has been under pressure for a good portion of 2000, particularly since March.

     - RETAIL: Retail stocks such as Home Depot and Wal-Mart Stores did not perform particularly well during the first six months of 2000.

     - MEDIA/ENTERTAINMENT: Companies such as Sony, Time Warner, and America Online have fluctuated quite substantially in 2000, but overall have not contributed positively to the Portfolio's performance so far this year.

Future Investment Strategy

     Marsico continues to believe that the long-term prospects for U.S. equity markets remain quite strong. Marsico's positive macroeconomic outlook is the basis for this opinion. This outlook is anchored by a number of premises. In Marsico's view, the U.S. is in a longer-term lower interest rate and inflationary environment. While interest rates have no doubt been volatile and generally biased higher, there is evidence that the Federal Reserve's tightening policy has been successful at slowing U.S. economic growth. Inflation, despite an increase in oil prices, has not increased dramatically; prices for raw materials such as lumber and gypsum have either remained relatively stable or declined somewhat. Neither automobile sales nor housing starts have shown year-over-year growth in the past year.

     At this time, based on this evidence, Marsico believes that future interest rate increases by the Federal Reserve are unlikely. Therefore, Marsico's view is that the interest rate environment may improve going forward. That in turn, augurs well for company valuations and earnings. Marsico believes the continued high Federal budget surpluses, which thus far have primarily been earmarked for reducing government debt, are a positive factor. Finally, Marsico continues to feel that productivity gains and enhanced communications have created a more efficient economy and may help keep inflation relatively low.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         CAPITAL APPRECIATION PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                    NUMBER OF SHARES OR
     COMMON STOCKS -- 83.54%         PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
ADVERTISING -- 0.50%
  Omnicom Group Inc.                         3,782        $   336,834
AEROSPACE -- 1.26%
  General Dynamics Corporation              14,678            766,926
  Titan Corporation (a)                      1,747             78,178
                                                          -----------
                                                              845,104
AUTOMOTIVE -- 1.15%
  Delphi Automotive Systems
    Corporation                             11,235            163,610
  Ford Motor Company                        13,523            581,489
  Visteon Corporation                        1,771             21,468
                                                          -----------
                                                              766,567
BIOTECHNOLOGY -- 4.25%
  Genentech Inc. (a)                        16,527          2,842,644
BROADCASTING -- 3.01%
  Clear Channel Communications
    Inc. (a)                                 9,811            735,825
  Time Warner Inc.                          16,856          1,281,056
                                                          -----------
                                                            2,016,881
CABLE -- 1.74%
  Comcast Corporation (a)                   28,759          1,164,739
COMPUTER HARDWARE -- 5.92%
  Cisco Systems Inc. (a)                    18,351          1,166,435
  EMC Corporation (a)                       36,386          2,799,448
                                                          -----------
                                                            3,965,883
COMPUTER SERVICES -- 4.47%
  America Online Inc. (a)                   23,712          1,250,808
  Sun Microsystems Inc. (a)                 19,126          1,739,271
                                                          -----------
                                                            2,990,079
COMPUTER SOFTWARE -- 6.27%
  Adobe Systems Inc.                         7,945          1,032,850
  Microsoft Corporation (a)                  8,198            655,840
  Oracle Corporation (a)                    28,460          2,392,419
  Veritas Software Corporation (a)           1,009            114,033
                                                          -----------
                                                            4,195,142
CONSUMER PRODUCTS -- 0.95%
  Kimberly-Clark Corporation                11,095            636,576
CONSUMER SERVICES -- 0.31%
  United Parcel Service Inc.                 3,469            204,671
CRUDE & PETROLEUM -- 1.65%
  BP Amoco (ADR)                            19,543          1,105,401
ELECTRICAL EQUIPMENT -- 3.15%
  Chartered Semiconductor
    Manufacturing (ADR) (a)                    544             48,960
  General Electric Company                  38,852          2,059,156
                                                          -----------
                                                            2,108,116
ELECTRONICS -- 5.21%
  Applied Materials Inc. (a)                21,426          1,941,731
  Sony Corporation (ADR)                    10,034            946,332
  Flextronics International Ltd.
    (a) (ADR)                                8,795            604,107
                                                          -----------
                                                            3,492,170

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
FINANCE -- 3.04%
  Morgan Stanley Dean Witter &
    Company                                 24,411        $ 2,032,216
FOOD, BEVERAGES & TOBACCO -- 2.82%
  Anheuser-Busch Companies, Inc.            11,317            845,238
  Coca-Cola Company                          9,375            538,477
  Coca-Cola Enterprises, Inc.               14,279            232,926
  Pepsi Bottling Group, Inc.                 9,372            273,545
                                                          -----------
                                                            1,890,186
HOTELS & RESTAURANTS -- 1.76%
  Four Seasons Hotels Inc. (ADR)            18,982          1,180,443
MANUFACTURING -- 4.87%
  Corning Inc.                              12,086          3,261,709
MISC. FINANCIAL SERVICES -- 7.80%
  American Express Company                   5,304            276,471
  Citigroup Inc.                            49,464          2,980,206
  Fannie Mae                                37,659          1,965,329
                                                          -----------
                                                            5,222,006
OIL SERVICES -- 2.25%
  Halliburton Company                        8,151            384,625
  Schlumberger Ltd.                         15,047          1,122,883
                                                          -----------
                                                            1,507,508
PHARMACEUTICALS -- 0.91%
  Priority Healthcare Corporation            8,180            607,876
RETAIL -- 8.25%
  Costco Wholesale Corporation (a)          20,248            668,184
  Home Depot Inc.                           35,173          1,756,452
  Tiffany & Company                         15,052          1,016,010
  Wal-Mart Stores Inc.                      36,088          2,079,571
                                                          -----------
                                                            5,520,217
SEMICONDUCTORS -- 2.42%
  Texas Instruments Inc.                    23,569          1,618,896
TECHNOLOGY -- 1.17%
  Agilent Technologies Inc. (a)             10,662            786,322
TELECOMMUNICATIONS -- 5.01%
  General Motors Corporation
    (Class H)-Hughes Electronics
    Corporation (a)                         12,594          1,105,123
  LM Ericsson Telephone Company
    (ADR)                                   28,489            569,780
  McLeodUSA Inc. (a)                        15,000            310,313
  Nortel Networks Corporation               15,965          1,089,611
  SBC Communications Inc.                    6,495            280,909
                                                          -----------
                                                            3,355,736
WIRELESS COMMUNICATIONS -- 3.40%
  Sprint PCS (a)                            24,208          1,440,376
  Vodafone Airtouch (ADR)                   20,112            833,391
                                                          -----------
                                                            2,273,767
                                                          -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $52,032,358)                              55,927,689
---------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                 CAPITAL APPRECIATION PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 11.65%
---------------------------------------------------------------------
  Federal Home Loan Bank
    Consolidated Discount Note,
    6.48% due 07/03/00                  $7,800,000        $ 7,797,192
                                                          -----------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(IDENTIFIED COST $7,797,192)                                7,797,192
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.63%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    5.50% due 07/03/00,
    Maturity Value $2,429,113
    Collateral: U.S. Treasury Bond
    $2,375,000, 7.625% due
    02/15/07,
    Value $2,547,065                     2,428,000          2,428,000
                                                          -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $2,428,000)                                2,428,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $62,257,550)                             $66,152,881
OTHER ASSETS LESS LIABILITIES -- 1.18%                        790,137
                                                          -----------
NET ASSETS -- 100%                                        $66,943,018
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                             SUBADVISER'S COMMENTS

TCW INVESTMENT MANAGEMENT COMPANY
LOS ANGELES, CALIFORNIA

Investment Management

     TCW Investment Management Company, a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Portfolio on November 1, 1999. TCW Group, Inc. manages approximately $79 billion for institutional clients, and its normal investment minimum is $100 million.

Investment Objective

     The objective of the Enterprise Equity Portfolio is long-term capital appreciation.

Investment Strategies

     Using a bottom-up investment approach, TCW invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Looking for companies with a dominant position in a niche business (e.g. technology, production and distribution), TCW also considers the financial quality of the company. Prime candidates have sound financial fundamentals and management that is committed to shareholder interests.

First Half 2000 Performance Review

     The first half of 2000 was dominated by concerns about the pace of growth of the U.S. economy and the Federal Reserve's actions to control it. Concerns and perceptions about the health and growth of the economy dominated the "roller coaster" market of the first half of 2000. Initial concerns about the Y2K bug turned out to be "much ado about nothing." As the economy grew more rapidly than the Federal Reserve's "maximum speed target," there were concerns that the economy would overheat and that inflation would accelerate. With this, the Federal Reserve raised the discount rate three more times; the first two were increases of 0.25 percent and the third was 0.50 percent. On the heels of the
0.50 percent increase in May, economic data began to show that the economy was indeed slowing. All of these perception shifts gave rise to the simplistic notion that there is a "new" and an "old economy," with companies that are driven by opposing factors. Meanwhile, the "real" game is being played out in the "real world" by "real companies" with "real business model advantage." Companies that can capitalize on the major secular changes and scale product or process advantage are at the heart of the Portfolio. These types of companies tend to be able to weather slow-downs and expansions real or perceived.

     The year began with a great deal of volatility. Cash held in anticipation of Y2K problems fueled this volatility. January results were negative. February, which included a Federal Reserve discount rate hike, saw strong appreciation on both an absolute and relative basis. March was a strong return month for the Portfolio. In April, concerns about an overheated economy resulted in a brief shift in leadership to commodity-oriented inflation beneficiary companies. In May, as economic data demonstrated that the economy was indeed slowing down, the leading dependable companies the Portfolio owns performed well. In June, as investors focused on companies that possess the ability to generate strong earnings growth in the face of an expected economic slow-down, the Portfolio benefited.

     The Portfolio's best performance for the first half came from technology holdings. The Portfolio has slightly overweighted technology names because TCW believes the secular forces in place for technology continue to be very compelling. Additionally, given the pace of change in technology-based businesses, companies with true advantage can seize and control opportunities more rapidly than in other areas of the economy. Technology names such as Applied Materials, Cisco Systems, Intel, Maxim Integrated Products and Siebel Systems were among the Portfolio's biggest contributors. Amgen, Medtronic and Pfizer advanced strongly in the first half and the Portfolio continues to have a substantial interest in Health Care franchise businesses.

     Disappointments came from company-specific issues. Biogen declined on weaker than expected revenue growth from its Avonex product. However, TCW believes their future opportunities look bright. Lucent Technologies traded lower on company guidance that revenue growth was slowing. However, the company is in a strong position in the high-growth communications business where their broad offerings give them a key advantage in a multiple protocol world. Microsoft, a long-term holding, declined significantly on the announcement of the proposed, forced break-up of the company. Presently Microsoft is pursuing an appeal and it may be another year or so before the matter is resolved. Meanwhile, Microsoft is introducing new products. Finally, Proctor and Gamble reported disruptions in their restructuring efforts, which resulted in lower earnings guidance and the resignation of the new CEO. TCW is monitoring their progress closely and at this time TCW believes the stock represents a good value.

Future Investment Strategy

     TCW believes that the Federal Reserve's rate increases are close to their conclusion. TCW has begun to see signs of a slowing in consumer spending, unemployment levels have risen slightly and inflation generally is absent from the economy. The effect of six interest rate increases over a twelve-month period is apparently taking its toll. If the Federal Reserve's goal is to keep the economy from overheating without slowing the economy to the point of recession, it would appear that the Federal Reserve need not tighten any further. If consumer spending does slow and overall economic growth slows down but does not decline, TCW believes there is an excellent backdrop for equity investment.

     The last time the Federal Reserve engendered numerous coordinated rate increases was in 1994. In the environment that succeeded these rate increases in 1995, the economy did indeed slow down. As is typical when the Federal Reserve is finished raising rates, growth companies outperform value companies. TCW believes this is due to long-term growth companies' sensitivity to interest rates. Rising rates erode their value faster than value companies whose returns are not predicated on sustained growth. As the economy slowed in 1995, the sectors that performed the best were healthcare, technology, consumer staples and financials. The Portfolio presently has significant positions in each. The poorest performing sectors were more economically sensitive and less differentiable. These were consumer cyclicals, basic materials, energy and capital equipment. The Portfolio is underweighted in these areas.

     Dominant companies with defendable and scalable business model advantages typically have pricing power and produce or distribute the products that are in demand even through an economic slow-down. In any case, stock prices historically are more sensitive to the level and trend of interest rates than the earnings growth rates. As inflation remains benign and the economy slows, interest rates should trend lower.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                   NUMBER OF SHARES OR
COMMON STOCKS -- 96.31%             PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
BIOTECHNOLOGY -- 6.38%
  Amgen Inc. (a)                           356,200       $ 25,023,050
  Genentech Inc. (a)                        76,900         13,226,800
                                                         ------------
                                                           38,249,850
BUSINESS SERVICES -- 3.58%
  Paychex Inc.                             511,300         21,474,600
CABLE -- 1.70%
  Cox Communications Inc. (Class
    A) (a)                                 223,900         10,201,444
COMMUNICATIONS -- 1.94%
  JDS Uniphase Corporation (a)              97,200         11,651,850
COMPUTER HARDWARE -- 10.84%
  Cisco Systems Inc. (a)                   425,700         27,058,556
  Dell Computer Corporation (a)            770,600         38,000,213
                                                         ------------
                                                           65,058,769
COMPUTER SERVICES -- 1.64%
  Pixar Inc. (a)                           278,900          9,831,225
COMPUTER SOFTWARE -- 9.32%
  Microsoft Corporation (a)                189,500         15,160,000
  Siebel Systems Inc. (a)                  249,000         40,727,062
                                                         ------------
                                                           55,887,062
CONSUMER PRODUCTS -- 2.89%
  Gillette Company                         290,100         10,135,369
  Procter & Gamble Company                 125,300          7,173,425
                                                         ------------
                                                           17,308,794
ELECTRONICS -- 3.58%
  Applied Materials Inc. (a)               237,300         21,505,312
FINANCE -- 3.06%
  Providian Financial Corporation          204,000         18,360,000
INSURANCE -- 5.66%
  Progressive Corporation (Ohio)           459,000         33,966,000
MEDICAL INSTRUMENTS -- 2.56%
  Medtronic Inc.                           308,700         15,377,119
MEDICAL SERVICES -- 3.60%
  Biogen Inc. (a)                          335,100         21,613,950
MISC. FINANCIAL SERVICES -- 4.01%
  The Charles Schwab Corporation           715,550         24,060,369
MULTI-LINE INSURANCE -- 2.69%
  American International Group
    Inc.                                   137,300         16,132,750

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
PHARMACEUTICALS -- 4.20%
  Pfizer Inc.                              524,350       $ 25,168,800
RETAIL -- 9.11%
  Costco Wholesale Corporation
    (a)                                    234,600          7,741,800
  Home Depot Inc.                          531,600         26,546,775
  Wal-Mart Stores Inc.                     353,900         20,393,487
                                                         ------------
                                                           54,682,062
SEMICONDUCTORS -- 9.41%
  Intel Corporation                        193,600         25,881,900
  Maxim Integrated Products Inc.
    (a)                                    450,000         30,571,875
                                                         ------------
                                                           56,453,775
TELECOMMUNICATIONS -- 2.06%
  Lucent Technologies Inc.                 208,800         12,371,400
TRANSPORTATION -- 8.08%
  Kansas City Southern Industries
    Inc.                                   356,700         31,634,831
  Southwest Airlines Company               889,300         16,841,119
                                                         ------------
                                                           48,475,950
                                                         ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $460,939,213)                            577,831,081
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.60%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    5.50% due 07/03/00
    Maturity Value $27,604,646
    Collateral: U.S. Treasury
    Note $27,260,000, 6.25% due
    08/15/23, Value $28,787,197        $27,592,000         27,592,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $27,592,000)                              27,592,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $488,531,213)                           $605,423,081
OTHER ASSETS LESS LIABILITIES -- (0.91)%                   (5,461,096)
                                                         ------------
NET ASSETS -- 100%                                       $599,961,985
=====================================================================

(a) Non-income producing security.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                          GROWTH AND INCOME PORTFOLIO

                             SUBADVISER'S COMMENTS

RETIREMENT SYSTEM INVESTORS INC.
NEW YORK, NEW YORK

Investment Management

     Retirement System Investors Inc. ("RSI") has served as subadviser to the Enterprise Growth and Income Portfolio since December 1, 1998. RSI manages approximately $1.1 billion for all of its clients.

Investment Objective

     The objective of the Enterprise Growth and Income Portfolio is a total return through capital appreciation with income as a secondary consideration.

Investment Strategies

     The Growth and Income Portfolio invests primarily in U.S. common stocks of large-capitalization companies. The Portfolio selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Portfolio, the subadviser employs a "value-oriented" strategy. This means that the subadviser attempts to identify stocks of companies that have greater value than is recognized by the market. The subadviser considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The subadviser also considers current and projected dividend yields. The subadviser compares this information to that of other companies in determining relative value and dividend potential.

First Half 2000 Performance Review

     The economy and corporate earnings continued their strong growth patterns, while inflation inched up a bit during the first half. However, some signs of a loss in momentum in both the economy and earnings surfaced as the period ended.

     The stock market showed little gain for the first six months. Volatility increased and sharp declines in April and May, particularly in smaller technology and Internet issues, affected earlier gains. Growth stocks outperformed value stocks among the larger companies. Looking at market sectors, healthcare, utilities, energy and technology provided the best performance overall.

     The Portfolio's biggest lift to performance came from large technology holdings such as Nortel Networks, Corning, EMC and Dallas Semiconductor. Another factor positively influencing the Portfolio's results was light exposure in the underperforming sectors of consumer cyclicals, communication services, and consumer staples. Lucent Technologies and Motorola were out-of-favor, non-contributors, in which the Portfolio recently increased holdings. The Portfolio's overall technology sector position is close to the market weightings. Helping performance among larger holdings was Tyco International and long-lagging Emerson Electric in the diversified industrial sector, and Safeway and Johnson & Johnson in the stable growth area. Laggards included Alcoa and Ingersoll Rand in the basic materials and capital goods sector, which the Portfolio may find attractive, in the event of a soft landing and extended economic cycle. Honeywell International also disappointed based on an indicated earnings growth shortfall.

Future Investment Strategy

     Entering the second half of 2000, it appears the economy is slowing down, profit growth is easing and inflation is inching up. The key issue is whether the Federal Reserves' tightening moves will control inflation and provide a soft or hard landing for the economy. A soft landing may be positive for equities, as it may increase the odds of a further extended period of reasonably good economic growth aided by high productivity. Under both scenarios, earnings growth momentum may slow, more so under a hard landing. RSI's assumption is that overall market price-to-earnings ("P/E") ratios may have a downward tendency as long as inflationary pressures build. So, while prospective gains appear more modest relative to the recent past, the market may rally later in the year as monetary policy stabilizes.

     RSI's investment strategy going forward may emphasize soft cyclicals, capital goods/multi-industry, companies that benefit from higher productivity, expansion in foreign markets and a soft landing in the U.S. RSI may also maintain large holdings in defensive issues, which may be less affected by a slowing economy and may offer attractive value. The Portfolio may remain relatively underweighted in consumer industries and may continue to have close to a market position in the larger technology companies. Overall, the Portfolio's investments may have better than average future earnings growth, and could be priced at about a 10 percent discount to the market's valuation.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                          GROWTH AND INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                   NUMBER OF SHARES OR
     COMMON STOCKS -- 85.22%        PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AEROSPACE -- 4.18%
  Honeywell International Inc.             84,700        $  2,853,331
  United Technologies Corporation          53,500           3,149,813
                                                         ------------
                                                            6,003,144
BANKING -- 1.61%
  Chase Manhattan Corporation              43,875           2,020,992
  Wells Fargo & Company                     7,500             290,625
                                                         ------------
                                                            2,311,617
BROADCASTING -- 0.88%
  Time Warner Inc.                         16,570           1,259,320
BUILDING & CONSTRUCTION -- 1.93%
  Armstrong Holdings, Inc.                  1,200              18,375
  Martin Marietta Materials Inc.           27,675           1,119,108
  Southdown Inc.                           28,375           1,638,656
                                                         ------------
                                                            2,776,139
CHEMICALS -- 0.92%
  Praxair Inc.                             35,250           1,319,672
COMPUTER HARDWARE -- 5.84%
  Cisco Systems Inc. (a)                      720              45,765
  Dallas Semiconductor
    Corporation                            97,590           3,976,792
  EMC Corporation (a)                      22,800           1,754,175
  International Business Machines
    Corporation                            20,060           2,197,824
  Xerox Corporation                        20,300             421,225
                                                         ------------
                                                            8,395,781
COMPUTER SERVICES -- 0.72%
  Comverse Technology Inc. (a)                600              55,800
  Safeguard Scientifics Inc. (a)           18,000             577,125
  Sun Microsystems Inc. (a)                 4,440             403,763
                                                         ------------
                                                            1,036,688
COMPUTER SOFTWARE -- 1.48%
  BMC Software Inc. (a)                    37,850           1,380,934
  Cadence Design Systems Inc. (a)          10,700             218,012
  Computer Associates
    International Inc.                     10,400             532,350
  Opus360 Corporation (a)                     300               1,106
                                                         ------------
                                                            2,132,402
CONSUMER PRODUCTS -- 2.56%
  Kimberly-Clark Corporation               64,150           3,680,606
CONSUMER SERVICES -- 0.06%
  United Parcel Service Inc.                1,500              88,500
CONTAINERS/PACKAGING -- 0.60%
  Smurfit -- Stone Container
    Corporation (a)                        67,000             862,625
CRUDE & PETROLEUM -- 8.22%
  BP Amoco (ADR)                           25,400           1,436,687
  Exxon Mobil Corporation                  65,982           5,179,587
  Royal Dutch Petroleum Company
    (ADR)                                  47,145           2,902,364
  Texaco Inc.                              43,075           2,293,744
                                                         ------------
                                                           11,812,382
ELECTRICAL EQUIPMENT -- 5.11%
  Cypress Semiconductor
    Corporation                             3,000             126,750
  Emerson Electric Company                119,590           7,220,246
                                                         ------------
                                                            7,346,996
ELECTRONICS -- 0.41%
  Gemstar International Group
    Ltd. (a)                                1,200              73,744
  Integrated Device Technology              8,700             520,912
                                                         ------------
                                                              594,656

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
FOOD, BEVERAGES &
  TOBACCO -- 3.16%
  Anheuser-Busch Companies, Inc.           59,000        $  4,406,563
  PepsiCo Inc.                              1,650              73,322
  Philip Morris Companies Inc.              2,340              62,156
                                                         ------------
                                                            4,542,041
MACHINERY -- 1.65%
  Ingersoll Rand Company                   57,500           2,314,375
  Snap-On Inc.                              2,050              54,581
                                                         ------------
                                                            2,368,956
MANUFACTURING -- 9.34%
  Corning Inc.                             34,800           9,391,650
  Milacron Inc.                             9,000             130,500
  Tyco International Ltd.                  82,400           3,903,700
                                                         ------------
                                                           13,425,850
METALS & MINING -- 2.31%
  Alcoa Inc.                              114,240           3,312,960
MISC. FINANCIAL SERVICES -- 1.74%
  Citigroup Inc.                           22,000           1,325,500
  Fannie Mae                               22,350           1,166,391
                                                         ------------
                                                            2,491,891
MULTI-LINE INSURANCE -- 1.32%
  American General Corporation              3,300             201,300
  American International Group
    Inc.                                   14,412           1,693,410
                                                         ------------
                                                            1,894,710
PAPER & FOREST PRODUCTS -- 0.18%
  International Paper Company               8,400             250,425
PHARMACEUTICALS -- 6.81%
  Bristol-Myers Squibb Company             21,610           1,258,783
  Elan Corporation (ADR) (a)               44,950           2,177,266
  Johnson & Johnson                        38,765           3,949,184
  Merck & Company Inc.                     26,770           2,051,251
  Pfizer Inc.                               7,322             351,456
                                                         ------------
                                                            9,787,940
PRINTING & PUBLISHING -- 2.22%
  Lexmark International Group
    Inc. (Class A) (a)                     17,800           1,197,050
  McGraw-Hill Companies Inc.               36,850           1,989,900
                                                         ------------
                                                            3,186,950
RETAIL -- 4.42%
  CVS Corporation                          43,550           1,742,000
  Federated Department Stores
    Inc. (a)                               10,100             340,875
  Safeway Inc. (a)                         80,500           3,632,563
  Tiffany & Company                           500              33,750
  Wal-Mart Stores Inc.                     10,450             602,181
                                                         ------------
                                                            6,351,369
SAVINGS AND LOAN -- 0.51%
  Washington Mutual Inc.                   25,450             734,869
SEMICONDUCTORS -- 1.83%
  Conexant Systems Inc. (a)                 1,700              82,662
  Intel Corporation                           100              13,369
  LSI Logic Corporation (a)                   600              32,475
  Texas Instruments Inc.                   36,300           2,493,356
                                                         ------------
                                                            2,621,862
TELECOMMUNICATIONS -- 12.45%
  Bell Atlantic Corporation                55,800           2,835,338
  Lucent Technologies Inc.                 69,730           4,131,502
  Nortel Networks Corporation              75,880           5,178,810
  QUALCOMM Inc. (a)                           350              21,000
  SBC Communications Inc.                  70,895           3,066,209

                         ENTERPRISE ACCUMULATION TRUST
                   GROWTH AND INCOME PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
  Tellabs Inc. (a)                         21,600        $  1,478,250
  Worldcom Inc. (a)                        25,600           1,174,400
                                                         ------------
                                                           17,885,509
TRANSPORTATION -- 1.28%
  FedEx Corp. (a)                          48,450           1,841,100
WIRELESS COMMUNICATIONS -- 1.48%
  Motorola Inc.                            72,800           2,115,750
  Nokia Corporation (Class A)
    (ADR)                                     250              12,484
                                                         ------------
                                                            2,128,234
                                                         ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $113,029,034)                            122,445,194
---------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.16%
---------------------------------------------------------------------
MISC. FINANCIAL SERVICES -- 0.16%
  Kmart Financing (a)                       6,200             225,913
                                                         ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST $359,672)                                    225,913
---------------------------------------------------------------------
COMMERCIAL PAPER -- 14.82%
---------------------------------------------------------------------
  Consolidated Edison Company
    Yrs. 1&2, 6.95% due 07/03/00       $  500,000             499,807
  Ford Motor Credit Company
    6.78% due 07/06/00                  6,000,000           5,994,350
  General Electric Capital
    Corporation, Discount Note,
    6.72% due 07/06/00                  6,000,000           5,994,400
  General Motors Corporation
    6.79% due 07/05/00                  7,000,000           6,994,719
  Pharmacia Corporation
    6.95% due 07/05/00                  1,820,000           1,818,594
                                                         ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $21,301,870)                              21,301,870
---------------------------------------------------------------------

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
REPURCHASE AGREEMENT -- 0.62%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    5.50% due 07/03/00,
    Maturity Value $892,409
    Collateral: U.S. Treasury
    Note $875,000, 7.625% due
    02/15/07, Value $938,392           $  892,000        $    892,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $892,000)                                    892,000
---------------------------------------------------------------------
CALL OPTIONS WRITTEN -- (0.05)%
---------------------------------------------------------------------
  Corning Inc., expires 07/22/00,
    $250 (a)                                   10             (24,250)
  Corning Inc., expires 08/19/00,
    $270 (a)                                   20             (47,250)
                                                         ------------
                                                              (71,500)
                                                         ------------
TOTAL CALL OPTIONS WRITTEN
(PREMIUMS RECEIVED $(61,098))                                 (71,500)
---------------------------------------------------------------------
TOTAL INVESTMENTS, NET
(IDENTIFIED COST $135,521,478)                           $144,793,477
OTHER ASSETS LESS LIABILITIES -- (0.77)%                   (1,107,761)
                                                         ------------
NET ASSETS -- 100%                                       $143,685,716
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            EQUITY INCOME PORTFOLIO

                             SUBADVISER'S COMMENTS

1740 ADVISERS, INC.
NEW YORK, NEW YORK

Investment Management

     1740 Advisers has been subadviser to the Enterprise Equity Income Portfolio since December 1, 1998. 1740 Advisers is a member of The MONY Group, Inc. (NYSE:
MNY) and manages approximately $1.3 billion for institutional clients and its normal investment minimum is $20 million.

Investment Objective

     The objective of the Enterprise Equity Income Portfolio is to seek a combination of growth and income to achieve an above-average and consistent total return.

Investment Strategies

     The Equity Income Portfolio invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.

First Half 2000 Performance Review

     During the first half of the year, investors experienced two different markets, both heavily influenced by the performance of "new economy" stocks -- technology, media, and telecommunications. Up until the middle of March these big-cap growth names, which dominate the S&P 500 and Nasdaq indices, were market favorites and went almost straight up, while everything else stagnated or declined. Then in a matter of weeks everything reversed; technology-related stocks suffered a severe decline while many other groups went up. Healthcare, energy, financial and some cyclicals experienced strong rallies.

     The performance of the Equity Income Portfolio mirrored this reversal. The Portfolio cannot own most technology, media, and telecommunications stocks because these stocks have little or no dividend yield, and it does not have substantial holdings in healthcare and the other groups that rallied as tech declined. This pattern will very likely continue as long as the technology, media, and telecommunications stocks constitute such a substantial portion of the popular averages. They are great companies with exciting products and very attractive future prospects. The valuation usually affects these attributes, and from time to time they become excessively valued and almost everything else is neglected. The market then generally corrects the disparity.

Future Investment Strategy

     The outlook therefore is not great, but neither is it all negative. Stocks may be supported by still growing earnings and improved valuations for most companies, but may be constrained by concern about the Federal Reserve and still rich valuations for the biggest growth names. The economic slowdown, worldwide central bank concern about inflation and the growing Federal budget surplus, may provide strong support for the bond market and some help for stocks.

     All in all the best outcome, and the one that the Federal Reserve would like, would be for most stocks to mark time for awhile, and for some of the most overvalued names to sell off a bit. If the market surges upward and investors move right back into the same large-cap technology names, the Federal Reserve may lean toward a tighter policy.

     The major risk continues to lie in these high quality, well-known growth stocks and in the big averages. The new economy is for real, and these stocks may have very attractive futures, but this is more than reflected in their prices. This valuation disparity has created opportunity in the rest of the market where many good companies are selling at more reasonable prices. If there is another sell off in the growth sector, the rest of the market may not be immune, but the values and the fact that many of these stocks have already suffered major declines may provide some cushion.

     The slower economy and the uncertainties regarding the Federal Reserve indicate a more defensive strategy. This means less in economy-sensitive sectors such as basic materials and more in healthcare and consumer staples. If the Federal Reserve is nearing the end of its tightening, then financial stocks, both banks and insurance, may do well. Finally, the energy sector remains as a major overweight, including integrated oils, oil service and drilling and natural gas. Demand remains strong, earnings estimates are increasing and dividend yields remain attractive.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                            EQUITY INCOME PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                    NUMBER OF SHARES OR
COMMON STOCKS -- 93.71%              PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AEROSPACE -- 3.60%
  Honeywell International Inc.               6,000        $   202,125
  Northrop Grumman Corporation               5,500            364,375
  United Technologies Corporation            7,000            412,125
                                                          -----------
                                                              978,625
AUTOMOTIVE -- 1.79%
  Ford Motor Company                         7,000            301,000
  General Motors Corporation                 3,000            174,187
  Visteon Corporation                          917             11,113
                                                          -----------
                                                              486,300
BANKING -- 5.22%
  Bank of America Corporation                5,000            215,000
  Bank of New York Company Inc.              6,500            302,250
  Chase Manhattan Corporation                6,750            310,922
  FleetBoston Financial
    Corporation                              4,500            153,000
  Mellon Financial Corporation               4,000            145,750
  Wells Fargo & Company                      7,500            290,625
                                                          -----------
                                                            1,417,547
CHEMICALS -- 1.58%
  Dow Chemical Company                       7,000            211,313
  Du Pont (E. I.) de Nemours &
    Company                                  5,000            218,750
                                                          -----------
                                                              430,063
COMPUTER HARDWARE -- 0.99%
  Xerox Corporation                         13,000            269,750
CONGLOMERATES -- 2.11%
  Minnesota Mining & Manufacturing
    Company                                  4,000            330,000
  Textron Inc.                               4,500            244,406
                                                          -----------
                                                              574,406
CONSUMER NON-DURABLES -- 1.31%
  Avon Products Inc.                         8,000            356,000
CONSUMER PRODUCTS -- 2.30%
  Colgate-Palmolive Company                  4,000            239,500
  Kimberly-Clark Corporation                 4,500            258,188
  Procter & Gamble Company                   2,200            125,950
                                                          -----------
                                                              623,638
CRUDE & PETROLEUM -- 9.02%
  BP Amoco (ADR)                            10,000            565,625
  Burlington Resources Inc.                  6,500            248,625
  Chevron Corporation                        4,000            339,250
  Exxon Mobil Corporation                    8,500            667,250
  Royal Dutch Petroleum Company
    (ADR)                                    5,500            338,594
  Texaco Inc.                                5,500            292,875
                                                          -----------
                                                            2,452,219
ELECTRICAL EQUIPMENT -- 5.23%
  Emerson Electric Company                   6,000            362,250
  General Electric Company                  20,000          1,060,000
                                                          -----------
                                                            1,422,250
ENERGY -- 6.76%
  Duke Energy Corporation                    7,000            394,625
  El Paso Energy Corporation                 9,000            458,437
  Enron Corporation                          7,500            483,750
  Williams Companies Inc.                   12,000            500,250
                                                          -----------
                                                            1,837,062
FOOD & BEVERAGES & TOBACCO -- 0.91%
  Coca-Cola Company                          2,000            114,875
  PepsiCo Inc.                               3,000            133,313
                                                          -----------
                                                              248,188

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
INSURANCE -- 1.03%
  Cigna Corporation                          3,000        $   280,500
MACHINERY -- 2.70%
  Caterpillar Inc.                           7,000            237,125
  Deere & Company                            8,000            296,000
  Pitney Bowes Inc.                          5,000            200,000
                                                          -----------
                                                              733,125
MANUFACTURING -- 0.99%
  Eaton Corporation                          4,000            268,000
METALS & MINING -- 1.28%
  Alcoa Inc.                                12,000            348,000
MISC. FINANCIAL SERVICES -- 2.00%
  Citigroup Inc.                             9,000            542,250
MULTI-LINE INSURANCE -- 0.40%
  Lincoln National Corporation               3,000            108,375
OIL SERVICES -- 8.59%
  Baker Hughes Inc.                          9,000            288,000
  Diamond Offshore Drilling Inc.             8,500            298,562
  Halliburton Company                        6,500            306,719
  Kerr-McGee Corporation                     5,000            294,688
  KeySpan Corporation                        8,000            246,000
  Phillips Petroleum Company                 5,500            278,781
  Schlumberger Ltd.                          4,000            298,500
  Tidewater Inc.                             9,000            324,000
                                                          -----------
                                                            2,335,250
PAPER & FOREST PRODUCTS -- 2.84%
  Bowater Inc.                               5,500            242,688
  Georgia-Pacific Group                      7,500            196,875
  International Paper Company                9,000            268,312
  Temple-Inland Inc.                         1,500             63,000
                                                          -----------
                                                              770,875
PHARMACEUTICALS -- 18.23%
  Abbott Laboratories                        8,000            356,500
  American Home Products
    Corporation                              8,500            499,375
  Baxter International Inc.                  5,500            386,719
  Bristol-Myers Squibb Company               7,500            436,875
  Eli Lilly & Company                        5,500            549,313
  Johnson & Johnson                          5,500            560,312
  Merck & Company Inc.                       7,000            536,375
  Pfizer Inc.                               11,000            528,000
  Pharmacia Corporation                      8,000            413,500
  Schering-Plough Corporation                6,500            328,250
  Smithkline Beecham (ADR)                   5,500            358,531
                                                          -----------
                                                            4,953,750
PRINTING & PUBLISHING -- 0.80%
  McGraw-Hill Companies Inc.                 4,000            216,000
PROPERTY -- CASUALTY INSURANCE -- 0.57%
  Chubb Corporation                          2,500            153,750
RAW MATERIALS -- 0.79%
  Weyerhaeuser Company                       5,000            215,000
REAL ESTATE -- 2.91%
  Boston Properties Inc.                     5,000            193,125
  Crescent Real Estate Equities
    Company                                  8,500            174,250
  Equity Office Properties Trust             7,000            192,937
  Equity Residential Properties
    Trust                                    5,000            230,000
                                                          -----------
                                                              790,312

                         ENTERPRISE ACCUMULATION TRUST
                     EQUITY INCOME PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
TELECOMMUNICATIONS -- 9.76%
  AT&T Corporation                           7,000        $   221,375
  Bell Atlantic Corporation                  8,500            431,906
  BellSouth Corporation                      9,000            383,625
  GTE Corporation                            6,500            404,625
  SBC Communications Inc.                   10,000            432,500
  Sprint Corporation                         6,000            306,000
  U.S. West Inc.                             5,500            471,625
                                                          -----------
                                                            2,651,656
                                                          -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $26,117,322)                              25,462,891
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.01%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    5.50% due 07/03/00,
    Maturity Value $1,361,624
    Collateral: U.S. Treasury Note
    $1,390,350, 6.25% due
    10/31/01,
    Value $1,404,881                    $1,361,000          1,361,000
                                                          -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,361,000)                                1,361,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $27,478,322)                             $26,823,891
OTHER ASSETS LESS LIABILITIES -- 1.28%                        348,139
                                                          -----------
NET ASSETS -- 100%                                        $27,172,030
=====================================================================

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO

                             SUBADVISER'S COMMENTS

VONTOBEL USA INC.
NEW YORK, NEW YORK

Investment Management

     Vontobel USA became the subadviser on April 1, 1999. Vontobel manages approximately $2 billion and its normal investment minimum is $10 million.

Investment Objective

     The objective of the Enterprise International Growth Portfolio is to seek capital appreciation.

Investment Strategies

     The International Growth Portfolio invests primarily in non-U.S. equity securities that the subadviser believes are undervalued. The subadviser uses an approach that involves bottom-up stock selection. The subadviser looks for companies that are good, predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The subadviser diversifies investments among European, Australian and Far East ("EAFE") markets.

First Half 2000 Performance Review

     After outperforming EAFE in 1999, the Portfolio has given back some of the excess returns during the first half of 2000. U.S. interest rate fears and continued selling pressure on technology, media and telecommunications companies contributed to the Portfolio's underperformance. Market events are mostly driven by large capital flows, and it was no different during the first half as world markets redefined value by selling off last year's high-priced technology, media and telecommunications issues. Not surprisingly, Japan, which was last year's best-performing market, was the worst-performer year-to-date, down 14 percent.

     As bottom-up investors, Vontobel generally avoids making frequent changes from a country or sector standpoint. This year, though, the Portfolio faced a high valuation risk that exceeded Vontobel's margin of safety. At year-end 1999, due to strong returns, the Portfolio was valued at a P/E ratio of 40 and an earnings-per-share ("EPS") growth rate of 26 percent. Vontobel reduced the Portfolio's technology, media and telecommunications weighting by approximately 14 percent in the first quarter and another 10 percent in the second quarter. The Portfolio maintains more than 24 percent in technology, media and telecommunications firms whose growth prospects and market leadership, Vontobel believes, justify their lofty valuations. The sector rebalancing did not reduce the growth profile of the Portfolio. At June 30, the Portfolio had a P/E ratio of 24 and an EPS growth rate of 22 percent.

Future Investment Strategy

     Day-to-day sentiment changes but Vontobel's investment process stays the same. Vontobel invests the Portfolio in firms with defensible franchises that show potential growth at much more reliable rates than their competitors, and Vontobel invests with a five-year time horizon. The environment for bottom-up investors is very challenging but highly attractive candidates have not been lacking in the Portfolio's investable universe. This year the Portfolio added close to 25 new stocks that Vontobel has been following over the last three to five years. These companies have strong franchises and have continued to generate better than 15 percent growth in cash flow and earnings. While repositioning the Portfolio's holdings has not yet benefited returns, Vontobel believes the fundamentals in international markets remain very attractive. Returns on capital ("ROC") and returns on equity ("ROE") of companies in Europe, and even more so in Japan, seem to be reversing their negative trends. Taking into account their ongoing restructuring and the enhanced use of corporate balance sheets, which for the most part are much stronger than those of their U.S. counterparts, Vontobel believes the Portfolio's holdings may have great potential for improved profitability, as expressed in higher ROE's and ROC's. The Portfolio remains defensively positioned against the MSCI EAFE benchmark in terms of sector allocation and individual stock picks.

     As with all international funds, the Enterprise International Growth Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         INTERNATIONAL GROWTH PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                   NUMBER OF SHARES OR
COMMON STOCKS -- 98.30%             PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AUSTRALIA -- 3.19%
  Computershare Ltd.                       95,700        $    491,635
  Macquarie Bank Ltd.                      38,000             592,691
  Powerlan Ltd.                           585,500             611,376
  Westfield Holdings                      177,058           1,215,930
  Woodside Petroleum                      121,700             946,175
                                                         ------------
                                                            3,857,807
DENMARK -- 1.03%
  Novo Nordisk (Class B)                    7,300           1,242,243
FINLAND -- 2.90%
  Nokia Corporation (Class A)
    (ADR)                                  53,600           2,676,650
  Perlos Corp                              26,400             834,255
                                                         ------------
                                                            3,510,905
FRANCE -- 10.18%
  Altran Technologies                       8,000           1,566,472
  Atos                                     10,000             935,606
  Axa                                      10,000           1,575,256
  Cap Gemini                                3,108             547,450
  Carrefour                                16,000           1,093,705
  CGIP                                     23,200             987,848
  Dassault Systemes                        10,000             932,742
  L'Oreal                                     600             519,548
  Publicis                                  1,900             745,526
  Sidel                                     6,800             551,492
  Societe Generale                          9,000             541,315
  STMicroelectronics                       12,500             787,628
  Total Fina (Class B)                     10,000           1,533,249
                                                         ------------
                                                           12,317,837
GERMANY -- 3.00%
  Allianz                                   4,000           1,437,015
  Bayerische Motoren Werke                 25,800             779,580
  Muenchener Rueckvers                      4,500           1,413,434
                                                         ------------
                                                            3,630,029
HONG KONG -- 1.95%
  Dah Sing Financial Group                159,000             640,446
  Hutchison Whampoa                        65,000             817,138
  SmarTone Telecommunications
    Holdings Ltd.                         135,000             298,730
  Sun Hung Kai Properties Ltd.             85,000             610,609
                                                         ------------
                                                            2,366,923
IRELAND -- 2.11%
  Allied Irish Banks                       63,900             572,230
  CRH                                      27,400             495,709
  Elan Corporation (ADR) (a)               30,600           1,482,188
                                                         ------------
                                                            2,550,127
ITALY -- 4.24%
  ENI                                     164,800             951,875
  Parmalat Finanz                         470,000             663,192
  Pininfarina                              40,000             674,400
  Pirelli                                 450,000           1,183,590
  Telecom Italia                           46,000             632,394
  TIM                                     100,000           1,021,529
                                                         ------------
                                                            5,126,980
JAPAN -- 20.63%
  Asatsu-DK Inc.                           15,000             614,957
  Benesse Corp                              9,500             658,075
  Fuji Photo Film Company                  11,000             449,932
  Fujitsu Ltd.                             53,000           1,833,184
  Fujitsu Support & Service Inc.            3,800             376,043
  Hikari Tsushin Inc.                       1,400              57,396
  Hoya Corporation                          9,000             805,806

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
  Mikuni Coca-Cola Bottling
    Company Ltd.                           24,000        $    348,108
  Murata Manufacturing Company
    Ltd.                                   11,000           1,577,871
  Nichiei Company Ltd.                     17,500             286,980
  Nintendo Company Ltd.                    10,000           1,745,441
  Nippon Telegraph & Telephone
    Corporation                                 8             106,310
  Nippon TV Network                         1,650           1,072,994
  NTT Mobile Communication
    Network Inc.                               60           1,622,921
  Rohm Company Ltd.                         7,000           2,045,144
  Ryohin Keikaku Company Ltd.               9,000           1,145,092
  Secom Company Ltd.                       12,000             876,490
  Seven Eleven Japan                       10,000             835,964
  Shin-Etsu Chemical Company Ltd.          21,000           1,064,794
  Shohkoh Fund                              5,100           1,148,768
  Sony Corporation                         12,000           1,119,646
  Takeda Chemical Industries               31,000           2,033,457
  Tokyo Broadcasting System Inc.           31,000           1,338,108
  Tokyo Electron Ltd.                       9,000           1,231,610
  Yasuda Fire & Marine Insurance
    Company Ltd.                          109,000             574,252
                                                         ------------
                                                           24,969,343
MALAYSIA -- 0.03%
  Malayan Banking Berhad                    9,000              36,474
NETHERLANDS -- 6.88%
  Aegon                                    41,032           1,459,988
  Aegon (ADR)                              12,192             434,340
  ASM Lithography Holdings                 39,000           1,676,244
  Getronics                                38,000             585,899
  Heineken                                 23,800           1,448,519
  Philips Electronics                      35,936           1,694,821
  Unilever                                 22,400           1,027,563
                                                         ------------
                                                            8,327,374
NORWAY -- 1.65%
  Nycomed Amersham                         85,300             825,115
  Tomra Systems                            44,200           1,171,901
                                                         ------------
                                                            1,997,016
SINGAPORE -- 2.23%
  Datacraft Asia Ltd.                      82,680             727,584
  DBS Group Holdings                       67,000             861,262
  Singapore Press Holdings Ltd.            70,788           1,106,703
                                                         ------------
                                                            2,695,549
SPAIN -- 1.15%
  Banco Santander Central Hispano          63,000             664,615
  Telefonica                               34,000             730,346
                                                         ------------
                                                            1,394,961
SWEDEN -- 7.49%
  Assa Abloy (Class B)                    100,117           2,009,151
  Investor (Class B)                       37,100             506,865
  LM Ericsson Telephone Company
    (Class B)                              89,500           1,770,720
  Modern Time Group (Class B) (a)          17,200             819,048
  Nordbanken Holdings                     202,300           1,525,278
  Securitas (Class B)                      41,500             879,875
  Skandia Forsakrings                      58,800           1,553,333
                                                         ------------
                                                            9,064,270
SWITZERLAND -- 9.40%
  Credit Suisse Group                      12,000           2,387,053
  Givaudan                                    372             113,221
  Nestle                                      625           1,250,920
  Pharma Vision 2000 (a)                      600             400,907
  PSP Swiss Property                        7,500             689,634

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
  Rieter Holdings                           3,400        $  1,146,325
  Roche Holdings                               72             761,577
  Roche Holdings Genusschein                  250           2,433,642
  Schweizerische
    Rueckversicherungs-
    Gesellschaft                              649           1,322,825
  Zurich Allied                             1,750             864,648
                                                         ------------
                                                           11,370,752
UNITED KINGDOM -- 20.24%
  3I Group                                 58,500           1,202,937
  Abbey National                           20,000             239,070
  Amvescap                                105,000           1,684,080
  Astrazeneca                              30,000           1,400,374
  BP Amoco (ADR)                           18,600           1,052,062
  Capita Group                             86,300           2,111,487
  Compass Group                           160,100           2,108,762
  Dixons Group                            226,476             921,812
  Glaxo Wellcome                           46,700           1,361,652
  Hays                                    115,400             643,444
  HSBC Holdings                           101,800           1,163,723
  Invensys                                275,000           1,031,934
  Lasmo                                   360,000             765,326
  Logica                                   40,000             946,595
  Misys                                    69,400             585,951
  Provident Financial                      49,100             516,338
  Prudential Corporation                   90,000           1,318,212
  Royal Bank Scot Group                    55,000             920,419
  Vodafone AirTouch                       540,947           2,185,412
  WPP Group                               160,200           2,339,146
                                                         ------------
                                                           24,498,736
TOTAL COMMON STOCKS
(IDENTIFIED COST $104,909,084)                            118,957,326
---------------------------------------------------------------------
PREFERRED STOCKS -- 1.38%
---------------------------------------------------------------------
GERMANY -- 1.38%
  Prosieben Media                           7,500             932,623
  SAP                                       4,000             737,697
                                                         ------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,644,355)                                1,670,320
---------------------------------------------------------------------
WARRANTS -- 0.30%
---------------------------------------------------------------------
SWITZERLAND -- 0.30%
  Zuercher Kantonalbank Call
    Warrant (a)(e)                        550,000             357,384
                                                         ------------
TOTAL WARRANTS
(IDENTIFIED COST $352,888)                                    357,384
---------------------------------------------------------------------

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
REPURCHASE AGREEMENTS -- 0.18%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    5.50% due 07/03/00,
    Maturity Value $232,100
    Collateral: U.S. Treasury
    Note $225,000 6.375% due
    08/15/02, Value $235,461             $222,000        $    222,000
                                                         ------------
TOTAL REPURCHASE AGREEMENTS
(IDENTIFIED COST $222,000)                                    222,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $107,128,327)                           $121,207,030
OTHER ASSETS LESS LIABILITIES -- (0.16)%                     (195,250)
                                                         ------------
NET ASSETS -- 100%                                       $121,011,780
=====================================================================

(a) Non-income producing security.
(e) The warrants entitle the portfolio to purchase 1 share of Credit Suisse Group for every 40 warrants held and 290 CHF until September 15, 2000.
(ADR) American Depository Receipt.
Industry classifications for the portfolio as a percentage of total market value at June 30, 2000 are as follows: (unaudited)

                    Industry
                    --------
Aerospace & Military Technology                      1.28%
Appliances & Household Durables                      2.31%
Automobiles                                          1.19%
Banking                                              7.63%
Beverages & Tobacco                                  1.47%
Broadcasting & Publishing                            4.93%
Building Materials & Components                      2.05%
Business & Public Service                           10.37%
Chemicals                                            0.87%
Data Processing & Reproduction                       4.49%
Electrical & Electronics                             2.95%
Electronic Components, Instruments                   8.19%
Energy Sources                                       4.30%
Financial Services                                   7.44%
Food & Household Products                            3.20%
Health & Personal Care                               9.87%
Industrial Components                                0.97%
Insurance                                            8.04%
Machinery & Engineering                              1.41%
Miscellaneous                                        1.65%
Merchandising                                        0.94%
Multi-Industry                                       1.48%
Real Estate                                          2.06%
Recreation, Other Consumer Goods                     1.80%
Telecommunications                                   7.64%
Textiles & Apparel                                   0.94%
Cash/Other                                           0.53%
                                                   ------
    Total                                          100.00%
                                                   ======

See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                             SUBADVISERS' COMMENTS

OPCAP ADVISORS, INC.
NEW YORK, NEW YORK

SANFORD C. BERNSTEIN & CO., INC.
NEW YORK, NEW YORK

Investment Management

     OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital manages approximately $40 billion for institutional clients, and its normal investment minimum is $20 million.

     Sanford C. Bernstein & Co., Inc., which has approximately $81 billion in assets under management, became co-subadviser of the Portfolio on November 1, 1999. Bernstein's normal investment minimum is $5 million.

Investment Objective

     The objective of the Enterprise Managed Portfolio is to seek growth of capital over time.

Investment Strategies

     The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon economic and market trends and the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any specific types of investments. However, the Portfolio invests primarily in equity securities at times when the subadvisers believe that the best investment values are available in the equity markets. The Portfolio may invest almost all of its assets in high-quality short-term money market and cash equivalent to preserve capital. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt.

First Half 2000 Performance Review -- OpCap Advisors

     The Portfolio's technology holdings were the largest detractor from performance for the first half of the year. Although the Portfolio has significant investments in this sector, the tech stocks owned by the Portfolio, such as Computer Associates International and Sabre Holdings, trailed by a wide margin the returns of the highly-valued, more speculative tech stocks that led the market, especially in the first quarter. The Portfolio's holdings of consumer non-durable and financial stocks contributed most to performance in the first half.

     Because the market has been so volatile and the outlook for interest rates is uncertain, the Portfolio maintained a defensive investment posture and this helped preserve capital. At June 30, 2000, of the portion of the Portfolio managed by OpCap Advisors, 76 percent of net assets were allocated to common stocks, 15 percent to fixed-income securities and 9 percent to cash equivalents. The Portfolio's holdings of fixed-income securities and cash equivalents provide a buffer against stock market volatility, generate income and represent a resource to buy quality stocks when they become available at attractive prices.

First Half 2000 Performance Review -- Sanford C. Bernstein

     Security selection added to relative returns in the first half of 2000. Security selection within the energy sector detracted most, largely because the Portfolio avoided independents and oil service companies because they are extremely volatile and highly leveraged. These stocks outperformed, particularly in the first quarter, because their earnings are extremely sensitive to the price of oil. Many of the Portfolio's paper and chemical holdings in the industrial resources sector also underperformed, due to concerns about a U.S. economic slowdown and rising inventories in certain grades of paper. Offsetting this, however, was strong stock selection in technology. The Portfolio avoided, or underweighted, most of the technology stocks that fell furthest this spring, while the semi-conductor and semi-conductor equipment companies that the Portfolio overweighted, rallied strongly.

     The largest contributors to performance were the Portfolio's overweighted positions in Advanced Micro Devices, Hewlett Packard, Intel and Champion International, and the Portfolio's underweight position in Yahoo!. The largest detractors from performance were the Portfolio's overweighted positions in Motorola and Bristol Myers Squibb, and the Portfolio's underweighted positions in Micron Technology and Pharmacia.

     The Portfolio's sector weights hurt performance. The Portfolio's underweight of the strong consumer growth sector was the biggest detractor, despite positive security selection within the sector. The Portfolio's modest overweight of consumer cyclicals was also a negative. Offsetting this was the positive impact of the Portfolio's overweighted position in energy.

Future Investment Strategy -- OpCap Advisors

     Looking ahead, OpCap remains focused on long-term investment in companies that create shareholder value by earning high returns on capital, generating significant free cash flow and effectively using that cash flow to increase the value of their business. The companies the Portfolio is invested in continue to deliver strong financial results, and OpCap expects those results may translate into higher share prices over time.

Future Investment Strategy -- Sanford C. Bernstein

     Bernstein continues to see unusually large opportunities in the value realm. The Portfolio remains attractively priced, relative to the S&P 500, with price-to-earnings and price-to-book ratios lower than that of the Index, and with a higher dividend yield. The Portfolio's weighted-average capitalization is somewhat higher than that of the S&P 500, as well.

     The views expressed in this report reflect those of the subadvisers only through the end of the period of the report as stated on the cover. The subadvisers' views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                  NUMBER OF SHARES OR
COMMON STOCKS -- 84.97%            PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------
AEROSPACE -- 2.47%
  Boeing Company                          902,020       $   37,715,711
  Honeywell International Inc.             56,100            1,889,869
  Northrop Grumman Corporation             21,400            1,417,750
                                                        --------------
                                                            41,023,330
AUTOMOTIVE -- 0.90%
  Delphi Automotive Systems
    Corporation                           225,100            3,278,019
  Ford Motor Company                      116,900            5,026,700
  General Motors Corporation               17,599            1,021,842
  Genuine Parts Company                   234,900            4,698,000
  TRW Inc.                                 15,700              680,987
  Visteon Corporation                      15,306              185,586
                                                        --------------
                                                            14,891,134
BANKING -- 6.37%
  Bank of America Corporation             271,500           11,674,500
  Bank One Corporation                    222,000            5,896,875
  Chase Manhattan Corporation              62,800            2,892,725
  First Union Corporation                  72,300            1,793,944
  FleetBoston Financial
    Corporation                           478,200           16,258,800
  J. P. Morgan & Company Inc.              15,200            1,673,900
  M & T Bank Corporation                   50,500           22,725,000
  National City Corporation                37,300              636,431
  PNC Bank Corporation                     78,100            3,660,937
  Summit Bancorp                           33,000              812,625
  Wells Fargo & Company                   978,000           37,897,500
                                                        --------------
                                                           105,923,237
BIOTECHNOLOGY -- 0.38%
  Amgen Inc. (a)                           91,200            6,406,800
BROADCASTING -- 0.48%
  News Corporation Ltd. (ADR)              35,000            1,662,500
  Time Warner Inc.                         27,900            2,120,400
  Viacom Inc. (a)                          62,500            4,261,719
                                                        --------------
                                                             8,044,619
BROKERS -- 0.41%
  Lehman Brothers Holdings Inc.            72,200            6,827,413
CAPITAL GOODS &
  SERVICES -- 0.11%
  Cooper Industries Inc.                   58,600            1,908,163
CHEMICALS -- 2.74%
  Ashland Inc.                             93,100            3,264,319
  Du Pont (E. I.) de Nemours &
    Company                               841,700           36,824,375
  Union Carbide Corporation               110,700            5,479,650
                                                        --------------
                                                            45,568,344
COMPUTER HARDWARE -- 5.69%
  Apple Computer Inc.                      62,200            3,257,725
  Cisco Systems Inc. (a)                  596,600           37,921,387
  Compaq Computer Corporation              66,800            1,707,575
  Dell Computer Corporation (a)           134,200            6,617,738
  EMC Corporation (a)                     216,400           16,649,275
  Hewlett-Packard Company                 126,300           15,771,713
  International Business
    Machines Corporation                  116,100           12,720,206
                                                        --------------
                                                            94,645,619
COMPUTER SERVICES -- 2.19%
  Advanced Micro Devices Inc.
    (a)                                    37,100            2,865,975
  America Online Inc. (a)                  95,500            5,037,625
  Electronic Data Systems
    Corporation                            76,900            3,172,125
  Sabre Holdings Corporation
    (Class A) (a)                         192,491            5,485,993
  Solectron Corporation (a)                53,000            2,219,375

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
  Sun Microsystems Inc. (a)               172,100       $   15,650,344
  Yahoo! Inc. (a)                          16,000            1,982,000
                                                        --------------
                                                            36,413,437
COMPUTER SOFTWARE -- 4.74%
  Computer Associates
    International Inc.                    606,800           31,060,575
  Compuware Corporation (a)               320,300            3,323,113
  Microsoft Corporation (a)               319,100           25,528,000
  Oracle Corporation (a)                  225,400           18,947,687
                                                        --------------
                                                            78,859,375
CONGLOMERATES -- 1.87%
  Minnesota Mining &
    Manufacturing Company                 179,400           14,800,500
  Textron Inc.                            300,000           16,293,750
                                                        --------------
                                                            31,094,250
CONSUMER PRODUCTS -- 0.69%
  Black & Decker Corporation               33,600            1,320,900
  Briggs & Stratton Corporation             8,000              274,000
  Procter & Gamble Company                 99,800            5,713,550
  Whirlpool Corporation                    90,600            4,224,225
                                                        --------------
                                                            11,532,675
CRUDE & PETROLEUM -- 5.05%
  Anadarko Petroleum Corporation           57,800            2,850,263
  Chevron Corporation                     389,700           33,051,431
  Exxon Mobil Corporation                 299,277           23,493,244
  Royal Dutch Petroleum Company
    (ADR)                                 210,800           12,977,375
  Texaco Inc.                              43,300            2,305,725
  Unocal Corporation                      240,000            7,950,000
  USX Marathon Group                       52,000            1,303,250
                                                        --------------
                                                            83,931,288
ELECTRICAL EQUIPMENT -- 2.76%
  Emerson Electric Company                 94,500            5,705,437
  General Electric Company                757,300           40,136,900
                                                        --------------
                                                            45,842,337
ELECTRONICS -- 0.87%
  Applied Materials Inc. (a)              111,800           10,131,875
  KLA-Tencor Corporation (a)               46,000            2,693,875
  Rockwell International
    Corporation                            50,800            1,600,200
                                                        --------------
                                                            14,425,950
ENERGY -- 1.44%
  AES Corporation (a)                      61,600            2,810,500
  Cinergy Corporation                     154,300            3,925,006
  El Paso Energy Corporation               28,800            1,467,000
  FirstEnergy Corporation                 273,200            6,386,050
  New Century Energies Inc.               190,000            5,700,000
  TXU Corporation                         124,600            3,675,700
                                                        --------------
                                                            23,964,256
ENTERTAINMENT & LEISURE -- 0.28%
  Walt Disney Company                      85,000            3,299,063
  Carnival Corporation                     70,000            1,365,000
                                                        --------------
                                                             4,664,063
FINANCE -- 2.51%
  Dun & Bradstreet Corporation            114,800            3,286,150
  Household International Inc.            576,900           23,977,406
  Merrill Lynch & Company Inc.             31,600            3,634,000
  MGIC Investment Corporation              77,000            3,503,500
  Morgan Stanley Dean Witter &
    Company                                88,600            7,375,950
                                                        --------------
                                                            41,777,006

                         ENTERPRISE ACCUMULATION TRUST
                        MANAGED PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
Food, Beverages & Tobacco -- 1.80%
  Anheuser-Busch Companies, Inc.           77,400       $    5,780,813
  Coca-Cola Company                       151,800            8,719,012
  Conagra Inc.                            108,800            2,074,000
  Fortune Brands Inc.                      74,000            1,706,625
  General Mills Inc.                       65,400            2,501,550
  Philip Morris Companies Inc.            331,700            8,810,781
  Unilever NV                               7,000              301,000
                                                        --------------
                                                            29,893,781
HOTELS & RESTAURANTS -- 2.89%
  McDonald's Corporation                1,457,400           48,003,112
INSURANCE -- 0.49%
  XL Capital Ltd. (Class A)               151,961            8,224,889
MANUFACTURING -- 1.95%
  ITT Industries Inc.                     870,000           26,426,250
  Tyco International Ltd.                 126,400            5,988,200
                                                        --------------
                                                            32,414,450
MEDICAL INSTRUMENTS -- 0.07%
  PE Biosystems Group                      18,400            1,212,100
MEDICAL SERVICES -- 0.11%
  UnitedHealth Group Inc.                  22,100            1,895,075
METALS & MINING -- 0.46%
  Alcoa Inc.                              265,200            7,690,800
  Arch Coal Inc.                                1                    5
                                                        --------------
                                                             7,690,805
MISC. FINANCIAL
  SERVICES -- 5.70%
  American Express Company                117,900            6,145,538
  Citigroup Inc.                          583,500           35,155,875
  Fannie Mae                              116,800            6,095,500
  Freddie Mac                           1,082,600           43,845,300
  John Hancock Financial
    Services Inc. (a)                     149,500            3,541,281
                                                        --------------
                                                            94,783,494
MULTI-LINE INSURANCE -- 0.91%
  American General Corporation             73,000            4,453,000
  American International Group
    Inc.                                   76,400            8,977,000
  Lincoln National Corporation             48,900            1,766,512
                                                        --------------
                                                            15,196,512
OIL SERVICES -- 1.68%
  Amerada Hess Corp                        98,800            6,100,900
  Conoco Inc., Class B                     50,600            1,242,863
  Occidental Petroleum
    Corporation                           341,300            7,188,631
  Phillips Petroleum Company              147,000            7,451,062
  Rowan Companies Inc.                    113,300            3,441,488
  Tosco Corporation                        90,000            2,548,125
                                                        --------------
                                                            27,973,069
PAPER & FOREST PRODUCTS -- 0.39%
  Fort James Corporation                    4,400              101,750
  Georgia-Pacific Group                    28,200              740,250
  International Paper Company             189,525            5,650,214
                                                        --------------
                                                             6,492,214
PAPER PRODUCTS -- 0.26%
  Westvaco Corporation                    171,500            4,255,344
PHARMACEUTICALS -- 8.78%
  Abbott Laboratories                      62,100            2,767,331
  American Home Products
    Corporation                           579,200           34,028,000
  Baxter International Inc.               102,700            7,221,094
  Bristol-Myers Squibb Company            323,000           18,814,750
  Eli Lilly & Company                      61,200            6,112,350
  Johnson & Johnson                       163,500           16,656,563

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
  Merck & Company Inc.                    229,400       $   17,577,775
  Pfizer Inc.                             318,700           15,297,600
  Pharmacia Corporation                   478,261           24,720,115
  Schering-Plough Corporation              56,400            2,848,200
                                                        --------------
                                                           146,043,778
PROPERTY-CASUALTY INSURANCE -- 0.14%
  St. Paul Companies Inc.                  68,500            2,337,563
PUBLISHING -- 0.04%
  New York Times Company                   16,800              663,600
RAW MATERIALS -- 0.10%
  Weyerhaeuser Company                     38,900            1,672,700
RETAIL -- 4.21%
  CVS Corporation                          28,000            1,120,000
  Federated Department Stores
    Inc. (a)                              153,100            5,167,125
  Gap Inc.                                 42,900            1,340,625
  Home Depot Inc.                         177,500            8,863,906
  K-Mart Corporation (a)                  144,000              981,000
  Kroger Company (a)                    1,090,000           24,048,125
  Limited Inc.                             27,400              592,525
  May Department Stores Company           198,800            4,771,200
  Target Corporation                       44,200            2,563,600
  TJX Companies Inc.                       48,500              909,375
  Wal-Mart Stores Inc.                    340,800           19,638,600
                                                        --------------
                                                            69,996,081
SAVINGS AND LOAN -- 0.39%
  Golden West Financial
    Corporation                            96,300            3,930,244
  Washington Mutual Inc.                   86,700            2,503,462
                                                        --------------
                                                             6,433,706
SEMICONDUCTORS -- 3.75%
  Intel Corporation                       317,400           42,432,412
  LSI Logic Corporation (a)                59,600            3,225,850
  Teradyne Inc. (a)                        39,800            2,925,300
  Texas Instruments Inc.                  200,000           13,737,500
                                                        --------------
                                                            62,321,062
TECHNOLOGY -- 0.12%
  Agilent Technologies Inc. (a)                 2                  148
  Micron Technology Inc. (a)               22,900            2,016,631
                                                        --------------
                                                             2,016,779
TELECOMMUNICATIONS -- 6.51%
  AT&T Corporation                        197,100            6,233,287
  Bell Atlantic Corporation               607,700           30,878,756
  BellSouth Corporation                    36,700            1,564,338
  General Motors Corporation
    (Class H)-Hughes Electronics
    Corporation (a)                             1                   88
  GTE Corporation                         128,400            7,992,900
  Lucent Technologies Inc.                196,900           11,666,325
  Nortel Networks Corporation             272,000           18,564,000
  QUALCOMM Inc. (a)                        47,600            2,856,000
  SBC Communications Inc.                 189,200            8,182,900
  Sprint Corporation                      123,000            6,273,000
  U.S. West Inc.                            7,600              651,700
  Worldcom Inc. (a)                       293,000           13,441,375
                                                        --------------
                                                           108,304,669
TRANSPORTATION -- 0.44%
  AMR Corporation (a)                     110,000            2,908,125
  Burlington Northern Santa Fe
    Corporation                             8,800              201,850
  Union Pacific Corporation               112,800            4,194,750
                                                        --------------
                                                             7,304,725

                         ENTERPRISE ACCUMULATION TRUST
                        MANAGED PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
UTILITIES -- 0.97%
  Ameren Corporation                      167,200       $    5,643,000
  American Electric Power Inc.            185,700            5,501,362
  GPU Inc.                                183,500            4,965,969
                                                        --------------
                                                            16,110,331
WASTE MANAGEMENT -- 0.35%
  Waste Management Inc.                   307,100            5,834,900
WIRELESS COMMUNICATIONS -- 0.51%
  Motorola Inc.                           291,000            8,457,188
                                                        --------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,290,716,708)                         1,413,275,223
----------------------------------------------------------------------
COMMERCIAL PAPER -- 6.30%
----------------------------------------------------------------------
  American Express Credit
    Corporation, 6.46% due
    07/05/00                         $ 35,000,000           34,974,878
  Ford Motor Credit Company
    6.53% due 07/19/00                 35,000,000           34,885,725
  Morgan Stanley Dean Witter
    6.50% due 07/10/00                 35,000,000           34,943,125
                                                        --------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $104,803,728)                             104,803,728
----------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 6.31%
----------------------------------------------------------------------
  Fannie Mae
    6.50% due 08/15/04                105,000,000          102,963,630
  U.S. Treasury Note
    7.875% due 08/15/01                 1,976,500            2,005,531
                                                        --------------
                                                           104,969,161
                                                        --------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(IDENTIFIED COST $105,983,948)                             104,969,161
----------------------------------------------------------------------

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
REPURCHASE AGREEMENT -- 1.19%
----------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 5.50%
    due 07/03/00,
    Maturity Value $19,847,704
    Collateral: U.S. Treasury
    Bond $10,000,000, 6.25% due
    08/15/23, Value $10,558,516
    U.S. Treasury Note
    $9,505,000, 7.625% due
    02/15/07, Value $10,193,623        19,843,000       $   19,843,000
                                                        --------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $19,843,000)                               19,843,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $1,521,347,384)                        $1,642,891,112
OTHER ASSETS LESS LIABILITIES -- 1.23%                      20,475,908
                                                        --------------
NET ASSETS -- 100%                                      $1,663,367,020
======================================================================

(a) Non-income producing security.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                               BALANCED PORTFOLIO

                             SUBADVISER'S COMMENTS

MONTAG & CALDWELL
ATLANTA, GEORGIA

Investment Management

     Montag & Caldwell, which has approximately $33 billion in assets under management, became subadviser to the Portfolio on July 15, 1999. Montag's normal investment minimum for a separate account is $40 million.

Investment Objective

     The Portfolio seeks long-term total return.

Investment Strategies

     Generally, between 55 percent and 75 percent of the Balanced Portfolio's total assets will be invested in equity securities, and at least 25 percent of the Balanced Portfolio's total assets will be invested in fixed income securities. The portfolio allocation will vary based upon the subadviser's assessment of the return potential of each asset class. For equity investments, the subadviser uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; the potential to become (or currently are) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the subadviser will seek to maintain the Portfolio's weighted average duration within 20 percent of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Portfolio will only invest in fixed income securities with an "A" or better rating. Fixed income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

First Half 2000 Performance Review

     The stock market as measured by the S&P 500 Index was negative for most of the first quarter of 2000 until the brisk rally in March pushed the index into modestly positive territory. The divergence in performance between technology stocks and all other stocks continued to widen until the end of the quarter. The 100 largest companies on the Nasdaq gained nearly 19 percent during the quarter, while the 439 non-tech stocks in the S&P 500 were on average down for the quarter. During the first quarter of 2000, the strength of the Portfolio's technology issues did not offset the weakness of other holdings. Because Montag believes that many technology stocks have become too highly priced, the Portfolio has maintained a more conservative position in technology relative to the market. In the Balanced Portfolio, bonds provided a positive return for the quarter.

     Stocks finished the second quarter lower as investors reacted negatively to the prospects of higher interest rates and their impact on a fully valued market. Concerns also surfaced about whether many developing technology and Internet companies would ever post a profit, leading to a sell off in this overvalued sector of the market. From its peak on March 10 to its low on May 24, the Nasdaq declined over 35 percent and finished the quarter down 13 percent. The S&P 500 finished the quarter down 2.7 percent.

     In this difficult environment, companies with good earnings and more conservative valuations tended to do well. As evidence of this, two of the best performing sectors of the S&P 500 were healthcare, up 22 percent, and consumer staples, up 6 percent.

     Healthcare was the best performing sector of the S&P 500 for the second quarter. Among the Portfolio's holdings, Johnson & Johnson was the standout, gaining 45 percent for the quarter, while Schering Plough and Pfizer rose over 30 percent. In the consumer staple area, Bestfoods increased over 48 percent as it agreed to be acquired by Unilever, while Coca-Cola and PepsiCo gained over 20 percent.

     The bond portion of the Portfolio provided some pleasant surprises. Although the Federal Reserve raised short-term interest rates three times during the period, yields on long-term Treasury bonds actually fell. The federal budget surplus has caused the government to buy back bonds to retire debt, particularly long-term debt that offers the greatest potential interest savings. The government has conducted "reverse auctions," where it is willing to pay a premium to retire these bonds prior to maturity. This caused Treasury bond prices to rise and yields to fall. The Portfolio benefited from this unusual event because of its heavy weighting in long-term Treasury bonds. In addition, the Portfolio also benefited from the unusually large, extra yield offered by long-term corporate bonds compared to comparably maturing Treasury securities. Meanwhile, mortgage-backed securities produced strong returns, as the rising interest rate environment made it unlikely that homeowners would refinance their debt.

Future Investment Strategy

     Because Montag & Caldwell expects continued economic growth with low inflation, it believes the outlook for the stock market remains positive. The market, as measured by the S&P 500, may continue to be volatile and move in a sideways pattern until it becomes more evident that the Federal Reserve has succeeded at engineering a soft landing. However, as this develops, interest rates may peak and eventually drift lower, with corporate profit growth being sustained, but at a more moderate rate. Such an outcome may allow the market to broaden out with more stocks moving higher as the stock market indices advance.

     In a more moderately growing economy, Montag & Caldwell believes higher quality issues that can produce solid double-digit earnings growth may excel. With global economies recovering and the enormous longer-term opportunities deriving from the triumph of capitalism, Montag & Caldwell believes multinational growth companies may do particularly well. These include well-positioned consumer, pharmaceutical, technology and financial service companies with global reach. As it becomes more evident that the Federal Reserve is succeeding in bringing about a soft landing, higher-quality consumer growth companies that conduct most of their business in the United States may also be rewarding investments for the Portfolio.

     The Federal Reserve acted for the sixth time since June of 1999, raising the Federal Funds rate 0.50 percentage points to 6.50 percent in May to slow the U.S. economy. During the second quarter, Montag & Caldwell capitalized on the strong rally in longer maturities and shortened duration exposure in the Portfolio. The Portfolio sold longer dated U.S. Treasuries, which have appreciated nicely since January, and purchased intermediate corporate notes, which were trading at attractive yield spreads versus similar maturity U.S. Treasury securities. Montag & Caldwell anticipates lengthening the Portfolio's fixed-income holdings early in the second half, as the U.S. economy slows in order to stay in line with the appropriate fixed-income benchmark.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                               BALANCED PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                    NUMBER OF SHARES OR
     COMMON STOCKS -- 57.84%         PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
BANKING -- 1.18%
  Wells Fargo & Company                      4,400        $   170,500
BUSINESS SERVICES -- 0.89%
  Interpublic Group of Companies
    Inc.                                     3,000            129,000
COMPUTER HARDWARE -- 4.18%
  Dell Computer Corporation (a)              5,200            256,425
  Hewlett-Packard Company                    2,800            349,650
                                                          -----------
                                                              606,075
COMPUTER SERVICES -- 4.01%
  Electronic Data Systems
    Corporation                              7,600            313,500
  Solectron Corporation (a)                  6,400            268,000
                                                          -----------
                                                              581,500
COMPUTER SOFTWARE -- 2.28%
  Electronic Arts Inc. (a)                   2,000            145,875
  Microsoft Corporation (a)                  2,300            184,000
                                                          -----------
                                                              329,875
CONSUMER PRODUCTS -- 4.08%
  Gillette Company                          12,500            436,719
  Newell Rubbermaid Inc.                     6,000            154,500
                                                          -----------
                                                              591,219
ELECTRICAL EQUIPMENT -- 0.59%
  General Electric Company                   1,600             84,800
FOOD, BEVERAGES & TOBACCO -- 7.65%
  Bestfoods                                  6,000            415,500
  Coca-Cola Company                          8,200            470,987
  PepsiCo Inc.                               5,000            222,188
                                                          -----------
                                                            1,108,675
HEALTH CARE -- 1.48%
  Medtronic Inc.                             4,300            214,194
HOTELS & RESTAURANTS -- 4.37%
  Marriott International Inc.
    (Class A)                                7,500            270,469
  McDonald's Corporation                    11,000            362,312
                                                          -----------
                                                              632,781
MEDICAL INSTRUMENTS -- 1.39%
  Boston Scientific Corporation (a)          9,200            201,825
MISC. FINANCIAL SERVICES -- 2.05%
  American Express Company                   2,700            140,738
  Citigroup Inc.                             2,600            156,650
                                                          -----------
                                                              297,388
MULTI-LINE INSURANCE -- 1.38%
  American International Group
    Inc.                                     1,700            199,750
PHARMACEUTICALS -- 9.09%
  Bristol-Myers Squibb Company               4,500            262,125
  Johnson & Johnson                          3,100            315,812
  Pfizer Inc.                                9,100            436,800
  Schering-Plough Corporation                6,000            303,000
                                                          -----------
                                                            1,317,737
RETAIL -- 4.61%
  Circuit City Stores Inc.                   5,500            182,531
  Costco Wholesale Corporation (a)           5,200            171,600
  Gap Inc.                                   2,400             75,000
  Home Depot Inc.                            4,800            239,700
                                                          -----------
                                                              668,831
SEMICONDUCTORS -- 1.29%
  Intel Corporation                          1,400            187,163
TELECOMMUNICATIONS -- 6.54%
  Lucent Technologies Inc.                   6,800            402,900
  Tellabs Inc. (a)                           3,400            232,687
  Worldcom Inc. (a)                          6,800            311,950
                                                          -----------
                                                              947,537

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
WIRELESS COMMUNICATIONS -- 0.78%
  Motorola Inc.                              3,900        $   113,344
                                                          -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $8,105,426)                                8,382,194
---------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 10.70%
---------------------------------------------------------------------
AUTOMOTIVE -- 0.86%
  Daimler Chrysler North America
    7.40% due 01/20/05                  $  125,000            124,696
BANKING -- 1.69%
  Discover Card Master Trust I
    5.85% due 01/17/06                     100,000             96,290
  Nationsbank Corporation
    7.00% due 05/15/03                     150,000            148,174
                                                          -----------
                                                              244,464
ENERGY -- 1.13%
  Peco Energy Transport Trust
    6.05% due 03/01/09                     175,000            163,413
FINANCE -- 2.12%
  Ford Motor Credit Company
    7.00% due 09/25/01                     100,000             99,594
  Ford Motor Credit Company
    7.75% due 03/15/05                      75,000             75,463
  National Rural Utilities
    Cooperative Finance,
    5.75% due 11/01/08                     150,000            132,058
                                                          -----------
                                                              307,115
MISC. FINANCIAL SERVICES -- 1.03%
  Goldman Sachs Group Inc.
    7.50% due 01/28/05                     150,000            149,303
OIL SERVICES -- 0.82%
  Conoco Inc.
    5.90% due 04/15/04                     125,000            119,074
PHARMACEUTICALS -- 0.83%
  Warner Lambert Company
    5.75% due 01/15/03                     125,000            121,265
RETAIL -- 1.01%
  Wal-Mart Stores Inc.
    6.875% due 08/10/09                    150,000            146,912
TELECOMMUNICATIONS -- 1.21%
  Bellsouth Capital Funding
    Corporation, 7.75% due
    02/15/10                               175,000            174,915
                                                          -----------
TOTAL CORPORATE BONDS AND NOTES
(IDENTIFIED COST $1,563,109)                                1,551,157
---------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 13.86%
---------------------------------------------------------------------
FEDERAL HOME LOAN BANKS -- 0.70%
    5.125% due 04/17/01                    100,000             98,662
FREDDIE MAC -- 1.30%
    6.25% due 10/15/02                     150,000            147,849
    5.125% due 10/15/08                     50,000             43,537
                                                          -----------
                                                              191,386
FANNIE MAE -- 1.17%
  5.75% due 04/15/03                       175,000            169,574

                         ENTERPRISE ACCUMULATION TRUST
                       BALANCED PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
U.S. TREASURY NOTES -- 5.01%
  6.625% due 04/30/02                   $  225,000        $   225,563
  5.75% due 08/15/03                       325,000            319,414
  7.875% due 11/15/04                      100,000            105,818
  6.25% due 02/15/07                        75,000             75,070
                                                          -----------
                                                              725,865
U.S. TREASURY BONDS -- 5.68%
  7.25% due 05/15/16                       175,000            192,555
  8.125% due 08/15/19                      200,000            241,250
  8.00% due 11/15/21                       130,000            156,894
  6.25% due 08/15/23                       150,000            150,937
  6.875% due 08/15/25                       75,000             81,539
                                                          -----------
                                                              823,175
                                                          -----------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(IDENTIFIED COST $1,990,209)                                2,008,662
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 17.31%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    5.50% due 07/03/00,
    Maturity Value $2,509,150
    Collateral: U.S. Treasury Note
    $2,605,000, 5.50% due
    05/31/03,
    Value $2,571,548                     2,508,000          2,508,000
                                                          -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $2,508,000)                                2,508,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $14,166,744)                             $14,450,013
OTHER ASSETS LESS LIABILITIES -- 0.29%                         42,285
                                                          -----------
NET ASSETS -- 100%                                        $14,492,298
=====================================================================

(a) Non-income producing security.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO

                             SUBADVISER'S COMMENTS

CAYWOOD-SCHOLL CAPITAL MANAGEMENT
SAN DIEGO, CALIFORNIA

Investment Management

     Caywood-Scholl has been subadviser to the Enterprise High-Yield Bond Portfolio since November 19, 1994. Caywood-Scholl manages approximately $1.3 billion for institutional clients, and its normal investment minimum is $1 million.

Investment Objective

     The objective of the Enterprise High-Yield Bond Portfolio is to seek maximum current income.

Investment Strategies

     The High-Yield Bond Portfolio invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's corporation ("S&P"), which are commonly known as "junk bonds." The Portfolio's investments are selected by the subadviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the subadviser identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high-yield market. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds, which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the subadviser have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the subadviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Portfolio's assets may include:
(1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the subadviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income producing cash equivalents.

First Half 2000 Performance Review

     During the first quarter of the year, most high-yield investors found themselves caught off guard by the severity of spread widening which had occurred in the preceding three months. In hindsight, the actions of the Federal Reserve and the resulting impact on investor psychology were underestimated. Despite relatively good market fundamentals, the asset class was out of favor due to investor concerns about the Federal Reserve's action. Caywood-Scholl's conclusion was that the relatively good fundamentals of the market compared to the attractive valuations meant the market was cheap on a risk-adjusted basis.

     What changed during the second quarter? Not a whole lot, accordingly the high-yield market experienced a volatile yet unremarkable quarter. The double B sector of the market, as measured by the Lehman BB index, returned 2.26 percent while the single B sector of the market, as represented by the Merrill Lynch Cash Pay index, returned 0.63 percent. The variance in returns between the two sectors of the market is explained by investors' preference for better quality, more liquid securities.

     There are a couple of themes worth mentioning: First, some of the economic data released in the latter part of May and through June suggest that the U.S. economy is slowing. This is giving hope that the Federal Reserve may be nearly finished raising rates. As evidence of a soft landing emerges Caywood-Scholl would expect high-yield bonds to react favorably. In support of this thesis, the market had its first month of net inflows this year in June, approximately $1.038 billion. It is Caywood-Scholl's belief that it is premature to pronounce a soft landing, but Caywood-Scholl feels more optimistic. The inflow of cash from mutual fund investors is important because it has helped to balance the market's technical picture. Equally important, the amount of new issuance slowed dramatically with only $8.5 billion issued during the second quarter. The market's technical balance had a favorable effect upon returns.

     Another development has been the evidence of tighter lending standards and recent announcements by several financial institutions of large write-downs of bad loans. As lending standards become more stringent, highly leveraged entities may find their access to capital reduced. The high-yield market's discounting of this risk is evident in the variance in returns between the quality sectors of the market. In anticipation of tighter liquidity, investors are generally seeking investment in better-capitalized, larger companies, which is more indicative of the double B portion of the Portfolio's market.

     The trend and method of calculation of defaults has been a focus of several articles in the Wall Street Journal. Consensus on this topic lies between a leveling of default rates to a modest up-tick. More importantly, Caywood-Scholl believes that much of the information pertaining to defaults is priced into the market. This explains why valuations are near historic lows, a near record portion of the market is classified as "distressed," and why liquidity for out-of-favor sectors is so poor.

     Finally, there continues to be a great deal of dislocation in the BBB sector of the corporate bond market, both in terms of credit quality and supply, mostly in telecommunications companies. The difficulties of this market are in some ways creating opportunities in the BB market, as many typical crossover buyers are sidelined.

Future Investment Strategy

     So where does all this leave us? Cautiously optimistic. Caywood-Scholl believes the market offers very good value on risk-adjusted basis for patient investors. Caywood-Scholl feels this is especially true of the BB sector with an average ratio, yield/treasury, greater than 150 percent. Caywood-Scholl likens the high-yield market to a value stock. Caywood-Scholl is uncertain as to the near term catalyst that may cause the market to rally, but suspects money may return to the market when it is clear the Federal Reserve is finished raising rates. In anticipation of this event, the U.S. may see market conditions improve in short order. Caywood-Scholl believes that it is best to invest in higher quality issues until there is a clear signal that the taking of risk may be rewarded.

     There are specific risks associated with the types of bonds held in the High-Yield Bond Portfolio, which include defaults by the issuer, market valuation, and interest rate sensitivity.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                           HIGH-YIELD BOND PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000

CORPORATE BONDS, CONVERTIBLE
SECURITIES, COMMON &              NUMBER OF SHARES OR
PREFERRED STOCKS -- 82.55%         PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------------------
AEROSPACE -- 0.24%
  BE Aerospace Inc.
    9.50%, due 11/01/08               $  250,000        $   230,000
APPAREL & TEXTILES -- 0.86%
  Fruit of the Loom Inc.
    8.875%, due 04/15/06 (b)             500,000             40,000
  Levi Strauss & Company
    6.80%, due 11/01/03                  250,000            203,750
  Levi Strauss & Company
    7.00%, due 11/01/06                  750,000            570,000
                                                        -----------
                                                            813,750
AUTOMOTIVE -- 2.07%
  Avis Rent a Car Inc.
    11.00%, due 05/01/09                 650,000            677,625
  Budget Group Inc.
    9.125%, due 04/01/06                 850,000            544,000
  Lear Corporation
    7.96%, due 05/15/05                  350,000            328,991
  Sonic Automotive Inc. (Series
    B)
    11.00%, due 08/01/08                 450,000            399,375
                                                        -----------
                                                          1,949,991
BANKING -- 0.98%
  Bay View Capital Corporation
    9.125%, due 08/15/07                 550,000            418,000
  Western Financial Savings Bank
    Orange California
    8.50%, due 07/01/03                  550,000            511,500
                                                        -----------
                                                            929,500
BROADCASTING -- 7.35%
  Allbritton Communications
    Company (Series B)
    8.875%, due 02/01/08                 450,000            414,563
  Chancellor Media Corporation
    9.00%, due 10/01/08                  550,000            566,500
  Chancellor Media Corporation
    (Series B)
    8.125%, due 12/15/07                 750,000            754,687
  Echostar DBS Corporation
    9.375%, due 02/01/09               1,150,000          1,104,000
  Fox Family Worldwide Inc.
    0/10.25%, due 11/01/07 (c)           350,000            217,875
  Fox Family Worldwide Inc.
    9.25%, due 11/01/07                1,300,000          1,170,000
  Fox Sports Networks LLC
    0/9.75%, due 08/15/07 (c)          2,000,000          1,620,000
  Liberty Media Group
    7.875%, due 07/15/09                 400,000            385,112
  Sinclair Broadcast Group Inc.
    8.75%, due 12/15/07                  800,000            704,000
                                                        -----------
                                                          6,936,737
BUILDING & CONSTRUCTION -- 2.83%
  American Standard Inc.
    7.375%, due 02/01/08                 350,000            316,750
  Building Materials Corporation
    America (Series B)
    7.75%, due 07/15/05                  550,000            452,375
  Building Materials Corporation
    America (Series B)
    8.00%, due 10/15/07                  400,000            319,000
  Integrated Electrical Services
    9.375%, due 02/01/09                 800,000            648,000
  Nortek Inc.
    8.875%, due 08/01/08                 400,000            362,000

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                  -------------------   -----------
  Nortek Inc. (Series B)
    9.125%, due 09/01/07              $  400,000        $   370,000
  Republic Group Inc.
    9.50%, due 07/15/08                  250,000            207,500
                                                        -----------
                                                          2,675,625
BUSINESS SERVICES -- 0.82%
  United Rentals Inc. (Series B)
    8.80%, due 08/15/08                  875,000            770,000
CABLE -- 5.75%
  Adelphia Communications
    Corporation
    8.125%, due 07/15/03                 100,000             94,250
  Adelphia Communications
    Corporation
    9.50%, due 03/01/05                  400,000            386,000
  Adelphia Communications
    Corporation
    7.875%, due 05/01/09                 250,000            210,625
  Adelphia Communications
    Corporation (Series B)
    10.50%, due 07/15/04                 850,000            850,000
  Adelphia Communications
    Corporation (Series B)
    0/9.05%, due 01/15/08 (c)            850,000            348,500
  Charter Communication Holdings
    8.25%, due 04/01/07                1,875,000          1,654,687
  Charter Communications
    Holdings
    10.00%, due 04/01/09                 500,000            482,500
  Mediacom LLC/Mediacom Capital
    Corporation (Series B)
    8.50%, due 04/15/08                  550,000            506,000
  Williams Communications
    Corporation
    10.70%, due 10/01/07                 900,000            893,250
                                                        -----------
                                                          5,425,812
CHEMICALS -- 1.24%
  Georgia Gulf Corporation
    10.375%, due 11/01/07                600,000            624,000
  Huntsman Polymers Corporation
    11.75%, due 12/01/04                 250,000            253,750
  Pioneer Americas Acquisition
    Corporation (Series B)
    9.25%, due 06/15/07                  450,000            297,000
                                                        -----------
                                                          1,174,750
COMMUNICATIONS -- 4.01%
  Globalstar LP/Globalstar
    Capital
    11.375%, due 02/15/04              1,100,000            324,500
  Globalstar LP/Globalstar
    Capital
    11.25%, due 06/15/04                 100,000             29,000
  Globalstar LP/Globalstar
    Capital
    10.75%, due 11/01/04                 150,000             42,000
  Globalstar LP/Globalstar
    Capital
    11.50%, due 06/01/05              $  250,000             71,250
  Globalstar Telecommunications
    (Wts) (a)                                450                  0
  Level 3 Communications Inc.
    9.125%, due 05/01/08              $1,025,000            919,937
  Level 3 Communications Inc.
    0/10.5%, due 12/01/08 (c)            500,000            303,750
  Loral Space & Communication
    Ltd.
    9.50%, due 01/15/06                  200,000            145,000
  Loral Space & Communication
    Ltd.
    0/12.5%, due 01/15/07 (c)         $1,150,000            471,500
  Loral Space & Communication
    Ltd. (Wts) (a)                           600              1,988

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000


                                  NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT      VALUE
                                  -------------------   -----------
  Metromedia Fiber Network Inc.
    10.00%, due 11/15/08              $  500,000        $   492,500
  Metromedia Fiber Network Inc.
    10.00%, due 12/15/09               1,000,000            985,000
                                                        -----------
                                                          3,786,425
COMPUTER SOFTWARE -- 2.27%
  Exodus Communications Inc.
    10.75%, due 12/15/09                 100,000             96,500
  Exodus Communications Inc.
    11.625%, due 07/15/10                250,000            250,625
  Northpoint Commerce Group Inc.
    12.875%, due 02/15/10                900,000            648,000
  PSINet Inc.
    10.50%, due 12/01/06               1,250,000          1,150,000
                                                        -----------
                                                          2,145,125
CONSUMER PRODUCTS -- 3.33%
  Chattem Inc. (Series B)
    8.875%, due 04/01/08                 750,000            600,000
  Corning Consumer Products
    Company (Series B)
    9.625%, due 05/01/08                 350,000            227,500
  French Fragrances Inc. (Series
    B)
    10.375%, due 05/15/07                350,000            336,000
  French Fragrances Inc. (Series
    D)
    10.375%, due 05/15/07                200,000            188,000
  Scotts Company
    8.625%, due 01/15/09               1,000,000            960,000
  Sealy Mattress Company (Series
    B)
    0/10.875%, due 12/15/07 (c)        1,150,000            828,000
                                                        -----------
                                                          3,139,500
CONTAINERS/PACKAGING -- 1.74%
  Owens Illinois Inc.
    8.10%, due 05/15/07                  550,000            508,106
  Owens Illinois Inc.
    7.35%, due 05/15/08                  650,000            566,127
  United States Can Corporation
    (Series B)
    10.125%, due 10/15/06                550,000            563,750
                                                        -----------
                                                          1,637,983
CRUDE & PETROLEUM -- 0.70%
  Clark Refining & Marketing
    Inc.
    8.875%, due 11/15/07                 350,000            224,000
  Trizec Hahn Corporation
    (Series B)
    10.875%, due 12/01/05                800,000            440,000
                                                        -----------
                                                            664,000
DRUGS & MEDICAL PRODUCTS -- 1.36%
  King Pharmaceuticals Inc.
    10.75%, due 02/15/09               1,250,000          1,287,500
ELECTRONICS -- 0.11%
  Axiohm Transaction Solutions
    9.75%, due 10/01/07 (b)              500,000            101,250
ENERGY -- 1.05%
  Calpine Corporation
    7.75%, due 04/15/09                  250,000            235,625
  CMS Energy Corporation
    7.50%, due 01/15/09                  250,000            218,344
  Ocean Energy Inc. (Series B)
    8.375%, due 07/01/08                 550,000            533,500
                                                        -----------
                                                            987,469
FINANCE -- 1.19%
  RBF Finance Company
    11.00%, due 03/15/06               1,050,000          1,124,813


                                  NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT      VALUE
                                  -------------------   -----------
FOOD, BEVERAGES & TOBACCO -- 3.65%
  Canandaigua Brands Inc.
    8.625%, due 08/01/06              $  750,000        $   740,625
  Canandaigua Brands Inc.
    8.50%, due 03/01/09                  400,000            364,000
  Keebler Corporation
    10.75%, due 07/01/06                 175,000            186,156
  Kroger Company
    6.375%, due 03/01/08                 150,000            134,819
  NBTY Inc. (Series B)
    8.625%, due 09/15/07                 800,000            682,000
  Stater Brothers Holdings Inc.
    10.75%, due 08/15/06               1,225,000          1,078,000
  Twin Laboratories Inc.
    10.25%, due 05/15/06                 260,000            258,700
                                                        -----------
                                                          3,444,300
GAMING -- 2.19%
  Boyd Gaming Corporation
    9.50%, due 07/15/07                  750,000            720,000
  Circus Circus Enterprises Inc.
    9.25%, due 12/01/05                  400,000            386,000
  Mirage Resorts Inc.
    6.75%, due 08/01/07                  450,000            400,783
  Trump Atlantic City Associates
    11.25%, due 05/01/06                 800,000            564,000
                                                        -----------
                                                          2,070,783
HEALTH CARE -- 4.05%
  Columbia/HCA Healthcare
    Corporation
    7.15%, due 03/30/04                  300,000            281,364
  Columbia/HCA Healthcare
    Corporation
    6.91%, due 06/15/05                  550,000            502,428
  Columbia/HCA Healthcare
    Corporation
    7.25%, due 05/20/08                  250,000            222,639
  Dade International Inc.
    (Series B)
    11.125%, due 05/01/06                450,000            211,500
  Fisher Scientific
    International Inc.
    9.00%, due 02/01/08               $  850,000            777,750
  Fresenius Medical Care Capital
    Trust (Preferred Stock)                  150            142,500
  Quest Diagnostics Inc.
    10.75%, due 12/15/06              $  600,000            621,000
  Tenet Healthcare Corporation
    8.125%, due 12/01/08                 450,000            411,750
  Tenet Healthcare Corporation
    9.25%, due 09/01/10                  650,000            654,875
                                                        -----------
                                                          3,825,806
HOTELS & RESTAURANTS -- 3.25%
  Foodmaker Corporation (Series
    B)
    9.75%, due 11/01/03                  250,000            251,333
  Foodmaker Inc.
    8.375%, due 04/15/08               1,050,000            976,500
  Hammon (John Q.) Hotels
    8.875%, due 02/15/04                 250,000            220,000
  Host Marriot LP
    8.375%, due 02/15/06                 500,000            465,000
  MGM Grand Inc.
    9.75%, due 06/01/07                  600,000            610,500
  Sbarro Inc.
    11.00%, due 09/15/09                  50,000             51,125

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000


                                  NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT      VALUE
                                  -------------------   -----------
  Station Casinos
    9.875%, due 07/01/10              $  250,000        $   238,125
  Station Casinos Inc.
    8.875%, due 12/01/08                 250,000            250,625
                                                        -----------
                                                          3,063,208
MACHINERY -- 1.65%
  Applied Power Inc.
    8.75%, due 04/01/09                1,000,000          1,035,000
  Columbus McKinnon Corporation
    8.50%, due 04/01/08                  500,000            430,000
  Navistar International
    Corporation (Series B)
    8.00%, due 02/01/08                  100,000             91,750
                                                        -----------
                                                          1,556,750
MEDICAL INSTRUMENTS -- 0.62%
  Charles River Labs Inc.
    13.50%, due 10/01/09              $  250,000            258,125
  Charles River Labs Inc. (Wts)
    (a)                                      250             10,476
  Fisher Scientific
    International Inc.
    9.00%, due 02/01/08               $  350,000            320,250
                                                        -----------
                                                            588,851
MEDICAL SERVICES -- 1.79%
  Triad Hospitals Holdings Inc.
    11.00%, due 05/15/09                 900,000            920,250
  Warner Chilcott Inc.
    12.625%, due 02/15/08                750,000            769,688
                                                        -----------
                                                          1,689,938
METALS & MINING -- 0.24%
  AK Steel Corporation
    7.875%, due 02/15/09                 250,000            221,875
OIL SERVICES -- 1.30%
  Eott Energy Partners LP
    11.00%, due 10/01/09                 250,000            253,750
  Nuevo Energy Company
    9.50%, due 06/01/08                  250,000            246,875
  Pioneer Natural Resources
    Company
    9.625%, due 04/01/10                 700,000            722,840
                                                        -----------
                                                          1,223,465
PAPER & FOREST PRODUCTS -- 0.41%
  Buckeye Cellulose Corporation
    8.50%, due 12/15/05                  400,000            385,000
PRINTING & PUBLISHING -- 0.61%
  Nebraska Book Company Inc.
    8.75%, due 02/15/08                  750,000            577,500
RETAIL -- 1.87%
  Boyds Collection Ltd.
    9.00%, due 05/15/08                  478,000            420,640
  Buhrmann U.S. Inc.
    12.25%, due 11/01/09                 325,000            341,250
  Cole National Group Inc.
    8.625%, due 08/15/07                 850,000            561,000
  Saks Inc.
    8.25%, due 11/15/08                  500,000            443,144
                                                        -----------
                                                          1,766,034
TELECOMMUNICATIONS -- 13.44%
  Crown Castle International
    Corporation
    0/10.625%, due 11/15/07 (c)        1,250,000            925,000
  Crown Castle International
    Corporation
    9.00%, due 05/15/11               $  400,000            369,000


                                  NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT      VALUE
                                  -------------------   -----------
  E. Spire Communications Inc.
    (Wts) (a)                                300        $         0
  Firstworld Communications Inc.
    (Wts) (a) (d)                            300             21,133
  Flag Ltd.
    8.25%, due 01/30/08               $  850,000            756,500
  ICG Holdings Inc.
    0/12.5%, due 05/01/06 (c)            700,000            579,250
  ICG Services Inc.
    0/10.0%, due 02/15/08 (c)            250,000            130,000
  Intermedia Communications Inc.
    (Series B)
    0/11.25%, due 07/15/07 (c)           250,000            196,250
  Intermedia Communications Inc.
    (Series B)
    8.50%, due 01/15/08                  525,000            483,000
  Leap Wireless International
    Inc.
    12.50%, due 04/15/10                 450,000            396,000
  McLeodUSA Inc.
    0/10.5%, due 03/01/07 (c)            600,000            492,000
  McLeodUSA Inc.
    8.125%, due 02/15/09               1,100,000            992,750
  Nextel Communications
    0/10.65%, due 09/15/07 (c)           900,000            706,500
  Nextel Communications
    0/9.75%, due 10/31/07 (c)          1,050,000            779,625
  Nextel Communications
    0/9.95%, due 02/15/08 (c)            700,000            512,750
  Nextlink Communications
    0/9.45%, due 04/15/08 (c)          1,300,000            793,000
  Nextlink Communications
    10.75%, due 11/15/08                 750,000            738,750
  Omnipoint Corporation (Series
    A)
    11.625%, due 08/15/06             $  200,000            216,000
  Pagemart Nationwide Inc. (Wts)
    (a)                                      875             11,594
  Panamsat Corporation
    6.375%, due 01/15/08              $1,000,000            890,797
  Pathnet Inc.
    12.25%, due 04/15/08              $  250,000            140,000
  Pathnet Inc. (Wts) (a) (d)                 250                  0
  RCN Corporation
    0/11.125%, due 10/15/07 (c)       $  600,000            375,000
  RCN Corporation
    10.00%, due 10/15/07                 250,000            211,875
  RCN Corporation (Series B)
    0/9.8%, due 02/15/08 (c)             650,000            370,500
  Sprint Spectrum LP
    0/11.0%, due 08/15/06 (c)            450,000            432,562
  Teligent Inc.
    11.50%, due 12/01/07                 250,000            193,750
  Triton Pcs Inc.
    0%, due 05/01/08                     250,000            181,250
  Winstar Communications Inc.
    12.75%, due 04/15/10                 850,000            792,625
                                                        -----------
                                                         12,687,461
TEXTILES -- 2.91%
  Phillips Van Heusen
    Corporation
    9.50%, due 05/01/08                  900,000            819,000
  Polymer Group Inc. (Series B)
    9.00%, due 07/01/07                  525,000            446,250
  Polymer Group Inc. (Series B)
    8.75%, due 03/01/08                  250,000            207,500
  Westpoint Stevens Inc.
    7.875%, due 06/15/08               1,600,000          1,272,000
                                                        -----------
                                                          2,744,750

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000


                                  NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT      VALUE
                                  -------------------   -----------
TRANSPORTATION -- 1.01%
  Northwest Airlines Inc.
    8.52%, due 04/07/04               $1,000,000        $   950,388
TRAVEL/ENTERTAINMENT/LEISURE -- 0.25%
  International Game Technology
    7.875%, due 05/15/04                 250,000            240,000
UTILITIES -- 1.68%
  AES Corporation
    9.50%, due 06/01/09                  600,000            588,000
  Azurix Corporation
    10.375%, due 02/15/07                650,000            627,250
  Ferrellgas Partners LP (Series
    B)
    9.375%, due 06/15/06                 300,000            288,000
  Midland Funding Corporation
    (Series C-94)
    10.33%, due 07/23/02                  77,743             79,589
                                                        -----------
                                                          1,582,839
WASTE MANAGEMENT -- 1.20%
  Allied Waste North America
    Inc.
    7.625%, due 01/01/06                 600,000            525,000
  Allied Waste North America
    Inc.
    7.875%, due 01/01/09                 450,000            383,625
  Waste Management Inc.
    6.875%, due 05/15/09                 250,000            220,330
                                                        -----------
                                                          1,128,955
WIRELESS COMMUNICATIONS -- 2.53%
  Nextel Communications
    9.375%, due 11/15/09                 750,000            716,250
  Telecorp PCS Inc.
    0/11.625%, due 04/15/09 (c)          700,000            456,750
  Voicestream Wireless
    Corporation
    11.50%, due 09/15/09                 500,000            540,000
  Voicestream Wireless
    Corporation
    10.375%, due 11/15/09                650,000            672,750
                                                        -----------
                                                        $ 2,385,750
TOTAL CORPORATE BONDS, CONVERTIBLE SECURITIES, COMMON
& PREFERRED STOCKS
(IDENTIFIED COST $87,437,519)                            77,913,883
-------------------------------------------------------------------
FOREIGN BONDS -- 14.57%
-------------------------------------------------------------------
APPAREL & TEXTILES -- 0.25%
  Reliance Industries Ltd.
    8.25%, due 01/15/27                  250,000            232,306
BASIC INDUSTRIES -- 1.68%
  Cemex
    12.75%, due 07/15/06               1,075,000          1,193,250
  Cemex International Capital
    Inc.
    9.66%, due 12/29/49                  400,000            391,000
                                                        -----------
                                                          1,584,250
BROADCASTING -- 1.28%
  Rogers Communications Inc.
    9.125%, due 01/15/06                 200,000            196,000
  Rogers Communications Inc.
    8.875%, due 07/15/07                 500,000            490,000
  Satelites Mexicanos
    10.125%, due 11/01/04                650,000            435,500
  TV Azteca
    10.50%, due 02/15/07                 100,000             89,347
                                                        -----------
                                                          1,210,847


                                  NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT      VALUE
                                  -------------------   -----------
CABLE -- 2.07%
  Flag Telecom Holdings Ltd.
    11.625%, due 03/30/10             $  700,000        $   679,000
  Telewest Commerce New
    9.875%, due 02/01/10                 350,000            325,500
  Telewest Communications New
    0/9.25%, due 04/15/09 (c)          1,750,000            945,000
                                                        -----------
                                                          1,949,500
CHEMICALS -- 0.20%
  PCI Chemicals Canada Inc.
    9.25%, due 10/15/07                  300,000            186,000
ELECTRONICS -- 0.16%
  Flextronics International Ltd.
    9.875%, due 07/01/10                 150,000            151,125
ENERGY -- 0.54%
  YPF Sociedad Anonima
    9.125%, due 02/24/09                 500,000            506,875
FINANCE -- 0.41%
  PDVSA Finance Ltd.
    9.375%, due 11/15/07                 400,000            383,310
GOVERNMENT BOND -- 3.22%
  Republic of Argentina
    11.75%, due 04/07/09                 500,000            467,128
  Republic of Argentina Global
    (Series BGL4)
    11.00%, due 10/09/06                 750,000            703,625
  United Mexican States
    9.875%, due 01/15/07                 250,000            260,000
  United Mexican States
    8.625%, due 03/12/08                 800,000            768,000
  United Mexican States
    9.875%, due 02/01/10                 800,000            840,800
                                                        -----------
                                                          3,039,553
OIL SERVICES -- 1.27%
  Gulf Canada Resources Ltd.
    8.375%, due 11/15/05                 700,000            693,000
  Petroleos Mexicanos
    9.375%, due 12/02/08                 500,000            508,125
                                                        -----------
                                                          1,201,125
PAPER & FOREST PRODUCTS -- 0.35%
  Indah Kiat Finance Mauritius
    Ltd.
    10.00%, due 07/01/07                 250,000            152,500
  Pindo Deli Finance Mauritius
    Ltd.
    10.75%, due 10/01/07              $  300,000            180,000
                                                        -----------
                                                            332,500
TELECOMMUNICATIONS -- 1.31%
  AT & T Canada Inc Deposit
    Receipt (Class B)                        342             11,350
  Global Crossing Holdings Ltd.
    9.125%, due 11/15/06              $  400,000            383,000
  Rogers Cantel Inc.
    8.80%, due 10/01/07                  850,000            845,750
                                                        -----------
                                                          1,240,100

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 2000


                                  NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT      VALUE
                                  -------------------   -----------
TRANSPORTATION -- 0.64%
  Eletson Holdings Inc.
    9.25%, due 11/15/03               $  350,000        $   325,500
  TBS Shipping International
    Ltd.
    10.00%, due 05/01/05 (a) (b)         550,000            149,188
  TFM
    10.25%, due 06/15/07                 150,000            132,750
                                                        -----------
                                                            607,438
WIRELESS COMMUNICATIONS -- 1.19%
  Clearnet Communications Inc.
    0/10.125%, due 05/01/09 (c)        1,000,000            600,000
  Grupo Iusacell New
    14.25%, due 12/01/06                 500,000            522,500
                                                        -----------
                                                          1,122,500
TOTAL FOREIGN BONDS
(IDENTIFIED COST $15,420,159)                            13,747,429
-------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.38%
-------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement
    5.50%, due 07/03/00,
    Maturity Value $357,161
    Collateral: U.S. Treasury
    Note
    $320,000, 10.75% due
    02/15/03,
    Value $378,147                       357,000            357,000
                                                        -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $357,000)                                  357,000
-------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $103,214,678)                          $92,018,312
OTHER ASSETS LESS LIABILITIES -- 2.50%                    2,359,791
                                                        -----------
NET ASSETS -- 100%                                      $94,378,103
===================================================================

(a) Non-income producing security.
(b) In bankruptcy. Portfolio has ceased accrual of interest.
(c) Zero-coupon or Step Bond. The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.
(d) Security is fair valued at June 30, 2000.
(Wts) Warrants. Warrants entitle the Portfolio to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

                       See notes to financial statements.

                      (This page intentionally left blank)

                         ENTERPRISE ACCUMULATION TRUST

                STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

       JUNE 30, 2000 (ALL NUMBERS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                      MULTI-CAP       SMALL COMPANY       SMALL COMPANY
                                                       GROWTH            GROWTH               VALUE            GROWTH
                                                      PORTFOLIO         PORTFOLIO           PORTFOLIO         PORTFOLIO
                                                      ---------       -------------       -------------       ---------
ASSETS:
Investments at value................................  $150,961           $65,027            $381,195          $313,018
Foreign currency at value (cost -- $484)............        --                --                  --                --
Receivable for fund shares sold.....................       608               253                 369               777
Receivable for investments sold.....................     1,624                --                 963             1,185
Dividends and interest receivable...................        11                 1                 233               114
Cash and other assets...............................        --                 1                   1               238
                                                      --------           -------            --------          --------
          Total assets..............................   153,204            65,282             382,761           315,332
                                                      --------           -------            --------          --------
LIABILITIES:
Payable for fund shares redeemed....................        12                23               1,422               232
Call Options written, at market value (premiums
  received $61).....................................        --                --                  --                --
Payable for investments purchased...................     3,273               362                  60             4,395
Investment advisory fees payable....................       117                49                 254               183
Forward currency contracts (net) payable............        --                --                  --                --
Accrued expenses and other liabilities..............        38                18                 102                74
                                                      --------           -------            --------          --------
          Total liabilities.........................     3,440               452               1,838             4,884
                                                      --------           -------            --------          --------
               NET ASSETS...........................  $149,764           $64,830            $380,923          $310,448
                                                      ========           =======            ========          ========
NET ASSETS:
Paid-in capital.....................................   156,903            59,890             222,674           289,104
Undistributed (accumulated) net investment income
  (loss)............................................       (92)              (80)                993               711
Undistributed (accumulated) net realized gain (loss)
  on investments and foreign currency
  transactions......................................   (13,372)             (625)            118,638             8,867
Unrealized appreciation (depreciation) on
  investments and foreign currency denominated
  amounts...........................................     6,325             5,645              38,618            11,766
                                                      --------           -------            --------          --------
               NET ASSETS...........................  $149,764           $64,830            $380,923          $310,448
                                                      ========           =======            ========          ========
Fund shares outstanding.............................    11,128             7,397              12,096            48,793
                                                      --------           -------            --------          --------
Net asset value per share...........................    $13.46             $8.76              $31.49             $6.36
                                                       -------          --------           ---------            ------
                                                       -------          --------           ---------            ------
INVESTMENTS AT COST.................................  $144,636           $59,382            $342,577          $301,252
                                                      ========           =======            ========          ========

                       See notes to financial statements.

      CAPITAL                  GROWTH AND                   INTERNATIONAL                            HIGH-YIELD
    APPRECIATION    EQUITY       INCOME     EQUITY INCOME      GROWTH        MANAGED     BALANCED       BOND
     PORTFOLIO     PORTFOLIO   PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO
    ------------   ---------   ----------   -------------   -------------   ----------   ---------   ----------
      $66,153      $605,423     $144,865       $26,824        $121,207      $1,642,891    $14,450     $ 92,018
           --            --           --            --             486              --         --           --
          237         2,123          516           110             155             237        107           73
          819            --           --           124             982          26,167         --          810
           19            22           35            36              42           4,127         72        2,191
           --             1            1           180             128               7          1            1
      -------      --------     --------       -------        --------      ----------    -------     --------
       67,228       607,569      145,417        27,274         123,000       1,673,429     14,630       95,093
      -------      --------     --------       -------        --------      ----------    -------     --------
           16         2,758           25             2             296           5,410          2          136
           --            --           72            --              --              --         --           --
          211         4,320        1,509            73             584           3,154        121          499
           39           382           86            17              86           1,050          8           47
           --            --           --            --             958              --         --           --
           19           147           39            10              64             448          7           33
      -------      --------     --------       -------        --------      ----------    -------     --------
          285         7,607        1,731           102           1,988          10,062        138          715
      -------      --------     --------       -------        --------      ----------    -------     --------
      $66,943      $599,962     $143,686       $27,172        $121,012      $1,663,367    $14,492     $ 94,378
      =======      ========     ========       =======        ========      ==========    =======     ========
       60,411       288,340      133,176        28,541          88,858         954,857     13,917      109,542
          156         2,283        1,050           327             391          45,608        159           --
        2,480       192,447          188        (1,042)         18,635         541,358        133       (3,967)
        3,896       116,892        9,272          (654)         13,128         121,544        283      (11,197)
      -------      --------     --------       -------        --------      ----------    -------     --------
      $66,943      $599,962     $143,686       $27,172        $121,012      $1,663,367    $14,492     $ 94,378
      =======      ========     ========       =======        ========      ==========    =======     ========
        8,309        13,210       22,713         5,244          14,717          47,106      2,796       19,615
      -------      --------     --------       -------        --------      ----------    -------     --------
        $8.06        $45.42        $6.33         $5.18           $8.22          $35.31      $5.18        $4.81
     --------       -------       ------      --------        --------          ------     ------       ------
     --------       -------       ------      --------        --------          ------     ------       ------
      $62,257      $488,531     $135,582       $27,478        $107,128      $1,521,347    $14,167     $103,215
      =======      ========     ========       =======        ========      ==========    =======     ========

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF OPERATIONS (UNAUDITED)

       FOR THE SIX MONTHS ENDED JUNE 30, 2000 (ALL NUMBERS IN THOUSANDS)

                                                   MULTI-CAP         SMALL COMPANY         SMALL COMPANY
                                                    GROWTH              GROWTH                 VALUE              GROWTH
                                                   PORTFOLIO           PORTFOLIO             PORTFOLIO           PORTFOLIO
                                                   ---------         -------------         -------------         ---------
INVESTMENT INCOME:
     Dividends...................................  $     49             $    34              $  1,971            $    861
     Interest....................................       445                 130                   326                 625
                                                   --------             -------              --------            --------
          Total investment income................       494                 164                 2,297               1,486
                                                   --------             -------              --------            --------
EXPENSES:
     Investment advisory fees....................       532                 219                 1,664                 988
     Custodian and fund accounting fees..........        20                  10                    43                  25
     Reports and notices to shareholders.........        25                  11                   103                  55
     Trustees' fees and expenses.................         4                   2                     5                   4
     Audit and legal fees........................         4                   2                    18                  14
     Miscellaneous...............................         1                  --                     6                  --
                                                   --------             -------              --------            --------
          Total expenses.........................       586                 244                 1,839               1,086
                                                   --------             -------              --------            --------
            NET INVESTMENT INCOME (LOSS).........       (92)                (80)                  458                 400
                                                   --------             -------              --------            --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS -- NET:
     Net realized gain (loss) on security and
       foreign currency transactions.............   (13,445)             (1,192)               52,629               6,203
     Net change in unrealized gain (loss) on
       investments and foreign currency
       transactions..............................    (3,730)                572               (53,463)            (12,113)
                                                   --------             -------              --------            --------
          Net realized and unrealized gain (loss)
            on investments.......................   (17,175)               (620)                 (834)             (5,910)
                                                   --------             -------              --------            --------
          NET INCREASE (DECREASE) IN NET ASSETS
            RESULTING FROM OPERATIONS............  $(17,267)            $  (700)             $   (376)           $ (5,510)
                                                   ========             =======              ========            ========

                       See notes to financial statements.
--------------------------------------------------------------------------------

(1) Net of foreign taxes withheld of $1 for Capital Appreciation, $1 for Equity, $6 for Growth and Income, $2 for Equity Income, $136 for International Growth and $64 for Managed.

(2) Net of losses on foreign currency transactions of $1,949.

      CAPITAL                    GROWTH                     INTERNATIONAL                           HIGH-YIELD
    APPRECIATION    EQUITY     AND INCOME   EQUITY INCOME      GROWTH        MANAGED    BALANCED       BOND
     PORTFOLIO     PORTFOLIO   PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
    ------------   ---------   ----------   -------------   -------------   ---------   ---------   ----------
      $    63(1)    $   740(1)   $  612(1)     $   283(1)     $    787(1)   $  12,630(1)   $  26     $     7
          303           219         509             23              69          8,832       151        5,170
      -------       -------      ------        -------        --------      ---------     -----      -------
          366           959       1,121            306             856         21,462       177        5,177
      -------       -------      ------        -------        --------      ---------     -----      -------
          184         2,304         430             99             557          7,071        45          301
           11            41          23              7              87            139         5           24
           11           163          24              5              27            531         2           29
            2             6           3              2               3             17         3            2
            2            25           4              1               6             76         2            4
           --             8          --             --               4             36        --           16
      -------       -------      ------        -------        --------      ---------     -----      -------
          210         2,547         484            114             684          7,870        57          376
      -------       -------      ------        -------        --------      ---------     -----      -------
          156        (1,588)        637            192             172         13,592       120        4,801
      -------       -------      ------        -------        --------      ---------     -----      -------
       (1,276)       53,138         194           (853)          8,419(2)      58,962        69         (539)
       (1,690)       44,024       3,361           (404)        (24,888)      (136,304)     (120)      (4,573)
      -------       -------      ------        -------        --------      ---------     -----      -------
       (2,966)       97,162       3,555         (1,257)        (16,469)       (77,342)      (51)      (5,112)
      -------       -------      ------        -------        --------      ---------     -----      -------
      $(2,810)      $95,574      $4,192        $(1,065)       $(16,297)     $ (63,750)    $  69      $  (311)
      =======       =======      ======        =======        ========      =========     =====      =======

                       See notes to financial statements.
--------------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST

         STATEMENTS OF CHANGES IN NET ASSETS (ALL NUMBERS IN THOUSANDS)

                                                               MULTI-CAP GROWTH PORTFOLIO        SMALL COMPANY GROWTH PORTFOLIO
                                                            ---------------------------------   ---------------------------------
                                                             (UNAUDITED)     FOR THE PERIOD      (UNAUDITED)
                                                             SIX MONTHS       JULY 15, 1999      SIX MONTHS
                                                                ENDED            THROUGH            ENDED          YEAR ENDED
                                                            JUNE 30, 2000   DECEMBER 31, 1999   JUNE 30, 2000   DECEMBER 31, 1999
                                                            -------------   -----------------   -------------   -----------------
FROM OPERATIONS:
  Net investment income (loss)............................    $    (92)          $   (13)          $   (80)          $   (58)
  Net realized gain (loss) on investments and foreign
     currency transactions................................     (13,445)               85            (1,192)              625
  Net change in unrealized gain (loss) on investments.....      (3,730)           10,056               572             5,040
                                                              --------           -------           -------           -------
  Increase (decrease) in net assets resulting from
     operations...........................................     (17,267)           10,128              (700)            5,607
                                                              --------           -------           -------           -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................................          --                --                --                --
  Net realized gains on investments.......................          --                --                --                --
                                                              --------           -------           -------           -------
          Total distributions to shareholders.............          --                --                --                --
                                                              --------           -------           -------           -------
FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................     132,159            39,685            49,388            19,676
  Reinvestment of distributions...........................          --                --                --                --
  Shares redeemed.........................................     (13,088)           (1,853)           (7,287)           (2,323)
                                                              --------           -------           -------           -------
          Total increase (decrease) in net assets
            resulting from capital share transactions.....     119,071            37,832            42,101            17,353
                                                              --------           -------           -------           -------
          Total increase (decrease) in net assets.........     101,804            47,960            41,401            22,960
NET ASSETS:
  Beginning of period.....................................      47,960                --            23,429               469
                                                              --------           -------           -------           -------
  End of period...........................................    $149,764           $47,960           $64,830           $23,429
                                                              ========           =======           =======           =======
SHARES ISSUED AND REDEEMED:
  Issued..................................................       8,758             3,432             5,461             3,027
  Issued in reinvestment of distributions.................          --                --                --                --
  Redeemed................................................        (907)             (154)             (819)             (357)
                                                              --------           -------           -------           -------
          Net increase (decrease).........................       7,851             3,278             4,642             2,670
                                                              ========           =======           =======           =======

                       See notes to financial statements.

    SMALL COMPANY VALUE PORTFOLIO            GROWTH PORTFOLIO             CAPITAL APPRECIATION PORTFOLIO
    ------------------------------   ---------------------------------   ---------------------------------
     (UNAUDITED)                      (UNAUDITED)                         (UNAUDITED)
      SIX MONTHS      YEAR ENDED      SIX MONTHS        YEAR ENDED        SIX MONTHS        YEAR ENDED
        ENDED        DECEMBER 31,        ENDED         DECEMBER 31,          ENDED         DECEMBER 31,
    JUNE 30, 2000        1999        JUNE 30, 2000         1999          JUNE 30, 2000         1999
    --------------   -------------   -------------   -----------------   -------------   -----------------
      $     458        $     534       $    400          $    310           $   156           $   (51)
         52,629           68,889          6,203             2,664            (1,276)            3,808
        (53,463)          23,666        (12,113)           23,831            (1,690)            5,547
      ---------        ---------       --------          --------           -------           -------
           (376)          93,089         (5,510)           26,805            (2,810)            9,304
      ---------        ---------       --------          --------           -------           -------
             --           (2,269)            --                --                --                --
             --          (29,327)            --                --                --                --
      ---------        ---------       --------          --------           -------           -------
             --          (31,596)            --                --                --                --
      ---------        ---------       --------          --------           -------           -------
         71,262          155,833        122,959           242,129            42,839            28,770
             --           31,596             --                --                --                --
       (145,526)        (200,160)       (37,721)          (40,158)           (6,215)           (5,456)
      ---------        ---------       --------          --------           -------           -------
        (74,264)         (12,731)        85,238           201,971            36,624            23,314
      ---------        ---------       --------          --------           -------           -------
        (74,640)          48,762         79,728           228,776            33,814            32,618
        455,563          406,801        230,720             1,943            33,129               511
      ---------        ---------       --------          --------           -------           -------
      $ 380,923        $ 455,563       $310,448          $230,719           $66,943           $33,129
      =========        =========       ========          ========           =======           =======
          2,291            5,271         19,671            41,663             5,243             4,596
             --            1,122             --                --                --                --
         (4,681)          (6,775)        (6,074)           (6,836)             (765)             (857)
      ---------        ---------       --------          --------           -------           -------
         (2,390)            (382)        13,597            34,827             4,478             3,739
      =========        =========       ========          ========           =======           =======

           EQUITY PORTFOLIO
     ----------------------------
      (UNAUDITED)
      SIX MONTHS      YEAR ENDED
         ENDED       DECEMBER 31,
     JUNE 30, 2000       1999
     -------------   ------------
       $  (1,588)     $   3,871
          53,138        139,309
          44,024        (60,507)
       ---------      ---------
          95,574         82,673
       ---------      ---------
              --         (8,196)
              --        (43,606)
       ---------      ---------
              --        (51,802)
       ---------      ---------
         120,338        158,668
              --         51,802
        (203,274)      (275,355)
       ---------      ---------
         (82,936)       (64,885)
       ---------      ---------
          12,638        (34,014)
         587,324        621,338
       ---------      ---------
       $ 599,962      $ 587,324
       =========      =========
           2,849          4,289
              --          1,607
          (4,845)        (7,566)
       ---------      ---------
          (1,996)        (1,670)
       =========      =========

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

         STATEMENTS OF CHANGES IN NET ASSETS (ALL NUMBERS IN THOUSANDS)

                                                              GROWTH AND INCOME PORTFOLIO        EQUITY INCOME PORTFOLIO
                                                             -----------------------------    -----------------------------
                                                              (UNAUDITED)                      (UNAUDITED)
                                                              SIX MONTHS       YEAR ENDED      SIX MONTHS       YEAR ENDED
                                                                 ENDED        DECEMBER 31,        ENDED        DECEMBER 31,
                                                             JUNE 30, 2000        1999        JUNE 30, 2000        1999
                                                             -------------    ------------    -------------    ------------
FROM OPERATIONS:
  Net investment income (loss).............................    $    637         $    413         $   192         $   162
  Net realized gain (loss) on investments and foreign
     currency transactions.................................         194               (6)           (853)           (189)
  Net change in unrealized gain (loss) on investments......       3,361            5,899            (404)           (256)
                                                               --------         --------         -------         -------
  Increase (decrease) in net assets resulting from
     operations............................................       4,192            6,306          (1,065)           (283)
                                                               --------         --------         -------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income....................................          --               --              --             (27)
  Net realized gains on investments........................          --               --              --              --
                                                               --------         --------         -------         -------
          Total distributions to shareholders..............          --               --              --             (27)
                                                               --------         --------         -------         -------
FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................      63,674           94,533           8,256          32,535
  Reinvestment of distributions............................          --               --              --              27
  Shares redeemed..........................................     (14,068)         (11,489)         (8,016)         (4,720)
                                                               --------         --------         -------         -------
          Total increase (decrease) in net assets resulting
            from capital share transactions................      49,606           83,044             240          27,842
                                                               --------         --------         -------         -------
          Total increase (decrease) in net assets..........      53,798           89,350            (825)         27,532
NET ASSETS:
  Beginning of period......................................      89,888              537          27,997             465
                                                               --------         --------         -------         -------
  End of period............................................    $143,686         $ 89,887         $27,172         $27,997
                                                               ========         ========         =======         =======
SHARES ISSUED AND REDEEMED:
  Issued...................................................      10,433           16,462           1,599           5,995
  Issued in reinvestment of distributions..................          --               --              --               5
  Redeemed.................................................      (2,306)          (1,981)         (1,570)           (876)
                                                               --------         --------         -------         -------
          Net increase (decrease)..........................       8,127           14,481              29           5,124
                                                               ========         ========         =======         =======

                       See notes to financial statements.

    INTERNATIONAL GROWTH PORTFOLIO        MANAGED PORTFOLIO                BALANCED PORTFOLIO            HIGH-YIELD BOND PORTFOLIO
    ------------------------------   ----------------------------   ---------------------------------   ----------------------------
     (UNAUDITED)                      (UNAUDITED)                    (UNAUDITED)     FOR THE PERIOD      (UNAUDITED)
      SIX MONTHS      YEAR ENDED      SIX MONTHS      YEAR ENDED     SIX MONTHS       JULY 15, 1999      SIX MONTHS      YEAR ENDED
        ENDED        DECEMBER 31,        ENDED       DECEMBER 31,       ENDED            THROUGH            ENDED       DECEMBER 31,
    JUNE 30, 2000        1999        JUNE 30, 2000       1999       JUNE 30, 2000   DECEMBER 31, 1999   JUNE 30, 2000       1999
    --------------   -------------   -------------   ------------   -------------   -----------------   -------------   ------------
       $    172        $    414       $   13,592     $    32,016       $   120           $    39          $  4,801        $ 10,315
          8,419          11,104           58,962         484,245            69                64              (539)         (3,388)
        (24,888)         28,159         (136,304)       (297,419)         (120)              403            (4,573)         (3,044)
       --------        --------       ----------     -----------       -------           -------          --------        --------
        (16,297)         39,677          (63,750)        218,842            69               506              (311)          3,883
       --------        --------       ----------     -----------       -------           -------          --------        --------
             --          (1,638)              --         (46,305)           --                --            (4,801)        (10,315)
             --          (1,398)              --        (388,872)           --                --                --          (1,112)
       --------        --------       ----------     -----------       -------           -------          --------        --------
             --          (3,036)              --        (435,177)           --                --            (4,801)        (11,427)
       --------        --------       ----------     -----------       -------           -------          --------        --------
         58,075          62,031          121,112         431,709         6,782            10,047            13,998          58,016
             --           3,036               --         435,177            --                --             4,801          11,427
        (55,021)        (59,247)        (686,462)     (1,097,389)       (2,245)             (667)          (29,125)        (53,948)
       --------        --------       ----------     -----------       -------           -------          --------        --------
          3,054           5,820         (565,350)       (230,503)        4,537             9,380           (10,326)         15,495
       --------        --------       ----------     -----------       -------           -------          --------        --------
        (13,243)         42,461         (629,100)       (446,838)        4,606             9,886           (15,438)          7,951
        134,255          91,794        2,292,467       2,739,305         9,886                --           109,816         101,865
       --------        --------       ----------     -----------       -------           -------          --------        --------
       $121,012        $134,255       $1,663,367     $ 2,292,467       $14,492           $ 9,886          $ 94,378        $109,816
       ========        ========       ==========     ===========       =======           =======          ========        ========
          6,616           8,546            3,430          10,626         1,336             2,038             2,857          10,943
             --             432               --          12,952            --                --               986           2,201
         (6,343)         (8,154)         (19,480)        (27,951)         (443)             (135)           (5,946)        (10,392)
       --------        --------       ----------     -----------       -------           -------          --------        --------
            273             824          (16,050)         (4,373)          893             1,903            (2,103)          2,752
       ========        ========       ==========     ===========       =======           =======          ========        ========

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                  MULTI-CAP GROWTH PORTFOLIO
                                                              -----------------------------------
                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED    7/15/99 THROUGH
                                                               JUNE 30, 2000         12/31/99
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $  14.63            $  5.00
                                                                  --------            -------
Income from investment operations:
Net investment income (loss)................................         (0.01)(C)          (0.01)(C)
Net realized and unrealized gain (loss) on investments......         (1.16)              9.64
                                                                  --------            -------
Total from investment operations............................         (1.17)              9.63
                                                                  --------            -------
Less dividends and distributions:
Dividends from net investment income........................            --                 --
Distributions from capital gains............................            --                 --
                                                                  --------            -------
Total distributions.........................................            --                 --
                                                                  --------            -------
Net asset value, end of period..............................      $  13.46            $ 14.63
                                                                  ========            =======
Total return................................................         (8.00)%(B)        192.60%(B)
Net assets end of period (000)..............................      $149,764            $47,960
Ratio of expenses to average net assets.....................          1.10%(A)           1.40%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................          1.10%(A)           1.52%(A)
Ratio of net investment income (loss) to average net
  assets....................................................         (0.17)%(A)         (0.21)(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................         (0.17)%(A)         (0.32)(A)
Portfolio turnover..........................................            45%                21%

                                                                         SMALL COMPANY GROWTH PORTFOLIO
                                                              ----------------------------------------------------
                                                                (UNAUDITED)        YEAR ENDED      FOR THE PERIOD
                                                              SIX MONTHS ENDED    DECEMBER 31,    12/01/98 THROUGH
                                                               JUNE 30, 2000          1999           12/31/1998
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $  8.50           $  5.46           $  5.00
                                                                  -------           -------           -------
Income from investment operations:
Net investment income (loss)................................        (0.02)(C)         (0.05)(C)            --
Net realized and unrealized gain (loss) on investments......         0.28              3.09              0.46
                                                                  -------           -------           -------
Total from investment operations............................         0.26              3.04              0.46
                                                                  -------           -------           -------
Less dividends and distributions:
Dividends from net investment income........................           --                --                --
Distributions from capital gains............................           --                --                --
                                                                  -------           -------           -------
Total distributions.........................................           --                --                --
                                                                  -------           -------           -------
Net asset value, end of period..............................      $  8.76           $  8.50           $  5.46
                                                                  =======           =======           =======
Total return................................................         3.06%(B)         55.68%             9.20%(B)
Net assets end of period (000)..............................      $64,830           $23,429           $   469
Ratio of expenses to average net assets.....................         1.11%(A)          1.40%             1.40%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................         1.11%(A)          1.55%            60.67%(A)
Ratio of net investment income (loss) to average net
  assets....................................................        (0.36)%(A)        (0.81)%           (1.26)%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................        (0.36)%(A)        (0.96)%          (60.54)%(A)
Portfolio turnover..........................................           24%               37%                4%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                             SMALL COMPANY VALUE PORTFOLIO
                                                      ---------------------------------------------------------------------------
                                                        (UNAUDITED)                      YEARS ENDED DECEMBER 31,
                                                      SIX MONTHS ENDED   --------------------------------------------------------
                                                       JUNE 30, 2000       1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period................      $  31.45       $  27.36    $  26.70    $  20.22    $  18.48    $  17.56
                                                          --------       --------    --------    --------    --------    --------
Income from investment operations:
Net investment income (loss)........................          0.03(C)        0.04(C)     0.16        0.05        0.25        0.32
Net realized and unrealized gain (loss) on
  investments.......................................          0.01           6.27        2.33        8.91        1.82        1.75
                                                          --------       --------    --------    --------    --------    --------
Total from investment operations....................          0.04           6.31        2.49        8.96        2.07        2.07
                                                          --------       --------    --------    --------    --------    --------
Less dividends and distributions:
Dividends from net investment income................            --          (0.16)      (0.08)      (0.15)      (0.12)      (0.40)
Distributions from capital gains....................            --          (2.06)      (1.75)      (2.33)      (0.21)      (0.75)
                                                          --------       --------    --------    --------    --------    --------
Total distributions.................................            --          (2.22)      (1.83)      (2.48)      (0.33)      (1.15)
                                                          --------       --------    --------    --------    --------    --------
Net asset value, end of period......................      $  31.49       $  31.45    $  27.36    $  26.70    $  20.22    $  18.48
                                                          ========       ========    ========    ========    ========    ========
Total return........................................          0.13%(B)      24.02%       9.61%      44.32%      11.21%      12.28%
Net assets end of period (000)......................      $380,923       $455,563    $406,801    $365,266    $192,704    $166,061
Ratio of expenses to average net assets.............          0.88%(A)       0.84%       0.85%       0.86%       0.84%       0.69%
Ratio of expenses to average net assets (excluding
  reimbursement)....................................          0.88%(A)       0.84%       0.85%       0.86%       0.84%       0.72%
Ratio of net investment income (loss) to average net
  assets............................................          0.22%(A)       0.12%       0.56%       0.21%       1.35%       1.86%
Ratio of net investment income (loss) to average net
  assets (excluding reimbursement)..................          0.22%(A)       0.12%       0.56%       0.21%       1.35%       1.83%
Portfolio turnover..................................            13%            23%         37%         58%        137%         70%

                                                                                GROWTH PORTFOLIO
                                                              ----------------------------------------------------
                                                                (UNAUDITED)        YEAR ENDED      FOR THE PERIOD
                                                              SIX MONTHS ENDED    DECEMBER 31,    12/01/98 THROUGH
                                                               JUNE 30, 2000          1999            12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $   6.56          $   5.27          $  5.00
                                                                  --------          --------          -------
Income from investment operations:
Net investment income (loss)................................          0.01(C)           0.02(C)          0.00
Net realized and unrealized gain (loss) on investments......         (0.21)             1.27             0.27
                                                                  --------          --------          -------
Total from investment operations............................         (0.20)             1.29             0.27
                                                                  --------          --------          -------
Less dividends and distributions:
Dividends from net investment income........................            --                --               --
Distributions from capital gains............................            --                --               --
                                                                  --------          --------          -------
Total distributions.........................................            --                --               --
                                                                  --------          --------          -------
Net asset value, end of period..............................      $   6.36          $   6.56          $  5.27
                                                                  ========          ========          =======
Total return................................................         (3.05)%(B)        24.48%            5.40%(B)
Net assets end of period (000)..............................      $310,448          $230,720          $ 1,943
Ratio of expenses to average net assets.....................          0.82%(A)          0.84%            1.15%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................          0.82%(A)          0.84%           25.33%(A)
Ratio of net investment income (loss) to average net
  assets....................................................          0.30%(A)          0.29%           (0.25)%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................          0.30%(A)          0.29%          (24.43)%(A)
Portfolio turnover..........................................            21%               30%               1%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                         CAPITAL APPRECIATION PORTFOLIO
                                                              ----------------------------------------------------
                                                                (UNAUDITED)        YEAR ENDED      FOR THE PERIOD
                                                              SIX MONTHS ENDED    DECEMBER 31,    12/01/98 THROUGH
                                                               JUNE 30, 2000          1999           12/31/1998
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $  8.65           $  5.57           $  5.00
                                                                  -------           -------           -------
Income from investment operations:
Net investment income (loss)................................         0.03(C)          (0.03)(C)            --
Net realized and unrealized gain (loss) on investments......        (0.62)             3.11              0.57
                                                                  -------           -------           -------
Total from investment operations............................        (0.59)             3.08              0.57
                                                                  -------           -------           -------
Less dividends and distributions:
Dividends from net investment income........................           --                --                --
Distributions from capital gains............................           --                --                --
                                                                  -------           -------           -------
Total distributions.........................................           --                --                --
                                                                  -------           -------           -------
Net asset value, end of period..............................      $  8.06           $  8.65           $  5.57
                                                                  =======           =======           =======
Total return................................................        (6.82)%(B)        55.30%            11.40%(B)
Net assets end of period (000)..............................      $66,943           $33,129           $   511
Ratio of expenses to average net assets.....................         0.86%(A)          1.16%             1.30%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................         0.86%(A)          1.16%            63.71%(A)
Ratio of net investment income (loss) to average net
  assets....................................................         0.64%(A)         (0.41)%           (0.95)%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................         0.64%(A)         (0.41)%          (63.36)%(A)
Portfolio turnover..........................................           64%              247%                1%

                                                                                   EQUITY PORTFOLIO
                                                      ---------------------------------------------------------------------------
                                                                                         YEARS ENDED DECEMBER 31,
                                                        (UNAUDITED)      --------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                       JUNE 30, 2000       1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period................      $  38.62       $  36.82    $  35.09    $  28.86    $  23.35    $  18.14
                                                          --------       --------    --------    --------    --------    --------
Income from investment operations:
Net investment income (loss)........................         (0.11)(C)       0.23(C)     0.46        0.30        0.37        0.33
Net realized and unrealized gain (loss) on
  investments.......................................          6.91           4.86        3.00        7.13        5.52        6.38
                                                          --------       --------    --------    --------    --------    --------
Total from investment operations....................          6.80           5.09        3.46        7.43        5.89        6.71
                                                          --------       --------    --------    --------    --------    --------
Less dividends and distributions:
Dividends from net investment income................            --          (0.52)      (0.37)      (0.32)      (0.09)      (0.49)
Distributions from capital gains....................            --          (2.77)      (1.36)      (0.88)      (0.29)      (1.01)
                                                          --------       --------    --------    --------    --------    --------
Total distributions.................................          0.00          (3.29)      (1.73)      (1.20)      (0.38)      (1.50)
                                                          --------       --------    --------    --------    --------    --------
Net asset value, end of period......................      $  45.42       $  38.62    $  36.82    $  35.09    $  28.86    $  23.35
                                                          ========       ========    ========    ========    ========    ========
Total return........................................         17.61%(B)      15.61%       9.90%      25.76%      25.22%      38.44%
Net assets end of period (000)......................      $599,962       $587,324    $621,338    $517,803    $314,907    $167,963
Ratio of expenses to average net assets.............          0.87%(A)       0.82%       0.83%       0.84%       0.81%       0.69%
Ratio of expenses to average net assets (excluding
  reimbursement)....................................          0.87%(A)       0.82%       0.83%       0.84%       0.81%       0.72%
Ratio of net investment income (loss) to average net
  assets............................................         (0.54)%(A)      0.63%       1.42%       1.42%       1.94%       1.94%
Ratio of net investment income (loss) to average net
  assets (excluding reimbursement)..................         (0.54)%(A)      0.63%       1.42%       1.42%       1.94%       1.91%
Portfolio turnover..................................            21%           155%         30%         17%         30%         29%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                          GROWTH AND INCOME PORTFOLIO
                                                              ----------------------------------------------------
                                                                (UNAUDITED)        YEAR ENDED      FOR THE PERIOD
                                                              SIX MONTHS ENDED    DECEMBER 31,    12/01/98 THROUGH
                                                               JUNE 30, 2000          1999            12/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $   6.16          $  5.11            $ 5.00
                                                                  --------          -------            ------
Income from investment operations:
Net investment income (loss)................................          0.03(C)          0.07(C)           0.00
Net realized and unrealized gain (loss) on investments......          0.14             0.98              0.11
                                                                  --------          -------            ------
Total from investment operations............................          0.17             1.05              0.11
                                                                  --------          -------            ------
Less dividends and distributions:
Dividends from net investment income........................            --               --                --
Distributions from capital gains............................            --            (0.00)(D)            --
                                                                  --------          -------            ------
Total distributions.........................................            --               --                --
                                                                  --------          -------            ------
Net asset value, end of period..............................      $   6.33          $  6.16            $ 5.11
                                                                  ========          =======            ======
Total return................................................          2.76%(B)        20.55%             2.20%(B)
Net assets end of period (000)..............................      $143,686          $89,887            $  537
Ratio of expenses to average net assets.....................          0.84%(A)         0.94%             1.05%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................          0.84%(A)         0.94%            60.68%(A)
Ratio of net investment income (loss) to average net
  assets....................................................          1.11%(A)         1.22%            (0.45)%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................          1.11%(A)         1.22%            60.08%(A)
Portfolio turnover..........................................             2%               1%                9%

                                                                             EQUITY INCOME PORTFOLIO
                                                              -----------------------------------------------------
                                                                (UNAUDITED)        YEAR ENDED      FOR THE PERIOD
                                                              SIX MONTHS ENDED    DECEMBER 31,    12/01/98 THROUGH
                                                               JUNE 30, 2000          1999            12/31/98
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $  5.37           $  5.09            $  5.00
                                                                  -------           -------            -------
Income from investment operations:
Net investment income (loss)................................         0.04(C)           0.06(C)              --
Net realized and unrealized gain (loss) on investments......        (0.23)             0.23               0.09
                                                                  -------           -------            -------
Total from investment operations............................        (0.19)             0.29               0.09
                                                                  -------           -------            -------
Less dividends and distributions:
Dividends from net investment income........................           --             (0.01)                --
Distributions from capital gains............................           --                --                 --
                                                                  -------           -------            -------
Total distributions.........................................           --             (0.01)                --
                                                                  -------           -------            -------
Net asset value, end of period..............................      $  5.18           $  5.37            $  5.09
                                                                  =======           =======            =======
Total return................................................        (3.54)%(B)         5.70%              1.80%(B)
Net assets end of period (000)..............................      $27,172           $27,997            $   465
Ratio of expenses to average net assets.....................         0.86%(A)          1.05%              1.05%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................         0.86%(A)          1.20%             66.67%(A)
Ratio of net investment income (loss) to average net
  assets....................................................         1.45%(A)          1.21%              0.54%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................         1.45%(A)          1.06%            (65.07)%(A)
Portfolio turnover..........................................           16%               18%                 0%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                              INTERNATIONAL GROWTH PORTFOLIO
                                                          -----------------------------------------------------------------------
                                                            (UNAUDITED)                    YEARS ENDED DECEMBER 31,
                                                          SIX MONTHS ENDED   ----------------------------------------------------
                                                           JUNE 30, 2000       1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................      $   9.29       $   6.74    $  6.18    $  6.05    $  5.39    $  4.96
                                                              --------       --------    -------    -------    -------    -------
Income from investment operations:
Net investment income (loss)............................          0.01(C)        0.03(C)    0.06       0.06       0.05       0.04
Net realized and unrealized gain (loss) on
  investments...........................................         (1.08)          2.74       0.84       0.26       0.63       0.67
                                                              --------       --------    -------    -------    -------    -------
Total from investment operations........................         (1.07)          2.77       0.90       0.32       0.68       0.71
                                                              --------       --------    -------    -------    -------    -------
Less dividends and distributions:
Dividends from net investment income....................            --          (0.12)     (0.07)     (0.04)        --      (0.04)
Distributions from capital gains........................            --          (0.10)     (0.27)     (0.15)     (0.02)     (0.24)
                                                              --------       --------    -------    -------    -------    -------
Total distributions.....................................            --          (0.22)     (0.34)     (0.19)     (0.02)     (0.28)
                                                              --------       --------    -------    -------    -------    -------
Net asset value, end of period..........................      $   8.22       $   9.29    $  6.74    $  6.18    $  6.05    $  5.39
                                                              ========       ========    =======    =======    =======    =======
Total return............................................        (11.52)%(B)     42.12%     14.83%      5.26%     12.65%     14.64%
Net assets end of period (000)..........................      $121,012       $134,255    $91,794    $78,148    $52,768    $18,598
Ratio of expenses to average net assets.................          1.04%(A)       1.01%      1.22%      1.19%      1.38%      1.55%
Ratio of expenses to average net assets (excluding
  reimbursement)........................................          1.04%(A)       1.01%      1.22%      1.19%      1.38%      2.21%
Ratio of net investment income (loss) to average net
  assets................................................          0.26%(A)       0.41%      1.04%      1.34%      1.32%      1.17%
Ratio of net investment income (loss) to average net
  assets (excluding reimbursement)......................          0.26%(A)       0.41%      1.04%      1.34%      1.32%      0.51%
Portfolio turnover......................................            41%           129%        55%        28%        21%        27%

                                                                              MANAGED PORTFOLIO
                                            -------------------------------------------------------------------------------------
                                              (UNAUDITED)                           YEARS ENDED DECEMBER 31,
                                            SIX MONTHS ENDED   ------------------------------------------------------------------
                                             JUNE 30, 2000        1999          1998          1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......     $    36.30      $    40.56    $    40.78    $    34.31    $    28.06    $    20.82
                                               ----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations:
Net investment income (loss)..............           0.25(C)         0.50(C)       0.71          0.35          0.59          0.40
Net realized and unrealized gain (loss) on
  investments.............................          (1.24)           2.65          2.53          8.06          5.99          8.97
                                               ----------      ----------    ----------    ----------    ----------    ----------
Total from investment operations..........          (0.99)           3.15          3.24          8.41          6.58          9.37
                                               ----------      ----------    ----------    ----------    ----------    ----------
Less dividends and distributions:
Dividends from net investment income......             --           (0.79)        (0.43)        (0.55)        (0.06)        (0.75)
Distributions from capital gains..........             --           (6.62)        (3.03)        (1.39)        (0.27)        (1.38)
                                               ----------      ----------    ----------    ----------    ----------    ----------
Total distributions.......................             --           (7.41)        (3.46)        (1.94)        (0.33)        (2.13)
                                               ----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period............     $    35.31      $    36.30    $    40.56    $    40.78    $    34.31    $    28.06
                                               ==========      ==========    ==========    ==========    ==========    ==========
Total return..............................          (2.73)%(B)       9.22%         7.95%        24.50%        23.47%        46.89%
Net assets end of period (000)............     $1,663,367      $2,292,467    $2,739,305    $2,672,932    $1,935,343    $1,264,718
Ratio of expenses to average net assets...           0.81%(A)        0.76%         0.76%         0.76%         0.74%         0.67%
Ratio of expenses to average net assets
  (excluding reimbursement)...............           0.81%(A)        0.76%         0.76%         0.76%         0.74%         0.67%
Ratio of net investment income (loss) to
  average net assets......................           1.40%(A)        1.23%         1.66%         1.14%         2.16%         1.80%
Ratio of net investment income (loss) to
  average net assets (excluding
  reimbursement)..........................           1.40%(A)        1.23%         1.66%         1.14%         2.16%         1.80%
Portfolio turnover........................             11%             90%           46%           32%           29%           31%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                      BALANCED PORTFOLIO
                                                              -----------------------------------
                                                                (UNAUDITED)       FOR THE PERIOD
                                                              SIX MONTHS ENDED   7/15/99 THROUGH
                                                               JUNE 30, 2000         12/31/99
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $  5.20             $ 5.00
                                                                  -------             ------
Income from investment operations:
Net investment income (loss)................................         0.05(C)            0.04(C)
Net realized and unrealized gain (loss) on investments......        (0.07)              0.16
                                                                  -------             ------
Total from investment operations............................        (0.02)              0.20
                                                                  -------             ------
Less dividends and distributions:
Dividends from net investment income........................           --                 --
Distributions from capital gains............................           --                 --
                                                                  -------             ------
Total distributions.........................................           --                 --
                                                                  -------             ------
Net asset value, end of period..............................      $  5.18             $ 5.20
                                                                  =======             ======
Total return................................................        (0.38)%(B)          4.00%(B)
Net assets end of period (000)..............................      $14,492             $9,886
Ratio of expenses to average net assets.....................         0.95%(A)           0.95%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................         0.95%(A)           1.89%(A)
Ratio of net investment income (loss) to average net
  assets....................................................         2.01%(A)           1.93%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................         2.01%(A)           0.99%(A)
Portfolio turnover..........................................           26%                13%

                                                                                HIGH-YIELD BOND PORTFOLIO
                                                         ------------------------------------------------------------------------
                                                           (UNAUDITED)                FOR THE YEARS ENDED DECEMBER 31,
                                                         SIX MONTHS ENDED   -----------------------------------------------------
                                                          JUNE 30, 2000       1999        1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...................      $  5.06        $   5.37    $   5.71    $  5.51    $  5.31    $  4.98
                                                             -------        --------    --------    -------    -------    -------
Income from investment operations:
Net investment income (loss)...........................         0.23            0.46(C)     0.46       0.51       0.45       0.45
Net realized and unrealized gain (loss) on
  investments..........................................        (0.25)          (0.26)      (0.26)      0.20       0.21       0.35
                                                             -------        --------    --------    -------    -------    -------
Total from investment operations.......................        (0.02)           0.20        0.20       0.71       0.66       0.80
                                                             -------        --------    --------    -------    -------    -------
Less dividends and distributions:
Dividends from net investment income...................        (0.23)          (0.46)      (0.46)     (0.51)     (0.45)     (0.45)
Distributions from capital gains.......................           --           (0.05)      (0.08)        --      (0.01)     (0.02)
                                                             -------        --------    --------    -------    -------    -------
Total distributions....................................        (0.23)          (0.51)      (0.54)     (0.51)     (0.46)     (0.47)
                                                             -------        --------    --------    -------    -------    -------
Net asset value, end of period.........................      $  4.81        $   5.06    $   5.37    $  5.71    $  5.51    $  5.31
                                                             =======        ========    ========    =======    =======    =======
Total return...........................................        (0.28)%(B)       3.86%       3.60%     13.38%     12.95%     16.59%
Net assets end of period (000).........................      $94,378        $109,816    $101,865    $68,364    $34,411    $15,223
Ratio of expenses to average net assets................         0.75%(A)        0.69%       0.72%      0.77%      0.85%      0.85%
Ratio of expenses to average net assets (excluding
  reimbursement).......................................         0.75%(A)        0.69%       0.72%      0.77%      0.94%      1.59%
Ratio of net investment income (loss) to average net
  assets...............................................         9.59%(A)        8.76%       8.19%      8.47%      8.57%      8.51%
Ratio of net investment income (loss) to average net
  assets (excluding reimbursement).....................         9.59%(A)        8.76%       8.19%      8.47%      8.48%      7.77%
Portfolio turnover.....................................           32%             97%        109%       175%       175%       115%

---------------
(A) Annualized.
(B) Not annualized.
(C) Based on average shares outstanding.
(D) Less than $0.01 per share.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         NOTES TO FINANCIAL STATEMENTS

                           JUNE 30, 2000 (UNAUDITED)

1. ORGANIZATION

     Enterprise Accumulation Trust (the "Trust") was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value for the following portfolios: Multi-Cap Growth, Small Company Growth, Small Company Value, Growth, Capital Appreciation, Equity, Growth and Income, Equity Income, International Growth, Managed, Balanced and High-Yield Bond.

     The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments -- Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

     Special Valuation Risk -- The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. Foreign denominated assets held by the International Growth Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

     Repurchase Agreements -- Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the portfolio's holding period. Under each repurchase agreement, the portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

     Futures Contracts -- Upon entering into such a contract, a portfolio is required to deposit with the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as "variation margin," are recorded by the portfolio as unrealized appreciation or depreciation. When the contract is closed the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. There were no open futures contracts held in any of the portfolios at June 30, 2000.

     Foreign Currency Translation -- Securities, other assets and liabilities of the International Growth Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and exchange gains and losses are realized upon ultimate receipt or disbursement. The International Growth Portfolio does not isolate

                         ENTERPRISE ACCUMULATION TRUST

                           JUNE 30, 2000 (UNAUDITED)

that portion of its realized and unrealized gains on investments from changes in foreign exchange rates from the fluctuations arising due to changes in the market prices of the investments.

     Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

     Expenses -- Each portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated based on average net assets.

     Federal Income Taxes -- No provision for Federal income or excise taxes is required because the Trust intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

     Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Dividends and Distributions -- Except with respect to the High-Yield Bond Portfolio, dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. For the High-Yield Bond Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     Financial Instruments -- As part of its investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The portfolio enters into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

     As part of its investment program, the High-Yield Bond Portfolio may enter into futures contracts to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the portfolio attempts to enter into a closing position; (3) the risk that the portfolio will lose amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices and interest rates.

3. TRANSACTIONS WITH AFFILIATES

     An investment advisory fee is payable monthly to Enterprise Capital Management, Inc. ("ECM"), a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of each portfolio's average daily net assets as of the close of business each day at the following annual rates: for Equity, Small Company Value, and Managed, 0.80% for the first $400 million, 0.75% for the next $400 million, and 0.70% for average daily net assets over $800 million, 1.00% for both Small Company Growth and Multi-Cap Growth, 0.85% for International Growth, 0.75% for Growth, Capital Appreciation, Growth and Income, Equity Income and Balanced, and 0.60% for High-Yield Bond.

     ECM has contractually agreed to limit the portfolios' expenses through May 1, 2001, to the following expense ratios: Multi-Cap Growth -- 1.40%, Small Company Growth -- 1.40%, Small Company Value -- 1.30%, Growth -- 1.15%, Capital Appreciation -- 1.30%, Equity -- 1.15%, Growth and Income -- 1.05%, Equity Income -- 1.05%, International Growth -- 1.55%, Managed -- 1.05%,
Balanced -- 0.95% and High-Yield Bond -- 0.85%.

     ECM is a wholly-owned subsidiary of MONY Life Insurance Company, which is wholly-owned by MONY Group Inc. MONY Group Inc. and its subsidiaries and affiliates had the following investments in the Trust as of June 30, 2000:
Multi-Cap Growth -- $673,000, Small Company Growth -- $438,000,
Growth -- $318,000, Capital Appreciation -- $403,000, Growth and
Income -- $316,500, Equity Income -- $259,000 and Balanced -- $259,000.

                         ENTERPRISE ACCUMULATION TRUST

                           JUNE 30, 2000 (UNAUDITED)

     ECM has entered into subadvisory agreements with various investment advisers as subadvisers for the Trust. A portion of the management fee received by ECM is paid to the respective subadviser. 1740 Advisers, Inc., a wholly-owned subsidiary of MONY Group Inc., is the subadviser for the Equity Income Portfolio. For the six months ended June 30, 2000, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Portfolio of $39,647 with a related payable balance of $6,791 as of June 30, 2000.

     For the six months ended June 30, 2000, the following portfolios paid brokerage commissions to affiliates as follows:

Multi-Cap Growth............................................  $ 56,465
Small Company Value.........................................   167,271
Growth......................................................     4,272
Capital Appreciation........................................     1,567
Equity......................................................     1,980
Equity Income...............................................       390
Managed.....................................................   321,464
Balanced....................................................       210

4. INVESTMENT TRANSACTIONS

     Purchases and Sales of Investment Securities -- For the six months ended June 30, 2000, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

                                                            U.S. GOVERNMENT
                                                              OBLIGATIONS               STOCKS AND BONDS
                                                         ---------------------    ----------------------------
PORTFOLIO                                                PURCHASES     SALES       PURCHASES         SALES
---------                                                ---------    --------    ------------    ------------
Multi-Cap Growth.......................................        --           --    $150,647,987    $ 41,764,604
Small Company Growth...................................        --           --      49,150,253       9,777,948
Small Company Value....................................        --           --      52,197,834     118,835,289
Growth.................................................        --           --     118,959,360      50,382,048
Capital Appreciation...................................        --           --      56,481,340      25,914,238
Equity.................................................        --           --     124,235,457     223,342,490
Growth and Income......................................        --           --      46,782,847       1,657,851
Equity Income..........................................        --           --       4,240,934       4,538,866
International Growth...................................        --           --      60,323,663      52,373,725
Managed................................................        --           --     200,962,586     673,763,203
Balanced...............................................  $246,606     $620,484       5,118,743       2,100,086
High-Yield Bond........................................   996,016      998,438      30,037,917      38,616,754

                         ENTERPRISE ACCUMULATION TRUST

                           JUNE 30, 2000 (UNAUDITED)

     Outstanding forward foreign exchange contracts in the International Growth Portfolio at June 30, 2000 are as follows:

                            PURCHASES                 NET UNREALIZED
  SETTLEMENT    ----------------------------------    APPRECIATION/
     DATE           RECEIVE            DELIVER        (DEPRECIATION)
  ----------    ---------------    ---------------    --------------
   7/27/00      EUR  17,000,000    USD  15,813,400     $   445,372
    8/2/00      CHF   7,500,000    USD   4,481,625         131,012
   8/22/00      JPY 770,000,000    USD   7,684,631        (357,862)
                                                       -----------
                                                       $   218,522
                                                       ===========
                             SALES
                ----------------------------------
                   RECEIVE            DELIVER
                ---------------    ---------------
   7/27/00      USD  15,702,475    EUR  17,000,000     $  (556,297)
    8/2/00      USD   4,374,964    CHF   7,500,000        (237,674)
   8/22/00      USD  10,239,117    GBP   6,900,000        (211,521)
   8/22/00      USD   7,156,134    JPY 770,000,000        (170,635)
                                                       -----------
                                                        (1,176,127)
                                                       -----------
                                                       $  (957,605)
                                                       ===========

5. WRITTEN OPTIONS

     When a portfolio writes an option, an amount equal to the premium received by the portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the portfolio has realized a gain or loss. The risk associated with writing call options is that the portfolio may forego the opportunity for a profit if the market value of the underlying security increases and the option is exercised.

     Transactions in call options written for the six months ended June 30, 2000, were as follows:

                                                               NUMBER
                                                                 OF        PREMIUMS
GROWTH AND INCOME PORTFOLIO                                   CONTRACTS    RECEIVED
---------------------------                                   ---------    --------
Outstanding call options written at December 31, 1999.......     --             --
Options written.............................................     30        $61,098
Options exercised...........................................     --             --
                                                               -------     -------
Outstanding call options written at June 30, 2000...........     30        $61,098
                                                               -------     -------

                         ENTERPRISE ACCUMULATION TRUST

                           JUNE 30, 2000 (UNAUDITED)

6. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS

     At June 30, 2000, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                    UNREALIZED      UNREALIZED      NET UNREALIZED
PORTFOLIO                                           TAX COST           GAIN            LOSS          GAIN (LOSS)
---------                                        --------------    ------------    -------------    --------------
Multi-Cap Growth...............................  $  144,635,983    $ 16,153,312    $  (9,828,024)    $  6,325,288
Small Company Growth...........................      59,381,633      12,555,783       (6,905,450)       5,645,333
Small Company Value............................     342,577,135      98,224,096      (59,606,254)      38,617,842
Growth.........................................     301,251,914      29,848,535      (18,082,388)      11,766,147
Capital Appreciation...........................      62,257,550       6,865,153       (2,969,822)       3,895,331
Equity.........................................     488,531,213     133,594,260      (16,702,391)     116,891,869
Growth and Income..............................     135,582,576      18,506,996       (9,234,997)       9,271,999
Equity Income..................................      27,478,322       2,053,191       (2,707,622)        (654,431)
International Growth...........................     107,128,327      22,443,950       (8,365,256)      14,078,694
Managed........................................   1,521,347,384     236,846,657     (115,302,929)     121,543,728
Balanced.......................................      14,166,744         810,153         (526,884)         283,269
High-Yield Bond................................     103,214,678         574,207      (11,770,573)     (11,196,366)

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, paydowns, market discounts, losses deferred due to wash sales, foreign currency transactions, investments in passive foreign investment companies.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

     At December 31, 1999 the following portfolios had net capital loss carryforwards for federal tax purposes of:

                                                               BALANCE           EXPIRES
                                                              ----------    -----------------
Equity Income...............................................  $  189,023    December 31, 2007
High-Yield Bond.............................................   3,401,504    December 31, 2007

7. BORROWINGS

     The Trust, and another affiliated mutual fund are parties to a $50 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. At June 30, 2000, there were no loans outstanding. Listed below are the portfolios which had outstanding balances at any time during the six months ended June 30, 2000:

                                                               MAXIMUM      AVERAGE DAILY      WEIGHTED
                                                                AMOUNT         BALANCE          AVERAGE
PORTFOLIO                                                      BORROWED      OUTSTANDING     INTEREST RATE
---------                                                     ----------    -------------    -------------
International Growth........................................  $2,177,000       $70,973           7.04%

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

TRUSTEES AND PRINCIPAL OFFICERS

Victor Ugolyn                                            Trustee, Chairman, President and
                                                         Chief Executive Officer
Arthur T. Dietz                                          Trustee
Samuel J. Foti                                           Trustee
Arthur Howell                                            Trustee
William A. Mitchell, Jr.                                 Trustee
Lonnie H. Pope                                           Trustee
Michael I. Roth                                          Trustee
Phillip G. Goff                                          Vice President
Catherine R. McClellan                                   Secretary
Herbert M. Williamson                                    Assistant Secretary and Treasurer

INVESTMENT ADVISER

Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, Suite 450
Atlanta, Georgia 30326

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

     This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.

                                       67